UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2012

Municipal Fixed Income Funds
High Yield Municipal
Municipal Income
Short Duration Tax-Free

Goldman Sachs Municipal Fixed Income Funds

■	HIGH YIELD MUNICIPAL

■	MUNICIPAL INCOME

■	SHORT DURATION TAX-FREE

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	24

Financial Statements	78

Financial Highlights	82

Notes to the Financial Statements	88

Report of Independent Registered Public Accounting Firm	104

Other Information	105

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The following is not a complete list of the risks that may affect the Funds. For additional information concerning the risks that may affect the Funds, please see the Funds’ prospectuses.

The Goldman Sachs High Yield Municipal Fund invests primarily in high yield municipal securities that, at the time of purchase, are medium quality or non-investment grade, the interest on which is exempt from regular federal income tax. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk, interest rate risk, call risk, and extension risk. High yield, lower rated securities involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. The Fund is subject to the risk that the liquidity of particular issuers or industries, or of all securities within a particular investment category, will shrink or disappear as a result of adverse economic, market or political events or adverse investor perception. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular sectors (for example, specific types of municipal securities) or states, the Fund is subject to greater risk of loss as a result of adverse events affecting those sectors or states than if its investments were not so concentrated. The Fund may invest in securities whose income is subject to the federal alternative minimum tax and state income tax. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax exempt or deferred accounts. Certain shareholders, including clients or affiliates of the investment adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may impact the Fund’s liquidity and NAV. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Municipal Income Fund invests primarily in municipal securities, the interest on which is exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular states and sectors, the Fund is subject to greater risk of loss as a result of adverse events affecting those states and sectors than if its investments were not so concentrated. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

The Goldman Sachs Short Duration Tax-Free Fund invests primarily in municipal securities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. The Fund may invest up to 20% of its portfolio in private activity bonds whose income may be subject to the federal alternative minimum tax and taxable investments. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular states and sectors, the Fund is subject to greater risk of loss as a result of adverse events affecting those states and sectors than if its investments were not so concentrated. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■ Include domestic investment options, tax-free income opportunities, and access to areas of specialization
■ Capitalize on GSAM’s industry-renowned credit research capabilities
■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

The municipal bond market rallied during the 12 months ended March 31, 2012 (the “Reporting Period”) on favorable supply and demand dynamics and the improving credit picture for states and municipalities.

When the Reporting Period began, municipal bond prices were recovering from the decline they had suffered in late 2010. At that time, after speculation by some observers about the near-term potential for a wave of municipal bond defaults, the tax-exempt bond market sold off. However, as many municipal market participants and strategists had expected, state and local governments acted on their fiscal challenges by adopting numerous austerity measures, including budget cuts and pension reform, and reducing their funding needs. On the state level, revenues steadily increased.

An imbalance in supply and demand also pushed municipal bond prices higher during the Reporting Period. In the aftermath of significant investment outflows during 2010, the Reporting Period saw strong demand for the asset class as interest rates fell and investors sought to lock in higher yields. At the same time, fiscal austerity measures on the state and local level resulted in dramatically lower new issue municipal supply. Indeed, in 2011, municipal debt issuance hit a 10-year low, down approximately 32% from 2010. Many state and local governments had cut their capital spending and therefore did not need to issue much debt. They had also pre-funded some of their 2011 borrowing needs in the fourth calendar quarter of 2010 via the Build America Bond (“BAB”) program. The BAB program, which was introduced through the federal government’s fiscal stimulus package, provided states and municipalities with increased incentive to issue debt through the taxable municipal bond market. BAB issuers received a 35% federal rebate on the interest they paid bond holders, which helped states and municipalities reduce their financing costs.

In July and August 2011, a contentious debate about the raising of the U.S. debt ceiling sparked worries about the potential both for a U.S. default and for the downgrade of the U.S.’s AAA credit rating. The debt ceiling talks also left tax-exempt bond investors questioning the impact of a downgrade on municipal credit ratings. Although policymakers eventually reached accord, the budget cuts to which they agreed were not enough to prevent Standard & Poor’s Ratings from downgrading U.S. government long-term debt to AA+. The downgrade appeared to dampen investors’ risk appetite and sparked a powerful safe-haven rally in the U.S. Treasury market. Municipal bonds also rallied, though less strongly than U.S. Treasuries. As a result, the spread, or difference in yields, between municipal bonds (both investment grade and high yield) and U.S. Treasuries widened, making municipals even more attractive relative to U.S. Treasuries than historic norms. As a result, near the end of August, non-traditional buyers (that is, those who typically invest in taxable fixed income securities) stepped into the tax-exempt market to take advantage of the higher yields offered by municipal bonds.

For most of September, the municipal bond rally continued, driving yields lower. However, in the last week of the month, yields surged as the market struggled to digest a heavy new issue calendar. In October, municipal yields continued to move higher across maturities, driven by a heavy supply calendar and a decline in U.S. Treasury prices. Issuance was up 26% in October over September as state and local governments took advantage of the low interest rate environment to issue debt. Shorter maturity municipals generally underperformed U.S. Treasuries, while intermediate- and longer-term municipals slightly outperformed their U.S. Treasury counterparts.

MARKET REVIEW

Municipals generated mixed results over the course of November with short-duration municipal yields rallying and longer-term municipal yields modestly declining. Primary market supply was heavy throughout November, in line with October, as municipalities entered the market both for new money issuance and for refunding deals to refinance outstanding debt at lower yields. In December, however, municipal yields rallied along the curve, or spectrum of maturities, with the largest gains in bonds with maturities of six years and more.

In January, municipal yields continued to rally with strong investor demand and low tax-exempt supply the primary drivers. As the month progressed, the rally in municipal yields caught up with the rally in U.S. Treasury yields. The ratio tightened between the yields on intermediate- and longer-term municipals and those of comparable-maturity U.S. Treasuries. For example, at the end of 2011, 10-year municipal yields were 98% those of comparable U.S. Treasuries, narrowing to 93% by the end of January. Thirty-year municipals tightened from 122% versus comparable U.S. Treasuries at the close of 2011 to 107% at January end.* Demand was strongest in maturities of 13 years and longer as investors sought out higher yields. As a result, the spread, or yield differential, between two-year and 30-year municipal bonds tightened, or narrowed, significantly.

During February and March, municipal yields increased on new issue supply and strong investment flows. Supply in the first quarter of 2012 was much stronger than over the same three months in 2011. Issuers had taken advantage of lower interest rates to call debt issued at higher interest rates, and consequently refunding issuance, as a percentage of total issuance, soared. Meanwhile, the municipal credit environment continued to stabilize. State revenue growth was steady, although local revenues remained somewhat depressed.

Overall, during the Reporting Period, lower quality investment grade municipal bonds outperformed the highest quality municipal bonds. The strongest performing investment grade municipal sectors, as represented by the Barclays Aggregate Municipal Bond Index, were hospitals, transportation, education and special tax bonds. The weakest performers during the Reporting Period were pre-refunded municipal bonds and state and local general obligation bonds overall.

High Yield Municipal Market

During the first half of the Reporting Period, high yield municipal bonds generally traded in line with investment grade municipal bonds. Investors seemed to believe that worries about widespread defaults were overstated.

In July 2011, high yield municipal bonds continued to move in the same direction as investment grade municipals. Even in August, as U.S. Treasuries rallied and riskier fixed income assets sold off, high yield municipal bonds held up relatively well. However, they did not perform as well as investment grade municipal bonds. During September, they continued to lag the performance of investment grade municipal bonds. However, the high yield municipal market moved in line with investment grade municipals over the course of October. In November, high yield municipal bonds performed poorly, driven by the negative performance of the airline sector following American Airlines’ bankruptcy filing, though they generally tracked the performance of investment grade municipals. High yield municipal bonds posted a positive return in December on muted supply and a rally in the U.S. Treasury market. In January, and in line with the investment grade municipal market, high yield

*	Data according to Thomson Reuters.

MARKET REVIEW

municipal bonds benefited from a rally in longer maturities. Extremely tight supply conditions also fueled performance. During January and through the end of the Reporting Period, high yield municipal bonds outperformed investment grade municipal bonds.

During the Reporting Period, the spread, or difference in yields, between high yield municipal bonds, as represented by the Barclays High Yield Municipal Bond Index, and investment grade municipal bonds, as represented by the Barclays Aggregate Municipal Bond Index, remained wide relative to historic norms. As a result, high yield municipal bonds remained inexpensive compared to investment grade municipal bonds, offering a potential source of value and higher return opportunities for tax-conscious investors.

Looking Ahead

At the end of the Reporting Period, supply and demand conditions seemed likely to support municipal bond prices in our view. We believe lower-than-average issuance and strong demand should continue to buoy the market. We also expect the credit picture for states to improve further, though there is still work to be done to balance 2012 budgets. For several years, states have focused primarily on the expense side of the ledger. In our opinion, they will take a more balanced approach for the upcoming budget cycle, relying on continued expense controls and revenue enhancements — which may include tax increases — to help them balance their budgets. A public debate about pension reform has been welcomed by most states. We expect the pace of reform to continue even as new accounting standards from the Governmental Accounting Standards Board (“GASB”) are implemented. In the months ahead, we will continue to watch developments in Washington, D.C. relating to the potential expiration of the Bush era tax cuts and the tax-exempt status of municipal bonds. We do not expect much progress on either matter during the 2012 Presidential campaign, but media reports could sway market sentiment as we approach the end of the year.

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 17.08%, 16.33%, 16.21%, 17.55% and 17.50%, respectively. These returns compare to the 14.08% average annual total return of the Fund’s benchmark, the High Yield Municipal Fund Composite Index (“High Yield Municipal Composite”), during the same time period.

The High Yield Municipal Fund Composite is comprised 40% of the Barclays Aggregate Municipal Bond Index (with dividends reinvested) and 60% of the Barclays High Yield Municipal Bond Index (with dividends reinvested), which generated average annual total returns of 12.03% and 15.44%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration and yield curve strategy contributed positively to relative performance during the Reporting Period. Sector and issue selection also added to returns.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund benefited from its overweighted positions relative to the High Yield Municipal Composite in the health care, special assessment and appropriation-backed bond sectors. An overweighted position relative to the High Yield Municipal Composite in BBB-rated bonds and an underweighted exposure to AAA- and AA-rated bonds also contributed positively. In addition, issue selection among health care and special assessment bonds boosted the Fund’s returns.

The Fund’s overweighted allocation to the airline sector detracted, as American Airlines filed for bankruptcy in November 2011.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s longer duration position relative to the High Yield Municipal Composite enhanced performance as yields declined during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Our yield curve positioning strategy also enhanced the Fund’s relative returns. The Fund’s overweighted exposure to maturities in the 20- to 30-year portion of the curve contributed, as longer maturities outperformed shorter maturities during the Reporting Period. For the same reason, the Fund’s underweight in maturities of between one year and 10 years also added value. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value.

During the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve, wherein yields on longer-term maturity bonds were higher than those on shorter-term maturity bonds. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income.

PORTFOLIO RESULTS

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s allocation to investment grade bonds rated BBB and higher. We reduced the Fund’s average coupon by increasing its holdings of zero coupon bonds. We also reduced the Fund’s average maturity and duration over the course of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the hospital sector and underweight the tobacco sector compared to the High Yield Municipal Composite. The Fund continued to have an overweight relative to the High Yield Municipal Composite in the 20- to 30-year portion of the municipal yield curve. The Fund’s credit quality improved during the Reporting Period, but it remained underweight high quality municipal bonds and pre-refunded municipal bonds at the end of the Reporting Period. Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, our outlook for the municipal market — and the high yield municipal market in particular — was positive because of favorable supply and demand dynamics and the difference in yields among various municipal credits, which we considered attractive. We intend to maintain our unconstrained approach in which we focus on seeking attractive risk/return opportunities across all maturities along the municipal bond yield curve and inclusive of all credit qualities. Based on shifts in interest rates, we intend to maintain an appropriate duration target relative to the High Yield Municipal Composite.

FUND BASICS

High Yield Municipal Fund
as of March 31, 2012

PERFORMANCE REVIEW

			Barclays	Barclays
	Fund Total	High Yield	High Yield	Aggregate	30-Day	30-Day	30-Day
	Return	Municipal	Municipal	Municipal	Standardized	Standardized	Taxable
April 1, 2011–	(based	Fund	Bond	Bond	Subsidized	Unsubsidized	Equivalent
March 31, 2012	on NAV)[1]	Composite[2]	Index[3]	Index[4]	Yield[5]	Yield[5]	Yield[6]

Class A	17.08%	14.08%	15.44%	12.03%	4.05%	3.98%	6.23%
Class B	16.33	14.08	15.44	12.03	3.49	3.42	5.37
Class C	16.21	14.08	15.44	12.03	3.49	3.42	5.37
Institutional	17.55	14.08	15.44	12.03	4.52	4.50	6.95
Class IR	17.50	14.08	15.44	12.03	4.48	4.41	6.89

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The High Yield Municipal Fund Composite Index is comprised of the Barclays Aggregate Municipal Bond Index (40%) and the Barclays High Yield Municipal Bond Index (60%).

[3]	The Barclays High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

[6]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2011 federal income tax rate of 35%.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]

For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	11.78%	-0.71%	3.26%	4.00%	4/3/00
Class B	11.12	-0.93	3.10	3.87	4/3/00
Class C	15.16	-0.55	2.96	3.62	4/3/00
Institutional	17.55	0.56	4.11	4.79	4/3/00
Class IR	17.50	N/A	N/A	8.11	7/30/10

[7]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

EXPENSE RATIOS[8]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.86%	0.93%
Class B	1.61	1.68
Class C	1.61	1.68
Institutional	0.57	0.59
Class IR	0.61	0.68

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[9]

Percentage of Market Value

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary
March 31, 2012

The following graph shows the value as of March 31, 2012, of a $10,000 investment made on April 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Barclays Aggregate Municipal Bond Index, the Barclays High Yield Municipal Bond Index and the High Yield Municipal Fund Composite Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Yield Municipal Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2002 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	17.08%	0.20%	3.73%	4.40%
Including sales charges	11.78%	–0.71%	3.26%	4.00%

Class B (Commenced April 3, 2000)
Excluding contingent deferred sales charges	16.33%	–0.53%	3.10%	3.87%
Including contingent deferred sales charges	11.12%	–0.93%	3.10%	3.87%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	16.21%	–0.55%	2.96%	3.62%
Including contingent deferred sales charges	15.16%	–0.55%	2.96%	3.62%

Institutional Shares (Commenced April 3, 2000)	17.55%	0.56%	4.11%	4.79%

Class IR (Commenced July 30, 2010)	17.50%	N/A	N/A	8.11%

PORTFOLIO RESULTS

Goldman Sachs Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Municipal Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 15.09%, 14.24%, 14.24%, 15.41%, 14.86% and 15.15% respectively. These returns compare to the 12.03% average annual total return of the Fund’s benchmark, the Barclays Aggregate Municipal Bond Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration and yield curve strategy contributed positively to relative performance during the Reporting Period. Sector and issue selection also boosted results.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund benefited from an overweighted position relative to the Index in California general obligation (“GO”) bonds. California is one of the top state issuers in the U.S. and offers securities across a wide range of sectors and credit qualities. Because of market technicals, or supply/demand factors, California’s GO bonds appeared more attractive than the GO bonds of other states.

The Fund’s returns were also enhanced by its overweighted exposure relative to the Index to the hospital sector. The hospital sector outperformed during the Reporting Period, as spreads, or the difference in yields, between hospital bonds and AAA-rated municipal securities contracted. Security selection within the hospital sector was also advantageous as several of the Fund’s holdings were positively affected by mergers and acquisitions. An overweighted allocation to the tobacco sector further boosted relative returns as the sector outperformed the municipal bond market as a whole during the Reporting Period.

The Fund’s underweighted position relative to the Index in pre-refunded municipal bonds contributed positively to results. Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.

During the Reporting Period, an overweighted position in zero coupon bonds added to the Fund’s relative returns. The Fund also benefited from its focus on lower credit quality investment grade municipal securities. It was overweight BBB-rated municipal securities, which provided higher yields during the Reporting Period than AAA-rated municipal securities. Security selection among BBB-rated municipal securities was also advantageous.

Positioning in no sectors or issues detracted meaningfully from the Fund’s relative performance during the Reporting Period.

PORTFOLIO RESULTS

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s slightly long duration position relative to the Index contributed positively to performance as yields declined during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Our yield curve positioning strategy also enhanced relative returns. The Fund’s overweighted exposure to longer-term maturities added to performance, as longer maturities outperformed short maturities during the Reporting Period. The Fund also benefited from the additional yield generated by this strategy. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	In seeking to achieve its investment objective, and as market conditions warranted during the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of changes in interest rates. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall — and they therefore have the potential to increase the Fund’s income.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we gradually reduced the Fund’s overweighted exposure to tobacco-backed bonds but continued to maintain an overweight relative to the Index. We reduced the Fund’s holdings in pre-refunded bonds as these issues have relatively short maturities and offered very low market yields during the Reporting Period. In addition, we reduced the Fund’s overweighted position in zero coupon bonds. As bonds with 10-year to 20-year maturities underperformed late in the Reporting Period, we took advantage of the decline in prices to add some of these issues to the Fund during that time.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight lower credit quality investment grade municipal bonds and bonds with maturities of 13 months and less relative to the Index. It held overweighted allocations relative to the Index in bonds issued in California, Illinois and Puerto Rico. The Fund was overweight bonds in the hospital and airport sectors. Compared to the Index, the Fund was underweight state and local GO bonds and pre-refunded municipal bonds at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue managing the Fund to seek opportunities along the entire municipal bond yield curve and across the spectrum of investment grade credits. We will continue to monitor the changing dynamic between agencies and municipals, seeking to keep the Fund invested in the most tax-efficient manner. Based on shifts in interest rates, we intend to maintain an appropriate duration target relative to the Index.

FUND BASICS

Municipal Income Fund
as of March 31, 2012

PERFORMANCE REVIEW

		Barclays	30-Day	30-Day
		Aggregate	Standardized	Standardized	30-Day Taxable
April 1, 2011–	Fund Total Return	Municipal	Subsidized	Unsubsidized	Equivalent
March 31, 2012	(based on NAV)[1]	Bond Index[2]	Yield[3]	Yield[3]	Yield[4]

Class A	15.09%	12.03%	2.76%	2.63%	4.25%
Class B	14.24	12.03	2.12	1.98	3.26
Class C	14.24	12.03	2.12	1.99	3.26
Institutional	15.41	12.03	3.21	3.07	4.94
Service	14.86	12.03	2.75	2.56	4.23
Class IR	15.15	12.03	3.12	2.99	4.80

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2011 federal income tax rate of 35%.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	10.75%	3.59%	4.47%	4.87%	7/20/93
Class B	9.08	3.18	4.23	4.80	5/1/96
Class C	13.21	3.60	4.08	4.05	8/15/97
Institutional	15.41	4.73	5.25	5.21	8/15/97
Service	14.86	4.17	4.71	4.72	7/20/93
Class IR	15.15	N/A	N/A	7.25	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.78%	0.98%
Class B	1.53	1.73
Class C	1.53	1.73
Institutional	0.44	0.64
Service	0.94	1.14
Class IR	0.53	0.73

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[7]

Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Performance Summary
March 31, 2012

The following graph shows the value as of March 31, 2012, of a $10,000 investment made on April 1, 2002 in Class A Shares (with the maximum sales charge of 3.75%). For comparative purposes, the performance of the Fund’s benchmark, the Barclays Aggregate Municipal Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service and Class IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Municipal Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2002 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 20, 1993)
Excluding sales charges	15.09%	4.38%	4.87%	5.09%
Including sales charges	10.75%	3.59%	4.47%	4.87%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	14.24%	3.60%	4.23%	4.80%
Including contingent deferred sales charges	9.08%	3.18%	4.23%	4.80%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	14.24%	3.60%	4.08%	4.05%
Including contingent deferred sales charges	13.21%	3.60%	4.08%	4.05%

Institutional Shares (Commenced August 15, 1997)	15.41%	4.73%	5.25%	5.21%

Service Shares (Commenced August 15, 1997)	14.86%	4.17%	4.71%	4.72%

Class IR (Commenced July 30, 2010)	15.15%	N/A	N/A	7.25%

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 3.46%, 2.84%, 3.05%, 3.72%, 3.31% and 3.62%, respectively. These returns compare to the 2.65% average annual total return of the Fund’s benchmark, the Barclays 1-3 Year Municipal Bond Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Sector and issue selection contributed positively to the Fund’s relative performance during the Reporting Period. The Fund’s duration and yield curve strategy also added to returns.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	As yields declined during the Reporting Period, the Fund benefited from its holdings of municipal securities with five-year maturities and from its overweighted position in zero coupon bonds. The Fund’s overweighted allocation to Illinois general obligation (“GO”) bonds also contributed positively, as spreads tightened in the last few months of the Reporting Period, meaning yield differentials narrowed. An overweighted exposure to the tobacco sector also boosted relative returns, as the sector outperformed the municipal bond market as a whole during the Reporting Period. The Fund’s focus on BBB-rated investment grade municipal securities was advantageous as well. Lower credit quality bonds performed well as investors grew more comfortable with overall municipal credit quality and sought higher yielding securities in the low interest rate environment.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s slightly long duration position relative to the Index contributed to performance as yields declined during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Our yield curve positioning strategy also enhanced relative returns. The Fund’s overweighted exposure to longer-term maturities added to performance, as longer maturities outperformed short maturities during the Reporting Period. The Fund also benefited from the additional yield generated by this strategy. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	In seeking to achieve its investment objective, and as market conditions warranted during the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of changes in interest rates. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall — and they therefore have the potential to increase the Fund’s income.

PORTFOLIO RESULTS

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s holdings in municipal securities with two-year maturities and increased its exposure to those with five-year maturities. We added to the Fund’s overweighted position in Illinois GO bonds. We increased the Fund’s overweighted allocation to zero coupon bonds to take advantage of attractive spreads and the steep municipal yield curve, reducing some of that exposure by the end of the Reporting Period. (As mentioned earlier, spread refers to yield differential. A steep yield curve is one wherein yields on longer-term maturity bonds are higher than those on shorter-term maturity bonds.) We reduced the Fund’s holdings of pre-refunded municipal bonds as these issues have relatively short maturities and offered very low market yields during the Reporting Period. Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly. In addition, to take advantage of steepness in the municipal yield curve, we opportunistically sold shorter-term maturity bonds and bought longer-term maturity bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight lower credit quality investment grade municipal bonds and bonds with maturities of 13 months and less relative to the Index. It held overweighted allocations relative to the Index in bonds issued in Puerto Rico, Illinois and Florida. Compared to the Index, the Fund was underweight California GO bonds and pre-refunded municipal bonds at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue managing the Fund to seek opportunities in the short-term end of the municipal bond yield curve, including investment grade credits. We will continue to monitor the changing dynamic between agencies and municipals, seeking to keep the Fund invested in the most tax-efficient manner. Based on shifts in interest rates, we intend to maintain an appropriate duration target relative to the Index. We may adjust the Fund’s duration position if we see a broad change in interest rates.

FUND BASICS

Short Duration Tax-Free Fund
as of March 31, 2012

PERFORMANCE REVIEW

		Barclays	30-Day	30-Day
		1-3 Year	Standardized	Standardized	30-Day Taxable
April 1, 2011–	Fund Total Return	Municipal	Subsidized	Unsubsidized	Equivalent
March 31, 2012	(based on NAV)[1]	Bond Index[2]	Yield[3]	Yield[3]	Yield[4]

Class A	3.46%	2.65%	0.75%	0.73%	1.15%
Class B	2.84	2.65	0.17	0.01	0.26
Class C	3.05	2.65	0.37	0.00	0.57
Institutional	3.72	2.65	1.10	1.08	1.69
Service	3.31	2.65	0.60	0.59	0.92
Class IR	3.62	2.65	1.01	0.99	1.55

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays 1-3 Year Municipal Bond Index, an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2011 federal income tax rate of 35%.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	1.91%	2.93%	2.71%	3.17%	5/1/97
Class B	0.83	2.62	2.36	2.94	5/1/97
Class C	2.40	2.57	2.15	2.46	8/15/97
Institutional	3.72	3.59	3.23	3.77	10/1/92
Service	3.31	3.07	2.74	3.28	9/20/94
Class IR	3.62	N/A	N/A	2.26	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.73%	0.77%
Class B	1.33	1.52
Class C	1.13	1.52
Institutional	0.39	0.43
Service	0.89	0.93
Class IR	0.48	0.52

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[7]

Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary
March 31, 2012

The following graph shows the value as of March 31, 2012, of a $10,000 investment made on April 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays 1-3 Year Municipal Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Short Duration Tax-Free Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2002 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	3.46%	3.23%	2.87%	3.27%
Including sales charges	1.91%	2.93%	2.71%	3.17%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	2.84%	2.62%	2.36%	2.94%
Including contingent deferred sales charges	0.83%	2.62%	2.36%	2.94%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	3.05%	2.57%	2.15%	2.46%
Including contingent deferred sales charges	2.40%	2.57%	2.15%	2.46%

Institutional Shares (Commenced October 1, 1992)	3.72%	3.59%	3.23%	3.77%

Service Shares (Commenced September 20, 1994)	3.31%	3.07%	2.74%	3.28%

Class IR (Commenced July 30, 2010)	3.62%	N/A	N/A	2.26%

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – 96.3%
Alabama – 2.4%
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA+/NR)(a)(b)(c)
$6,875,000	11.430%	11/03/16	$9,970,056
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
3,405,000	5.375	12/01/16	3,616,042
4,425,000	5.500	12/01/21	4,532,218
5,775,000	5.625	12/01/26	5,851,114
16,515,000	5.750	12/01/36	16,553,645
Courtland Industrial Development Board PCRB Refunding for International Paper Co. Projects Series 2005 A (BBB/Baa3)
1,000,000	5.000	06/01/25	1,020,410
Infirmary Health System Special Care Facilities Financing Authority of Mobile RB for Infirmary Health System, Inc. Series 2010 A (A-/NR)
7,500,000	5.250	02/01/30	7,796,850
Selma Industrial Development Board Gulf Opportunity Zone Bonds for International Paper Company Project Series 2011 A (BBB/Baa3)
2,250,000	5.375	12/01/35	2,355,998
Sylacauga Health Care Authority RB for Coosa Valley Medical Center Series 2005 A (GO OF AUTH) (NR/NR)
7,600,000	6.000	08/01/25	7,375,648
15,000,000	6.000	08/01/35	13,951,350
Tuscaloosa Alabama Educational Building Authority RB for Stillman College Project Series 2007 A (BB+/NR)
13,405,000	5.250	06/01/37	10,462,737

			83,486,068

Arizona – 2.6%
Apache County Industrial Development Authority PCRB for Tucson Electric Power Company Series 2012 A (BBB-/Baa3)
7,000,000	4.500	03/01/30	6,999,720
Arizona Health Facilities Authority Hospital RB for Phoenix Children’s Hospital Series 2007 A (NR/NR)(b)
39,070,000	1.190	02/02/15	36,485,910
City of Tempe Industrial Development Authority RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/42	1,267,962
1,325,000	6.250	12/01/46	1,342,106
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa2)
8,800,000	7.250	02/01/40	10,320,640
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB-/Baa3)
5,000,000	6.250	01/01/38	5,491,550
Pima County IDA RB for Tucson Electric Power Co. Project RMKT 01/12/10 Series 2008 B (BBB-/Baa3)
7,850,000	5.750	09/01/29	8,310,167
Pima County IDA RB for Tucson Electric Power Co. Project Series 2010 A (BBB-/Baa3)
7,485,000	5.250	10/01/40	7,728,188
Queen Creek Improvement District No. 1 Special Assessment Series 2006 (BBB/A3)
600,000	5.000	01/01/20	601,770
2,000,000	5.000	01/01/26	2,002,500
3,000,000	5.000	01/01/32	3,001,200
University Medical Center Corp. RB Series 2009 (BBB+/Baa1)
500,000	6.250	07/01/29	564,390
1,000,000	6.500	07/01/39	1,124,980
University Medical Center Corp. RB Series 2011 (GO OF CORP) (BBB+/Baa1)
3,500,000	6.000	07/01/39	3,876,355

			89,117,438

California – 13.6%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE FGIC) (A+/Aa3)(d)
1,600,000	0.000	08/01/26	807,616
Alameda County Oakland Unified School District GO Bonds for Election of 2006 Series 2012 A (NR/NR)
2,800,000	5.500	08/01/32	2,923,116
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA-/Aa3)(d)
1,210,000	0.000	08/01/36	306,166
Anaheim Public Financing Authority RB Capital Appreciation for Public Improvements Project Series 1997 C (AGM) (AA-/Aa3)(d)
855,000	0.000	09/01/29	323,045
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA-/Aa3)(d)
1,055,000	0.000	08/01/25	534,400
California Health Facilities Financing Authority RB for California Sutter Health Facilities Series 2007 A (AA-/Aa3)
5,000,000	5.250	11/15/46	5,207,250
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (BBB/Baa2)
19,500,000	5.500	02/01/39	19,853,340
California Public Works Board Lease RB for various Judicial Council Projects Series 2011 D (BBB+/A2)
3,000,000	5.000	12/01/31	3,087,840
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A (NR/NR)
2,000,000	5.400	11/01/27	2,022,200
7,500,000	5.500	11/01/38	7,226,100
California Statewide Communities Development Authority RB for Methodist Hospital Project Series 2009 (FHA INS) (NR/Aa2)
6,000,000	6.625	08/01/29	7,429,320
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (B+/NR)(d)
35,000,000	0.000	06/01/46	1,413,300
California Various Purpose GO Bonds Series 2011 (A-/A1)
10,000,000	5.000	09/01/41	10,528,700

24          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE FGIC) (BBB/WR)(d)
$7,000,000	0.000%	09/01/33	$1,901,970
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
750,000	6.500	12/01/26	863,857
2,830,000	7.000	12/01/36	3,318,430
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/31	722,870
5,000,000	8.000	06/01/44	5,398,450
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
600,000	5.000	09/02/30	637,518
City of San Mateo Community Facilities District No. 2008-1 Special Tax Bonds Series 2012 (NR/NR)
4,000,000	6.000	09/01/42	4,153,440
City of South Gate COPS Series 2002 A (AMBAC) (BB+/WR)
450,000	5.500	09/01/18	461,700
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(d)
233,785,000	0.000	06/01/47	10,945,814
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(d)
307,000,000	0.000	06/01/47	3,579,620
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AGC-ICC) (AA-/Aa3)
23,400,000	5.000	06/01/45	23,445,864
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (FGIC) (BBB+/A2)
15,535,000	5.000	06/01/35	15,719,400
13,170,000	5.000	06/01/38	13,287,740
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (Radian-IBCC) (BBB+/A2)
150,000	5.000	06/01/45	151,035
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B-/B3)
25,480,000	5.750	06/01/47	19,452,706
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2005 (AMBAC-TCRS-BNY) (BBB+/A2)
50,335,000	5.000	06/01/45	50,682,311
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset-Backed Bonds Series 2005 A (BBB+/A2)
220,000	5.000	06/01/45	221,518
Hartnell Community College District GO Bonds Capital Appreciation for Election of 2002 Series 2009 D (AA-/Aa2)(d)
50,000,000	0.000	08/01/49	3,543,000
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-1 (B/NR)(d)
101,195,000	0.000	06/01/36	8,481,153
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-2 (B/NR)(d)
211,235,000	0.000	06/01/47	5,538,582
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 D (B/NR)(d)
260,660,000	0.000	06/01/57	2,325,087
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3 (NR/NR)
1,435,000	5.050	09/01/30	1,398,020
690,000	5.050	09/01/35	658,971
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
665,000	6.625	08/01/24	714,788
1,000,000	7.250	08/01/31	1,094,980
9,315,000	7.375	08/01/40	10,202,906
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(d)
48,925,000	0.000	08/01/50	5,368,051
Los Angeles County Sanitation Districts Financing Authority RB for Capital Projects District No. 20 Subseries 2007 A (AMBAC) (A/WR)
4,000,000	4.500	10/01/42	3,980,240
Los Angeles Regional Airports Improvement Corp. Lease RB Series 2002 C (AMT) (NR/C)(e)
32,425,000	7.500	12/01/24	31,773,582
Los Angeles Unified School District GO Bonds Refunding Series 2007 A-1 (NATL-RE) (AA-/Aa2)
13,745,000	4.500	01/01/28	14,424,278
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A-/NR)
1,625,000	6.750	09/01/26	1,810,445
1,500,000	7.000	09/01/31	1,678,650
875,000	7.250	09/01/38	987,613
Madera County Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2005 (NATL-RE FGIC) (A+/WR)(d)
2,740,000	0.000	08/01/26	1,223,191
2,590,000	0.000	08/01/27	1,079,978
1,395,000	0.000	08/01/28	544,217
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (A/NR)(d)
1,330,000	0.000	08/01/27	594,843
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(d)
3,750,000	0.000	08/01/35	1,013,175
Monrovia Unified School District GO Bonds for Capital Appreciation Series 2001 B (NATL-RE FGIC) (A+/Aa3)(d)
1,000,000	0.000	08/01/24	544,070
M-S-R Energy Authority Gas RB Series 2009 A (A-/NR)
8,250,000	6.500	11/01/39	10,219,935

The accompanying notes are an integral part of these financial statements.          25

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

M-S-R Energy Authority Gas RB Series 2009 B (A-/NR)
$2,000,000	6.500%	11/01/39	$2,477,560
M-S-R Energy Authority Gas RB Series 2009 C (A-/NR)
10,000,000	6.125	11/01/29	11,678,200
13,500,000	6.500	11/01/39	16,723,530
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA-/Aa3)(f)
7,000,000	0.000	08/01/30	4,515,000
Murrieta Community Facilities District No. 3 Special Tax for Creekside Village Improvement Area 1 Series 2005 (NR/NR)
1,615,000	5.200	09/01/35	1,555,681
New Haven Unified School District GO Bonds Refunding for Capital Appreciation Series 2009 (ASSURED GTY) (AA-/Aa3)(d)
860,000	0.000	08/01/25	447,097
1,105,000	0.000	08/01/26	538,599
5,550,000	0.000	08/01/30	2,097,900
7,830,000	0.000	08/01/32	2,578,654
7,000,000	0.000	08/01/34	2,000,390
Palomar Pomerado Health COPS Series 2009 (BB+/Baa3)
16,450,000	6.750	11/01/39	17,719,611
Palomar Pomerado Health COPS Series 2010 (BB+/Baa3)
7,000,000	6.000	11/01/41	7,217,070
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA-/Aa3)(f)
10,750,000	0.000	08/01/38	8,358,017
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE FGIC) (AA-/Aa3)(d)
1,805,000	0.000	08/01/25	979,555
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A-/NR)(d)
2,220,000	0.000	10/01/33	523,121
2,220,000	0.000	10/01/35	452,125
1,840,000	0.000	10/01/37	320,859
5,000,000	0.000	10/01/38	810,000
8,425,000	0.000	10/01/39	1,264,171
13,395,000	0.000	10/01/40	1,860,432
7,275,000	0.000	10/01/41	937,456
6,000,000	0.000	10/01/42	710,700
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A-/NR)
1,225,000	6.500	10/01/25	1,347,929
1,950,000	6.750	10/01/30	2,154,165
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE FGIC) (A/A1)(d)
1,420,000	0.000	08/01/25	682,026
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa2)(d)
30,265,000	0.000	07/01/44	5,116,298
San Diego Unified School District GO Bonds Refunding Series 2012 R-1 (AA-/Aa2)(d)
10,000,000	0.000	07/01/30	3,934,200
3,000,000	0.000	07/01/31	1,108,860
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)
500,000	6.750	08/01/33	561,775
2,000,000	6.750	08/01/41	2,236,500
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 D (BBB/NR)
435,000	6.625	08/01/27	484,903
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB/NR)
750,000	6.250	08/01/28	809,235
555,000	6.375	08/01/29	599,511
305,000	6.500	08/01/31	327,909
1,000,000	6.625	08/01/39	1,077,590
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB/NR)
1,000,000	7.000	08/01/33	1,122,240
1,500,000	7.000	08/01/41	1,672,140
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE FGIC) (A+/Aa2)(d)
1,580,000	0.000	08/01/24	911,866
1,595,000	0.000	08/01/25	855,510
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/42	2,116,660
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)
1,000,000	7.000	08/01/31	1,115,510
2,000,000	7.000	08/01/41	2,210,260
Stockton Unified School District GO Bonds for Capital Appreciation Election Series 2011 D (AGM) (AA-/Aa3)(d)
13,025,000	0.000	08/01/39	2,495,199
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (A/NR)
1,000,000	6.750	08/01/31	1,117,210
2,100,000	7.000	08/01/39	2,371,341
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds for Sacramento County Tobacco Securitization Corp. Series 2005 A-1 (B-/Caa1)
2,000,000	5.375	06/01/38	1,470,740
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (B+/B2)
7,350,000	5.125	06/01/46	5,362,707

26          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A/NR)
$1,500,000	6.875%	12/01/33	$1,680,270
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (BBB/NR)
1,000,000	7.250	09/01/31	1,110,060
5,000,000	7.500	09/01/42	5,597,750
William S. Hart Union High School District Election of 2008 GO Bonds Series 2011 B (AGM) (AA-/Aa2)(d)
7,000,000	0.000	08/01/35	1,908,480
3,325,000	0.000	08/01/36	841,325

			465,972,288

Colorado – 1.3%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-/NR)
9,050,000	5.000	12/01/35	8,511,525
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB-/Baa3)
12,860,000	6.000	01/15/41	13,875,811
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006 (NR/NR)
4,500,000	6.125	12/01/37	3,451,095
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2007 A (AMT) (B/B3)
9,000,000	5.750	10/01/32	8,819,730
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (BBB/Baa2)(d)
15,000,000	0.000	09/01/28	6,148,350
4,100,000	0.000	09/01/34	1,075,963
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (BBB/Baa2)(d)
1,715,000	0.000	09/01/28	694,798
E-470 Public Highway Authority RB Series 2010 A (BBB-/Baa2)(d)
4,000,000	0.000	09/01/40	700,080
Park Meadows Business Improvement District RB Series 2007 (NR/NR)
475,000	5.300	12/01/27	487,725
720,000	5.350	12/01/31	726,761
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B (NR/NR)
1,725,000	6.625	12/01/40	1,279,933

			45,771,771

Delaware – 0.2%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
6,594,000	5.450	07/01/35	4,847,249
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 B (NR/NR)
100,000	5.125	07/01/35	78,330
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB+/Baa2)
3,000,000	5.400	02/01/31	3,239,580

			8,165,159

District of Columbia – 1.5%
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 (ASSURED GTY) (AA-/Aa3)(f)
25,000,000	0.000	10/01/41	22,183,250
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)(f)
37,100,000	0.000	10/01/44	27,651,743

			49,834,993

Florida – 14.6%
Aberdeen Community Development District Special Assessment Series 2006-1 (NR/NR)(e)
1,810,000	5.250	11/01/15	950,250
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
4,440,000	6.300	05/01/35	3,591,338
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A (NR/NR)
1,690,000	5.375	05/01/37	1,108,015
Arborwood Community Development District RB Capital Improvement for Centex Homes Project Series 2006 A-3 (NR/NR)
9,095,000	5.500	05/01/36	8,519,196
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-1 (NR/NR)(e)
17,510,000	5.500	05/01/36	2,976,700
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-2 (NR/NR)
235,000	5.250	05/01/36	233,719
Arborwood Community Development District Special Assessment for Master Infrastructure Projects Series 2005 A (NR/NR)
26,700,000	5.350	05/01/36	18,951,927
Arborwood Community Development District Special Assessment for School Site Acquisition Project Series 2005 (NR/NR)(e)
4,775,000	5.500	05/01/14	2,737,634
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
8,000,000	6.000	05/01/33	7,803,520
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 B (NR/NR)
12,150,000	5.800	05/01/34	11,555,136

The accompanying notes are an integral part of these financial statements.          27

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Bluewaters Community Development District Special Assessment Series 2004 (NR/NR)
$470,000	6.000%	05/01/35	$487,893
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (A-/A3)
4,750,000	7.000	04/01/39	5,508,052
Bridgewater Community Development District Special Assessment Series 2004 A (NR/NR)
3,140,000	6.000	05/01/35	3,174,509
Bridgewater Community Development District Special Assessment Series 2011 A (NR/NR)
9,140,000	7.210	05/01/35	8,122,627
Broward County Florida Airport Exempt Facility RB for Learjet, Inc. Project RMKT 07/19/04 Series 2000 (AMT) (NR/Ba2)
2,000,000	7.500	11/01/20	2,133,420
Capital Trust Agency Fixed Rate Air Cargo RB for Aero Miami FX, LLC Project Series 2010 A (NR/Baa3)
8,750,000	5.350	07/01/29	8,824,637
Concord Station Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
730,000	5.000	05/01/15	715,517
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(e)
3,305,000	5.850	05/01/35	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
4,065,000	5.850	05/01/35	4,159,836
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)(f)
2,545,000	0.000	05/01/35	1,583,652
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(d)
6,860,000	0.000	05/01/17	4,440,821
Connerton West Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(e)
6,410,000	5.125	05/01/16	2,307,600
Cory Lakes Community Development District Special Assessment Series 2001 A (NR/NR)
265,000	8.375	05/01/17	279,395
Cory Lakes Community Development District Special Assessment Series 2001 B (NR/NR)
340,000	8.375	05/01/17	356,997
Crossings at Fleming Island Community Development District Special Assessment Refunding Series 2000 C (NR/NR)
2,860,000	7.050	05/01/15	2,732,415
Cutler Cay Community Development District Special Assessment Series 2004 (NR/NR)
3,740,000	6.300	05/01/34	3,904,373
Durbin Crossing Community Development District Special Assessment Series 2005 A (NR/NR)
42,860,000	5.500	05/01/37	35,483,794
Durbin Crossing Community Development District Special Assessment Series 2005 B-2 (NR/NR)
2,505,000	6.830	11/01/15	2,516,598
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB+/Baa1)
27,950,000	6.000	08/15/36	29,390,822
Florida Higher Educational Facilities Financing Authority RB for Flagler College, Inc. Project Series 2006 (XLCA) (NR/WR)
11,180,000	5.250	11/01/36	11,342,781
Forest Creek Community Development District RB for Capital Improvement Series 2010 B (NR/NR)
640,000	7.000	11/01/13	630,643
Hammocks Community Development District Special Assessment Series 2005 B (NR/NR)
340,000	6.960	11/01/15	338,378
Harbour Isles Community Development District Special Assessment Series 2004 (NR/NR)
2,960,000	6.125	05/01/35	2,943,542
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
8,010,000	5.600	05/01/36	7,050,082
Heritage Harbour South Community Development District RB for Capital Improvement Series 2003 A (NR/NR)
1,060,000	6.200	05/01/35	1,104,509
Heritage Isle At Viera Community Development District Special Assessment Series 2005 (NR/NR)
6,775,000	5.550	05/01/37	5,216,276
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,440,000	5.700	05/01/36	2,268,224
Hillsborough County IDA RB for Health Facilities RMKT 8/06/09 Series 2008 B (NR/WR)(g)
4,980,000	8.000	08/15/19	7,050,933
Killarney Community Development District Special Assessment Series 2004 A (NR/NR)(e)
2,395,000	6.000	05/01/35	1,077,750
Killarney Community Development District Special Assessment Series 2004 B (NR/NR)(e)
1,750,000	5.125	05/01/16	787,500
Lake Powell Residential Golf Community Development District Special Assessment Series 2000 A (NR/NR)
1,640,000	7.450	05/01/22	1,641,197
3,315,000	7.500	05/01/32	3,317,288
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005 (NR/NR)
3,940,000	7.210	08/01/17	3,893,390
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B (NR/NR)
9,335,000	5.000	05/01/13	8,795,530
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
19,760,000	8.000	05/01/40	21,041,831

28          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Lee County IDA Health Care Facilities RB for Shell Point/Alliance Obligation Group Series 2006 (BB/NR)
$19,960,000	5.125%	11/15/36	$17,750,628
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BB/NR)
2,600,000	6.500	11/15/31	2,727,218
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB/NR)
1,000,000	5.000	11/15/13	1,032,850
2,245,000	5.000	11/15/15	2,366,095
4,000,000	5.000	11/15/22	4,008,720
10,000,000	5.000	11/15/29	9,206,800
Live Oak Community Development District No. 2 Special Assessment Series 2004 A (NR/NR)
8,410,000	5.850	05/01/35	7,942,656
Live Oak Community Development District No. 2 Special Assessment Series 2010 (NR/NR)
4,485,000	7.360	11/01/20	4,808,234
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
5,230,000	5.400	05/01/30	4,263,496
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(e)
2,550,000	5.375	05/01/30	2,160,946
Marsh Harbour Community Development District Special Assessment Series 2005 A (NR/NR)
2,860,000	5.450	05/01/36	2,844,670
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(e)
4,455,000	5.250	05/01/15	1,737,450
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2007 B (NR/NR)(e)
2,915,000	6.150	11/01/14	1,136,850
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 1998 (BBB-/NR)
7,480,000	5.375	11/15/28	7,459,206
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Florida Project Series 2004 (BBB-/Baa3)
13,600,000	6.750	11/15/29	14,332,088
Miami-Dade County Special Obligation Refunding Subseries 1997 B (NATL-RE) (BBB/A2)(d)
23,000,000	0.000	10/01/29	8,590,960
39,445,000	0.000	10/01/30	13,752,894
13,380,000	0.000	10/01/31	4,398,273
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)(f)
2,120,000	0.000	05/01/38	1,447,048
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-2 (NR/NR)(f)
5,340,000	0.000	05/01/38	2,076,993
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)(f)
2,915,000	0.000	05/01/15	2,611,461
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-2 (NR/NR)(f)
4,185,000	0.000	05/01/18	1,627,505
New River Community Development District Special Assessment Series 2006 A (NR/NR)(e)
545,000	5.350	05/01/38	5
New River Community Development District Special Assessment Series 2006 B (NR/NR)(e)
3,260,000	5.000	05/01/13	33
Orange County Health Facilities Authority RB Refunding for Orlando Lutheran Healthcare Series 2005 (NR/NR)
1,100,000	5.375	07/01/20	1,096,645
Overoaks Community Development District RB for Capital Improvement Series 2010 A-1 (NR/NR)
1,095,000	6.125	05/01/35	1,128,387
Overoaks Community Development District RB for Capital Improvement Series 2010 A-2 (NR/NR)(f)
1,475,000	0.000	05/01/35	1,177,832
Overoaks Community Development District RB for Capital Improvement Series 2010 B (NR/NR)(f)
3,375,000	0.000	05/01/17	3,040,706
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(e)
1,200,000	5.125	05/01/16	12,000
210,000	6.125	05/01/35	2,100
Parker Road Community Development District Special Assessment Series 2007 A (NR/NR)
2,400,000	5.600	05/01/38	1,038,024
Parklands Lee Community Development District Special Assessment Refunding Series 2011 A (NR/NR)
3,205,000	5.800	05/01/35	3,239,069
Parklands West Community Development District Special Assessment Refunding Series 2012 A (NR/NR)
2,500,000	5.650	05/01/32	2,438,375
Paseo Community Development District Capital Improvement Revenue Bonds Capital Appreciation Series 2011 A-2 (NR/NR)(d)
30,590,000	0.000	05/01/36	7,301,527
Paseo Community Development District Capital Improvement Revenue Bonds Special Assessment Series 2011 A-1 (NR/NR)(h)
2,210,000	5.400	05/01/36	2,203,989
Paseo Community Development District RB for Capital Improvement Series 2005 A (NR/NR)(e)
6,355,000	5.400	05/01/36	64
Pine Island Community Development District Utility System Bonds Series 2004 (NR/NR)(e)
1,355,000	5.300	11/01/15	704,600
Reunion East Community Development District Special Assessment Series 2002 A-1 (NR/NR)
10,530,000	7.200	05/01/22	10,690,056
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)(e)
4,670,000	7.200	05/01/22	1,868,000

The accompanying notes are an integral part of these financial statements.          29

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest		Maturity
Amount	Rate		Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
$6,180,000	0.000	%%(f)	05/01/36	$3,368,965
5,470,000	5.450		05/01/36	4,309,540
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
2,500,000	5.500		05/01/15	2,375,825
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (AA-/A1)
1,500,000	5.625		07/01/39	1,608,945
Seven Oaks Community Development District II Special Assessment Series 2004 B (NR/NR)
1,095,000	7.500		05/01/16	1,089,996
South Kendall Community Development District Special Assessment Series 2010 A (NR/NR)
1,890,000	6.200		11/01/40	2,044,867
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
4,580,000	5.800		05/01/35	3,913,335
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)(f)
3,455,000	0.000		05/01/35	2,171,675
Southern Hills Plantation II Community Development District Special Assessment for Capital Improvement Series 2004 (NR/NR)(e)
3,265,000	5.850		05/01/34	1,438,788
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
5,835,000	6.500		11/15/39	6,901,696
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)(e)
455,000	5.500		11/01/15	273,000
Stonelake Ranch Community Development District Special Assessment Series 2004 A (NR/NR)
3,170,000	5.900		05/01/34	2,983,794
Sumter Landing Community Development District Recreational RB Series 2005 A (NATL-RE) (BBB/Baa2)
2,500,000	5.125		10/01/38	2,489,925
Verona Walk Community Development District RB for Capital Improvement Series 2004 (NR/NR)
1,215,000	5.850		05/01/35	1,227,976
Village Center Community Development District Recreational RB Series 2003 A (NATL-RE) (BBB/Baa2)
5,780,000	5.000		11/01/32	5,772,428
Village Center Community Development District Recreational RB Series 2004 A (NATL-RE) (BBB/Baa2)
1,875,000	5.125		11/01/36	1,876,444
Village Center Community Development District Recreational RB Subseries 1998 B (NR/NR)
1,090,000	8.250		01/01/17	1,094,436
Village Center Community Development District Recreational RB Subseries 1998 C (NR/NR)
1,600,000	7.375		01/01/19	1,607,280
Village Center Community Development District Recreational RB Subseries 2003 B (NR/NR)
4,005,000	6.350		01/01/18	4,246,942
Village Center Community Development District Recreational RB Subseries 2004 B (NR/NR)
3,230,000	5.875		01/01/15	3,533,168
Village Community Development District No. 8 Special Assessment RB Series 2008 (NR/NR)
9,670,000	6.375		05/01/38	10,348,350
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
9,665,000	6.125		05/01/39	10,267,613
Village Community Development District No. 9 Special Assessment RB Series 2011 (NR/NR)
6,000,000	7.000		05/01/41	6,672,180
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
2,250,000	5.500		05/01/42	2,271,735
Villasol Community Development District RB Series 2003 A (NR/NR)(e)
3,755,000	6.600		05/01/34	2,864,840
Waters Edge Community Development District Special Assessment for Capital Improvement Series 2006 B (NR/NR)(e)
1,080,000	5.000		11/01/12	583,103
West Villages Improvement District Special Assessment Unit of Development No. 3 Series 2006 (NR/NR)
11,530,000	5.500		05/01/37	5,194,265

				499,805,844

Georgia – 2.3%
Atlanta Tax Allocation for Beltline Project RMKT 12/15/09 Series 2009 A (NR/NR)
8,340,000	7.500		01/01/31	9,342,718
Atlanta Tax Allocation for Eastside Project Series 2005 B (A-/NR)
1,085,000	5.400		01/01/20	1,123,669
1,750,000	5.600		01/01/30	1,767,360
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BB+/Baa3)
5,675,000	5.500		01/01/34	5,458,839
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (CCC+/NR)
8,000,000	8.750		06/01/29	9,498,560
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 B (AMT) (CCC+/NR)
8,750,000	9.000		06/01/35	9,459,975
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
2,380,000	5.250		11/01/28	2,039,708
Fulton County Residential Care Facilities RB for Canterbury Court Project Series 2004 A (NR/NR)
1,750,000	6.125		02/15/34	1,647,013

30          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)

Marietta Development Authority University Facilities RB Refunding for Life University, Inc. Project Series 2008 (NR/Ba3)
$2,500,000	7.000%	06/15/39	$2,553,675
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Series 2007 (AMBAC) (A+/WR)(i)
46,820,000	1.039	10/01/33	31,462,104
Richmond County Development Authority Environmental Improvement RB for International Paper Co. Projects Series 2006 A (AMT) (BBB/Baa3)
5,000,000	5.000	08/01/30	4,999,850

			79,353,471

Guam – 1.1%
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B/NR)
2,500,000	6.625	12/01/30	2,638,600
3,355,000	6.875	12/01/40	3,569,284
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB-/NR)
2,400,000	5.375	12/01/24	2,492,088
3,000,000	5.625	12/01/29	3,145,080
2,750,000	5.750	12/01/34	2,874,355
Guam Power Authority RB Series 2010 A (BBB/Ba1)
11,705,000	5.500	10/01/40	11,823,454
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (BB/Ba2)
9,785,000	5.625	07/01/40	9,722,376

			36,265,237

Idaho – 0.6%
Madison County Hospital Revenue COPS Series 2006 (BB+/NR)
1,000,000	5.250	09/01/20	1,024,020
4,645,000	5.250	09/01/26	4,670,130
1,500,000	5.250	09/01/30	1,455,165
15,285,000	5.250	09/01/37	14,347,265

			21,496,580

Illinois – 4.5%
Chicago Illinois Board of Education GO Bonds Refunding Series 2005 A (AMBAC) (AA-/Aa3)
8,965,000	5.500	12/01/29	10,444,135
Chicago Illinois O’Hare International Airport Special Facility RB Refunding for American Airlines, Inc. Project Series 2007 (NR/WR)(e)
16,400,000	5.500	12/01/30	7,846,744
Cook County Illinois Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (BB-/B1)
7,000,000	6.500	10/15/40	7,520,660
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
134,000	5.400	03/01/16	134,320
1,450,000	5.625	03/01/36	1,276,319
Illinois Finance Authority RB for Friendship Village Schaumburg Series 2005 A (BB-/NR)
1,340,000	5.000	02/15/15	1,349,514
6,025,000	5.375	02/15/25	5,674,827
4,000,000	5.625	02/15/37	3,579,960
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)
29,855,000	6.750	10/01/46	21,654,727
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2007 A (BBB-/NR)
4,500,000	5.750	05/15/31	4,517,460
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2010 (BBB-/NR)
1,250,000	6.125	05/15/27	1,305,475
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A3)
18,395,000	6.000	05/15/39	20,239,099
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BB+/Ba1)
5,600,000	5.125	01/01/25	5,296,088
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (BB-/B1)
8,000,000	6.500	10/15/40	8,595,040
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Senior Series 2004 A (NR/Ca)(e)
6,905,000	5.000	06/01/24	5,489,475
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Series 2004 B (NR/C)(e)
15,000	4.500	06/01/14	2,250
2,125,000	5.000	06/01/24	318,750
4,000,000	5.375	06/01/35	600,000
Illinois Finance Authority Water Facilities RB Capital Appreciation for American Water Capital Corp. Project Series 2009 (BBB+/Baa2)
2,000,000	5.250	10/01/39	2,048,480
Illinois Finance Authority Water Facilities RB for American Water Capital Corp. Project Series 2010 (NR/Baa2)
10,500,000	5.250	05/01/40	10,756,305
Illinois GO Bonds Series 2012 (A+/A2)
1,000,000	5.000	03/01/37	1,032,310
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
2,438,000	6.250	03/01/34	2,323,463
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2010 A-3219 (AAA/NR)(a)(c)
20,000,000	9.460	12/15/40	21,552,200
Ottawa Illinois Health Care Facilities RB Refunding for Ottawa Community Hospital Series 2004 (Radian) (BBB+/NR)
1,900,000	5.125	08/15/19	1,958,482
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)
4,567,000	6.000	03/01/36	3,766,725

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)

Volo Village Special Service Area No. 6 Special Tax for Lancaster Falls Project Series 2006 (NR/NR)
$4,082,000	5.750%	03/01/36	$3,497,662

			152,780,470

Indiana – 1.1%
Anderson Indiana Economic Development RB Refunding & Improvement for Anderson University Project Series 2007 (BB+/NR)
1,355,000	5.000	10/01/24	1,177,685
1,500,000	5.000	10/01/32	1,178,790
Delaware County Hospital Authority RB for Cardinal Health System Obligated Group Series 2006 (NR/Baa2)
3,250,000	5.250	08/01/36	3,254,712
Indiana Finance Authority Environmental Improvement RB Refunding for United States Steel Corporation Project Series 2010 (BB/B1)
9,750,000	6.000	12/01/26	10,105,095
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2011 N (A+/A1)
2,000,000	5.125	03/01/38	2,075,960
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(a)(c)
1,195,000	23.650	05/01/15	2,311,393
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/WR)(e)
7,737,190	6.500	11/15/31	108,321
Rockport Indiana RB Refunding for AK Steel Corp. Project Series 2012 A (AMT) (BB-/B2)
14,000,000	7.000	06/01/28	14,398,440
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007 (NR/NR)(c)
2,000,000	5.500	09/01/27	2,005,440

			36,615,836

Iowa – 0.1%
Coralville Iowa COPS Series 2006 D (NR/A1)
2,250,000	5.250	06/01/26	2,390,287
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E (BBB-/NR)
1,355,000	5.750	05/15/31	1,354,824

			3,745,111

Kentucky – 0.9%
Kentucky Economic Development Finance Authority Health System RB for Norton Healthcare, Inc. Series 2000 B (NATL-RE) (BBB/Baa2)(d)
1,720,000	0.000	10/01/22	1,068,447
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BBB+/Baa2)
8,000,000	6.375	06/01/40	9,014,240
9,000,000	6.500	03/01/45	10,190,880
Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA/NR)(a)(c)
2,340,000	14.570	11/11/14	3,260,860
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2006 (A-/NR)
6,815,000	5.000	10/01/30	7,064,293

			30,598,720

Louisiana – 1.0%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB-/Baa3)
5,000,000	6.500	11/01/35	5,569,250
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (BBB+/A3)
20,015,000	6.000	10/01/44	21,761,109
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A-/Baa2)
7,470,000	6.500	01/01/40	8,152,907

			35,483,266

Maryland – 1.1%
Baltimore Maryland Convention Center Hotel RB Subseries 2006 B (BB-/Ba2)
600,000	5.000	09/01/16	613,296
Baltimore Maryland Special Obligation Tax Allocation for Clipper Mill Project Series 2004 (NR/NR)
4,526,000	6.250	09/01/33	4,594,840
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
2,679,000	6.500	07/01/31	2,734,482
Baltimore Maryland Special Obligation Tax Allocation for Strathdale Manor Project Series 2003 (NR/NR)
3,705,000	7.000	07/01/33	3,816,298
Frederick County Maryland Educational Facilities RB for Mount St. Mary’s University Series 2007 (BB+/Ba2)
2,590,000	5.000	09/01/30	2,426,908
Maryland State Economic Development Corp. Port Facilities RB Refunding for CNX Marine Terminals, Inc. Port of Baltimore Facility Series 2010 (BB/NR)
5,000,000	5.750	09/01/25	5,254,950
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (BBB-/Baa3)
9,500,000	5.750	07/01/38	9,865,085
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2007 A (BBB/Baa2)
7,530,000	5.500	07/01/42	7,722,015
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB/Baa2)(h)
2,100,000	5.000	07/01/31	2,166,108

			39,193,982

Massachusetts – 0.9%
Massachusetts State Development Finance Agency RB for Eastern Nazarene College Series 1999 (BB+/NR)
2,010,000	5.625	04/01/19	2,011,125
2,000,000	5.625	04/01/29	1,966,720

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Massachusetts – (continued)

Massachusetts State Health & Educational Facilities Authority RB for Milton Hospital Series 2005 D (BB-/NR)
$5,000,000	5.250%	07/01/30	$4,746,400
Massachusetts State Health & Educational Facilities Authority RB for Simmons College Series 2009 I (BBB+/Baa1)
8,660,000	8.000	10/01/39	10,085,263
Massachusetts State Health & Educational Facilities Authority RB for Suffolk University Series 2009 A (BBB/Baa2)
10,000,000	5.750	07/01/39	10,828,700

			29,638,208

Michigan – 5.4%
Detroit Michigan GO Bonds Series 2003 A (XLCA) (B/B2)
1,845,000	5.250	04/01/15	1,824,926
2,935,000	5.250	04/01/18	2,753,911
Detroit Michigan Limited Tax GO Bonds for Capital Improvement Series 2008 A-1 (B/B3)
6,350,000	5.000	04/01/16	5,634,291
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC Q-SBLF) (AA-/Aa2)
3,500,000	6.000	05/01/20	4,259,150
3,000,000	6.000	05/01/21	3,664,920
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Floating LIBOR Notes 2006 D (AGM) (AA-/Aa3)(i)
14,585,000	0.989	07/01/32	10,238,524
Detroit Michigan Water Supply System RB Senior Lien Series 2011 C (A+/A1)
1,705,000	5.000	07/01/41	1,725,000
Detroit Michigan Water Supply System Revenue Senior Lien Bonds Series 2011-A (A+/A1)
47,505,000	5.250	07/01/41	48,938,701
Flint Michigan Hospital Building Authority RB Refunding for Hurley Medical Center Series 1998 A (BB+/Ba1)
1,460,000	5.375	07/01/20	1,460,978
Flint Michigan Hospital Building Authority RB Refunding for Hurley Medical Center Series 1998 B (BB+/Ba1)
3,630,000	5.375	07/01/28	3,516,962
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC+/NR)(d)
196,775,000	0.000	06/01/52	3,014,593
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(d)
70,100,000	0.000	06/01/52	1,086,550
Monroe County Hospital Finance Authority RB Refunding for Mercy Memorial Hospital Corp. Obligation Series 2006 (BBB/Baa3)
4,000,000	5.375	06/01/26	4,109,760
8,800,000	5.500	06/01/35	8,877,264
Oakland County Economic Development Corp. Limited Obligation RB for Michigan Motion Picture Studios Series 2010 (NR/NR)
10,000,000	7.000	08/01/40	10,330,600
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
40,000,000	8.250	09/01/39	50,899,600
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2011 A (AMT) (A/A2)
9,000,000	5.000	12/01/21	9,767,250
11,000,000	5.000	12/01/22	11,764,280

			183,867,260

Minnesota – 0.2%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2002 (BB-/NR)
7,500,000	7.250	06/15/32	7,587,450

Mississippi – 0.1%
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB/NR)
2,985,000	5.250	12/01/21	3,134,220
1,825,000	5.250	12/01/26	1,877,195

			5,011,415

Missouri – 0.2%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A (NR/NR)(e)
1,535,000	6.000	07/01/37	567,950
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B (AMT) (NR/NR)(e)
7,750,000	6.000	07/01/25	2,867,500
Kansas City IDA RB for Air Cargo Series 2002 (AMT) (NR/Ba2)
1,245,000	6.250	01/01/30	1,197,167
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/A2)
1,000,000	5.000	06/01/35	1,015,980
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)
1,250,000	5.750	04/01/27	982,125
Strother Interchange Transportation Development District-Lees Summit RB Series 2006 (NR/NR)
675,000	5.000	05/01/24	607,358

			7,238,080

Montana – 0.1%
Montana Board of Investments RB for Yellowstone Energy LP Project Series 1993 (AMT) (NR/NR)
3,620,000	7.000	12/31/19	3,581,266

Nevada – 1.0%
Clark County Improvement District No. 142 Local Improvement Special Assessment Series 2003 (NR/NR)
1,335,000	5.800	08/01/15	1,382,927
4,570,000	6.100	08/01/18	4,726,934
3,645,000	6.375	08/01/23	3,762,733
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,735,000	4.800	03/01/15	1,591,637
1,995,000	4.900	03/01/17	1,744,867
2,465,000	5.000	03/01/20	2,001,161
2,485,000	5.100	03/01/21	1,959,025

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Nevada – (continued)

$1,280,000	5.100%	03/01/22	$971,686
3,495,000	5.125	03/01/25	2,464,534
Henderson Local Improvement District No. T-17 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,350,000	5.000	09/01/25	1,256,188
Las Vegas Local Improvement District No. 607 Series 2004 (NR/NR)
1,260,000	5.900	06/01/17	1,249,970
1,305,000	5.900	06/01/18	1,279,866
480,000	6.000	06/01/19	468,255
4,775,000	6.250	06/01/24	4,651,757
North Las Vegas Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
55,000	5.100	12/01/22	54,153
Reno Health Facility RB for Catholic Healthcare West Series 2007 A (A/A2)
5,665,000	5.250	07/01/31	5,941,849

			35,507,542

New Hampshire – 0.2%
New Hampshire Health & Education Facilities Authority RB for Speare Memorial Hospital Series 2004 (BBB-/NR)
1,000,000	5.500	07/01/25	1,013,220
1,400,000	5.875	07/01/34	1,418,984
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB/Baa3)
1,050,000	5.250	06/01/26	1,034,470
4,185,000	5.250	06/01/36	3,923,647

			7,390,321

New Jersey – 3.1%
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A+/A1)
1,640,000	5.000	09/01/34	1,771,479
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (B-/B3)
7,500,000	5.500	04/01/28	6,964,950
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (B/B3)
9,000,000	6.250	09/15/29	9,036,360
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
32,380,000	6.625	07/01/38	35,186,375
New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 A (BBB-/Baa3)
8,980,000	5.250	07/01/30	9,020,051
New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 B (BBB-/Baa3)
15,840,000	5.250	07/01/23	16,470,590
New Jersey Transportation Trust Fund Authority for Transportation System Bonds Series 2011 B (A+/A1)
7,000,000	5.000	06/15/42	7,517,090
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A (ASSURED GTY) (GO OF CITY) (NR/Aa3)
2,000,000	6.750	12/01/38	2,460,420
Tobacco Settlement Financing Corp. RB for Capital Appreciation Series 2007 1-C (CCC/NR)(d)
164,600,000	0.000	06/01/41	8,875,232
Tobacco Settlement Financing Corp. RB Senior Asset-Backed Bonds for Capital Appreciation Series 2007 1-A (B-/B2)
12,000,000	4.750	06/01/34	9,036,240

			106,338,787

New Mexico – 0.8%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan and Four Corners Projects RMKT 04/01/06 Series 2003 A (BBB-/Baa3)
3,620,000	4.875	04/01/33	3,660,725
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan and Four Corners Projects RMKT 04/01/06 Series 2003 B (BBB-/Baa3)
6,925,000	4.875	04/01/33	7,002,906
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB-/Baa3)
14,000,000	5.900	06/01/40	15,008,980
Mariposa East Public Improvement District GO Bonds Series 2006 (NR/NR)
40,000	5.500	09/01/16	38,870

			25,711,481

New York – 0.9%
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
1,500,000	5.875	04/01/42	1,605,060
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Project Series 2001 B (BB+/WR)(g)
930,000	6.375	07/01/12	943,820
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Project Series 2002 C (BB+/WR)(g)
1,365,000	6.450	07/01/12	1,398,320
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2006 (AMBAC) (BB+/Ba1)
515,000	5.000	01/01/39	484,599
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA-/Aa3)
1,000,000	6.125	01/01/29	1,100,220
3,000,000	6.375	01/01/39	3,233,340
5,000,000	6.500	01/01/46	5,391,650
New York City Municipal Water Finance Authority Water & Sewer Systems Second General Resolution RB Series 2011 BB (AA+/Aa2)
10,000,000	5.000	06/15/44	10,821,800

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)

Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (A-/A3)
$5,000,000	5.125%	09/01/40	$5,288,300

			30,267,109

North Carolina – 0.3%
Charlotte Special Facilities RB Refunding for Charlotte/Douglas International Airport US Airways Series 1998 (AMT) (NR/NR)
6,860,000	5.600	07/01/27	6,073,570
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa3)
1,000,000	5.700	05/01/34	1,062,370
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 A (NR/NR)
500,000	5.250	09/01/21	503,380
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 C (NR/NR)
1,500,000	5.250	10/01/24	1,514,745

			9,154,065

Ohio – 5.8%
Bowling Green City Student Housing RB for CFP I LLC – Bowling Green State University Project Series 2010 (BBB-/NR)
7,000,000	6.000	06/01/45	7,250,250
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
16,500,000	5.125	06/01/24	13,115,685
44,000,000	5.875	06/01/30	33,837,760
38,970,000	6.500	06/01/47	31,890,710
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (AMT) (B-/B3)
30,450,000	5.375	09/15/27	28,491,456
Cleveland Airport Special RB Refunding for Continental Airlines, Inc. Series 1999 (AMT) (B-/B3)
7,465,000	5.700	12/01/19	7,465,000
Cleveland Airport System RB Refunding Series 2012 A (A-/Baa1)
8,500,000	5.000	01/01/29	9,010,595
3,250,000	5.000	01/01/31	3,400,312
Cleveland Airport System RB Refunding Series 2012 A (AGM) (AA-/Aa3)
6,900,000	5.000	01/01/30	7,308,825
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB/NR)
15,540,000	5.000	01/01/27	15,564,864
15,000,000	5.000	01/01/37	14,665,500
Jeffrey Place New Community Authority RB for Jeffrey Place Redevelopment Series 2007 A (NR/NR)
800,000	5.000	12/01/22	669,440
1,000,000	5.000	12/01/32	737,720
Lorain County Port Authority Recovery Zone Facility RB for United States Steel Corp. Project Series 2010 (BB/B1)
7,000,000	6.750	12/01/40	7,545,720
Ohio State Air Quality Development Authority RB Refunding for AK Steel Corporation Project Series 2012 A (AMT) (BB-/B2)
6,000,000	6.750	06/01/24	6,159,480
Ohio State Solid Waste Disposal RB for USG Corp. Project Series 1997 (AMT) (B-/Caa2)
6,000,000	5.600	08/01/32	4,960,440
Ohio State Solid Waste Disposal RB for USG Corp. Project Series 1998 (AMT) (B-/Caa2)
7,050,000	5.650	03/01/33	5,851,148
Pinnacle Community Infrastructure Financing Authority RB for Ohio Facilities Series 2004 A (NR/NR)
2,500,000	6.250	12/01/36	2,201,475

			200,126,380

Oklahoma – 0.2%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BBB-/NR)
4,725,000	5.000	12/01/27	4,488,277
Weatherford Hospital Authority RB Series 2006 (NR/NR)
2,200,000	6.000	05/01/25	2,147,398
865,000	6.000	05/01/31	809,986

			7,445,661

Oregon – 0.2%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007 (NR/NR)
4,750,000	5.500	03/01/37	4,655,095
Portland Oregon Multi-Family Housing RB for Pacific Tower Series 2001 C (AMT) (NR/NR)
2,410,000	7.000	12/01/34	2,388,069

			7,043,164

Pennsylvania – 4.6%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
1,500,000	5.000	09/01/30	1,560,465
1,000,000	5.000	09/01/35	1,014,550
Allegheny County Hospital Development Authority RB for West Pennsylvania Health System Series 2007 A (B+/Caa1)
67,845,000	5.000	11/15/28	56,147,844
16,390,000	5.375	11/15/40	13,390,630
Allegheny County IDA Environmental Improvement RB Refunding for United States Steel Corp. Project Series 2009 (BB/B1)
1,200,000	6.750	11/01/24	1,301,112
Allentown Area Hospital Authority RB for Sacred Heart Hospital Series 2005 (NR/WR)
4,730,000	6.000	11/15/16	4,340,768
Chester Economic Development Authority RB Series 2004 (MUN GOVT GTD) (NR/NR)
8,640,000	7.000	03/01/19	9,356,515
City of Philadelphia GO Bonds Series 2011 (BBB/A2)
4,000,000	6.000	08/01/36	4,531,200
City of Pittsburgh GO Bonds Series 2012 B (BBB/A1)
4,380,000	5.000	09/01/26	4,796,626

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)

Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(i)
$48,000,000	1.136%	05/01/37	$33,336,480
Montgomery County IDA RB for Whitemarsh Continuing Care Series 2005 (NR/NR)
1,775,000	5.300	02/01/13	1,794,880
2,000,000	6.125	02/01/28	1,899,820
Pennsylvania Economic Development Financing Authority Exempt Facilities RB Refunding for Amtrak Project Series 2012 A (AMT) (A-/A1)
2,750,000	5.000	11/01/41	2,834,232
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB+/Baa3)
7,400,000	6.250	01/01/32	8,136,522
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for USG Corp. Project Series 1999 (AMT) (B-/Caa2)
3,000,000	6.000	06/01/31	2,617,380
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 A (CCC+/NR)
1,000,000	7.500	05/01/20	1,027,890
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (CCC+/NR)
2,500,000	8.000	05/01/29	2,644,125
Philadelphia Authority Industrial Development RB for Please Touch Museum Project Series 2006 (BBB-/NR)
3,000,000	5.250	09/01/26	2,579,370
3,000,000	5.250	09/01/31	2,436,180

			155,746,589

Puerto Rico – 11.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa2)
59,485,000	6.000	07/01/38	62,961,898
38,845,000	6.000	07/01/44	40,711,503
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (Radian-IBCC) (NR/Baa2)
1,710,000	6.000	07/01/44	1,792,165
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (BBB-/Baa2)
15,000,000	5.250	07/01/42	14,775,150
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C (BBB/Baa1)
8,780,000	6.000	07/01/39	9,329,101
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (BBB/Baa1)
7,555,000	5.500	07/01/27	7,978,307
30,000,000	5.000	07/01/41	28,624,500
Puerto Rico Commonwealth Government Development Bank Senior Notes Series 2011 C (BBB/Baa1)(b)
90,000,000	1.000	10/15/12	89,860,500
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (BBB+/Baa1)(d)
13,295,000	0.000	07/01/43	1,868,745
2,300,000	0.000	07/01/44	302,680
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 A (FGIC) (BBB+/Baa1)(d)
4,270,000	0.000	07/01/42	642,891
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (BBB+/Baa1)
9,700,000	5.250	07/01/26	10,564,852
Puerto Rico Electric Power Authority RB Series 2010 XX (BBB+/Baa1)
25,000,000	5.250	07/01/40	25,877,000
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M (COMWLTH GTD) (BBB/Baa1)
2,000,000	6.250	07/01/23	2,305,980
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 P (COMWLTH GTD) (BBB/Baa1)
1,000,000	6.125	07/01/23	1,127,700
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (A+/A1)
34,050,000	6.000	08/01/42	38,105,695
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A (A+/A1)(d)
10,000,000	0.000	08/01/36	2,488,800
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (A+/A1)(d)
25,000,000	0.000	08/01/39	5,144,750
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1 (A+/A1)
7,000,000	5.000	08/01/43	7,345,310
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (A+/A1)(f)
12,750,000	0.000	08/01/32	12,176,378
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2010 A (A+/A1)(f)
10,000,000	0.000	08/01/33	7,952,400
Puerto Rico Sales Tax Financing Corp. RB Rolls RR II R-11758-1 Series 2009 (AA-/NR)(a)(c)
16,665,000	13.483	12/01/47	21,647,335

			393,583,640

Rhode Island – 0.1%
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC/NR)(d)
85,300,000	0.000	06/01/52	1,997,726

South Carolina – 0.6%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
4,001,000	6.875	11/01/35	3,339,715
South Carolina Jobs – Economic Development Authority Hospital Refunding RB for Palmetto Health Series 2011 A (AGM) (AA-/Aa3)
4,000,000	6.500	08/01/39	4,590,320

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
South Carolina – (continued)

York County Industrial RB Exempt Facility Hoechst Celanese Series 1994 (AMT) (B+/B1)
$12,280,000	5.700%	01/01/24	$11,673,736

			19,603,771

South Dakota – 0.2%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2007 (AA-/A1)
5,000,000	5.000	11/01/40	5,176,350

Tennessee – 1.0%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A (NR/NR)
1,675,000	5.125	04/01/23	1,678,283
Chattanooga Health Educational & Housing Facility Board RB Refunding for CDFI Phase I LLC Project Series 2005 A (BBB-/NR)
460,000	5.000	10/01/15	484,969
6,710,000	5.000	10/01/25	6,765,492
7,500,000	5.125	10/01/35	7,484,700
Johnson City Health & Educational Board Retirement Facilities RB for Appalachian Christian Village Project Series 2004 A (NR/NR)
1,000,000	6.250	02/15/32	998,780
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
5,500,000	6.500	07/01/38	6,286,665
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,000,000	5.250	04/01/36	2,056,480
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 A (AMT) (NR/NR)(b)
8,680,000	5.750	04/01/25	5,985,641
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A (NR/NR)
2,000,000	5.625	09/01/26	2,015,000

			33,756,010

Texas – 5.6%
Alliance Airport Authority Special Facilities RB Refunding for American Airlines, Inc. Project Series 2007 (AMT) (NR/NR)(e)
17,000,000	5.750	12/01/29	8,152,010
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-1 (NR/NR)
185,000	9.750	01/01/26	187,644
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-2 (NR/NR)
8,975,000	9.750	01/01/26	9,102,355
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)
3,250,000	6.200	07/01/45	3,465,280
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT) (CC/Ca)
12,740,000	5.000	03/01/41	1,347,382
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (CC/Ca)
9,275,000	6.750	10/01/38	1,285,422
Dallas County Flood Control District No. 1 GO Bonds Refunding Series 2002 (NR/NR)
6,000,000	7.250	04/01/32	6,124,920
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1995 (NR/WR)(e)
9,230,000	6.000	11/01/14	4,378,435
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Series 2001 A-1 (AMT) (NR/Ba2)
13,245,000	6.150	01/01/16	13,255,464
Houston Airport System RB Refunding Sub Lien Series 2012 A (AMT) (A/NR)(h)
5,045,000	5.000	07/01/28	5,390,835
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Series 1998 B (AMT) (B-/B3)
1,000,000	5.700	07/15/29	974,190
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (B-/B3)
4,000,000	6.625	07/15/38	4,275,240
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa2)
5,200,000	6.300	11/01/29	5,920,772
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
5,115,000	5.625	02/15/35	5,136,585
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
25,585,000	6.250	01/01/39	28,634,732
North Texas Tollway Authority RB Refunding Toll Second Tier Series 2008 F (BBB+/A3)
53,205,000	5.750	01/01/38	56,949,568
Port Corpus Christi Authority of Nueces County PCRB for Celanese Project Series 2002 B (AMT) (B+/B1)
5,000,000	6.700	11/01/30	5,036,100
Port of Bay City Authority of Matagorda County RB for Hoechst Celanese Corp. Project Series 1996 (AMT) (B+/B1)
1,870,000	6.500	05/01/26	1,869,888
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project RMKT 11/29/05 Series 2001 C (C/Ca)
5,950,000	5.200	05/01/28	660,867
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project Series 2000 A (AMT) (CC/Ca)
7,110,000	6.450	06/01/21	968,382
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB/NR)
4,180,000	5.125	05/15/37	3,984,083
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,500,000	6.875	12/31/39	8,532,075

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

Tomball Hospital Authority RB Refunding Series 2005 (ETM) (NR/Aaa)(g)
$250,000	5.000%	07/01/15	$285,085
Tomball Hospital Authority RB Refunding Series 2005 (NR/Aaa)(g)
14,500,000	5.000	07/01/15	16,534,930

			192,452,244

U.S. Virgin Islands – 0.1%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (BBB-/Baa3)
2,000,000	6.000	10/01/39	2,161,280

Utah – 0.6%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (AMT) (NR/NR)
19,012,000	7.100	08/15/23	20,062,033

Vermont – 0.0%
Vermont Economic Development Authority Mortgage RB for Wake Robin Corp. Project Series 2006 A (NR/NR)
1,300,000	5.250	05/01/26	1,201,161

Virginia – 0.7%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007 (NR/NR)
1,000,000	5.000	01/01/31	1,002,010
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
3,580,000	6.250	03/01/21	3,917,200
2,000,000	6.625	03/01/26	2,174,280
7,000,000	6.875	03/01/36	7,577,990
Norfolk Redevelopment & Housing Authority First Mortgage for Retirement Community Series 2004 A (NR/NR)
500,000	6.000	01/01/25	495,560
1,100,000	6.125	01/01/35	1,080,684
Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006 (NR/NR)
725,000	5.150	09/01/24	735,230
1,000,000	5.300	09/01/31	971,620
Virginia Beach Development Authority Residential Care Facilities Mortgage RB Refunding for Westminster-Canterbury Series 2005 (NR/NR)
500,000	5.000	11/01/22	509,805
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
4,000,000	7.750	07/01/38	4,825,840

			23,290,219

Washington – 1.0%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(a)(c)
3,955,000	13.440	12/14/17	6,457,447
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(a)(c)
4,150,000	13.446	12/14/17	6,574,098
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
3,000,000	5.250	12/01/25	3,265,110
4,000,000	5.750	12/01/35	4,179,840
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AA-/Aa3)
750,000	6.000	08/15/39	823,747
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AA-/Aa3)
1,750,000	6.000	08/15/39	1,922,078
Washington Health Care Facilities Authority RB for Swedish Health Services Series 2011 A (A+/A2)
8,500,000	6.250	11/15/41	9,738,450

			32,960,770

West Virginia – 0.1%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2010 A (BBB/Baa2)(b)
4,000,000	5.375	12/01/38	4,201,600

Wisconsin – 1.9%
Kaukauna Wisconsin Environmental Improvement RB for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
6,510,000	5.250	06/01/29	6,579,266
Wisconsin State Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB+/NR)
1,500,000	6.100	05/01/34	1,522,335
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
5,825,000	5.125	05/15/29	5,894,609
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
2,200,000	5.000	05/15/36	2,160,554
Wisconsin State Health & Educational Facilities Authority RB for Vernon Memorial Healthcare, Inc. Project Series 2005 (BBB-/NR)
3,000,000	5.100	03/01/25	3,071,430
3,800,000	5.250	03/01/35	3,810,982
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
2,000,000	5.250	08/15/31	2,032,580
24,175,000	5.250	08/15/34	24,464,375
Wisconsin State Health & Educational Facilities Authority RB Refunding for Illinois Senior Housing, Inc. Series 2006 (NR/NR)
1,275,000	5.650	08/01/21	1,283,708
2,385,000	5.800	08/01/29	2,388,363
Wisconsin State Health & Educational Facilities Authority RB Refunding for Wheaton Healthcare Series 2006 B (A-/Baa1)
10,220,000	5.125	08/15/30	10,376,877

			63,585,079

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $3,299,059,813)			$3,293,372,895

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Other Municipal Debt Obligations – 1.4%
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2000 (AMT) (NR/Ba2)(c)(i)
$7,000,000	9.640%	06/30/50	$6,020,630
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 (AMT) (NR/Ba2)(b)(c)
4,000,000	5.200	09/30/14	3,120,360
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 (AMT) (NR/Ba3)(b)(c)
3,000,000	5.400	09/30/14	1,980,330
3,000,000	5.800	09/30/19	2,040,300
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 A-2 (AMT) (NR/Ba1)(b)(c)
6,000,000	4.900	09/30/14	4,922,040
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 C (AMT) (NR/Ba3)(b)(c)
13,000,000	9.750	09/30/12	10,661,170
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (AMT) (NR/B1)(b)(c)
6,000,000	5.900	09/30/20	3,360,540
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (AMT) (NR/Ba1)(b)(c)
8,000,000	5.125	09/30/15	6,642,240
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (AMT) (NR/Ba2)(b)(c)
8,000,000	5.300	09/30/15	5,600,800
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 A-3 (AMT) (NR/Ba1)(b)(c)
4,000,000	4.950	09/30/12	3,401,240
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (AMT) (NR/Ba3)(c)
3,000,000	5.500	09/30/15	1,920,480

			49,670,130

TOTAL OTHER MUNICIPAL DEBT OBLIGATIONS
(Cost $63,771,062)			$49,670,130

Shares	Description	Value

Common Stock – 0.0%
280	Delta Air Lines, Inc.(j)	$2,775
(Cost $0)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – 2.0%
Alaska – 0.1%
Valdez Marine Terminal VRDN RB Refunding for ExxonMobil Co. Pipeline Project Series 1993 C (A-1+/VMIG1)(b)
$3,300,000	0.160%	04/02/12	$3,300,000

California – 0.2%
California Infrastructure & Economic Development Bank VRDN RB Refunding for The J.Paul Getty Trust RMKT 4/01/10 Series 2007 A-2 (A-1+/VMIG1)(b)
3,400,000	0.170	04/02/12	3,400,000
California Municipal Finance Authority Recovery Zone Facility VRDN for Chevron U.S.A., Inc. Project Series 2010 (A-1+/NR)(b)
4,000,000	0.180	04/02/12	4,000,000

			7,400,000

Illinois – 0.2%
Chicago Illinois GO VRDN Project Series 2003 B-2 RMKT 3/18/09 (A-1/Aa3)(b)
2,900,000	0.200	04/02/12	2,900,000
Chicago Illinois GO VRDN Refunding Project Series 2003 B-1 RMKT 3/18/09 (A-1/VMIG1)(b)
4,000,000	0.200	04/02/12	4,000,000

			6,900,000

Maryland – 0.2%
Montgomery County VRDN GO Bonds Refunding for Consolidated Public Improvement Bond Anticipation Notes Series 2006 B (A-1+/VMIG1)(b)
4,900,000	0.200	04/02/12	4,900,000

Massachusetts – 0.1%
Massachusetts State Health & Educational Facilities Authority VRDN RB for Wellesley College Series 1999 G (LIQ – Wellesley College) (A-1+/VMIG1)(b)
3,400,000	0.200	04/02/12	3,400,000

Mississippi – 0.3%
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development VRDN RB for Chevron U.S.A., Inc. Project Series 2009 C (NR/VMIG1)(b)
2,000,000	0.200	04/02/12	2,000,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development VRDN RB for Chevron U.S.A., Inc. Project Series 2010 I (A-1+/VMIG1)(b)
3,600,000	0.200	04/02/12	3,600,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development VRDN RB for Chevron U.S.A., Inc. Project Series 2011 D (A-1+/VMIG1)(b)
2,800,000	0.200	04/02/12	2,800,000

			8,400,000

Missouri – 0.2%
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Series 1996 C (GO OF INSTN) (A-1/VMIG1)(b)
1,000,000	0.170	04/02/12	1,000,000
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Series 1996 D (GO OF INSTN) (A-1/VMIG1)(b)
3,600,000	0.170	04/02/12	3,600,000
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Series 2000 B (A-1/VMIG1)(b)
2,900,000	0.200	04/02/12	2,900,000

			7,500,000

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – (continued)

New York – 0.2%
New York City VRDN GO Bonds Refunding Series 1993 C (LOC – JPMorgan Chase Bank N.A.) (A-1/VMIG1)(b)
$2,000,000	0.200%	04/02/12	$2,000,000
New York City VRDN GO Bonds Series 1994 E-5 (LOC – JPMorgan Chase Bank N.A.) (A-1/VMIG1)(b)
3,500,000	0.200	04/02/12	3,500,000
New York City VRDN GO Bonds Subseries 1993 A-7 (LOC – JPMorgan Chase Bank N.A.) (A-1/VMIG1)(b)
2,100,000	0.200	04/02/12	2,100,000

			7,600,000

Texas – 0.3%
Lower Neches Valley Authority Industrial Development Corp. Exempt Facilities VRDN RB Refunding for ExxonMobil Project Series 2001 A (A-1+/VMIG1)(b)
5,500,000	0.160	04/02/12	5,500,000
Texas Water Development Board VRDN RB Refunding State Revolving Sub Lien Series 2007 A (A-1/VMIG1)(b)
6,000,000	0.200	04/02/12	6,000,000

			11,500,000

Virginia – 0.2%
Virginia College Building Authority Educational Facilities VRDN RB for 21st Century College and Equipment Programs Series 2006 B (ST APPROP) (A-1+/VMIG1)(b)
5,400,000	0.200	04/02/12	5,400,000
Virginia College Building Authority Educational Facilities VRDN RB for 21st Century College and Equipment Programs Series 2006 C (ST APPROP) (A-1+/VMIG1)(b)
2,795,000	0.200	04/02/12	2,795,000

			8,195,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $69,095,000)			$69,095,000

TOTAL INVESTMENTS – 99.7%
(Cost $3,431,925,875)			$3,412,140,800

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			8,679,017

NET ASSETS – 100.0%			$3,420,819,817

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Inverse floating rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2012.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $123,448,959, which represents approximately 3.6% of net assets as of March 31, 2012.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Security is currently in default.

(f)	Zero coupon bond until next reset date.

(g)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(h)	When-issued security.

(i)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2012.

(j)	Non-income producing security.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Investment Abbreviations:
AGC	—	Insured by ACE Guaranty Corp.
AGM	—	Insured by Assured Guaranty Municipal Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
ASSURED GTY	—	Insured by Assured Guaranty
BNY	—	Insured by the Bank of New York Mellon Corp.
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHA INS	—	Insured by Federal Housing Administration
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GO OF CORP	—	General Obligation of Corporation
GO OF CITY	—	General Obligation of City
GO OF INSTN	—	General Obligation of Institution
ICC	—	Insured Custody Certificates
IDA	—	Industrial Development Authority
LIBOR	—	London Interbank Offered Rate
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MUN GOVT GTD	—	Municipal Government Guaranteed
NATL-RE	—	Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—	National Public Finance Guarantee Corp. Re-insures Financial Guaranty Insurance Co.
NR	—	Not Rated
PCRB	—	Pollution Control Revenue Bond
PILOT	—	Payment in Lieu of Taxes
Q-SBLF	—	Qualified School Board Loan Fund
Radian	—	Insured by Radian Asset Assurance
Radian IBCC	—	Insured by Radian Asset Insurance Bond Custodial Certificate
RB	—	Revenue Bond
RITES	—	Residual Interest Tax Exempt Securities
RMKT	—	Remarketed
RR	—	Revenue Refunding
ST APPROP	—	State Appropriation
TCRS	—	Transferable Custodial Receipts
VRDN	—	Variable Rate Demand Notes
WR	—	Withdrawn Rating
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

CREDIT DEFAULT SWAP CONTRACTS

					Credit
		Notional			Spread at
		Amount	Rates Received	Termination	March 31,	Unrealized
Counterparty	Referenced Obligation	(000’s)	(Paid)	Date	2012(a)	Gain (Loss)(b)

Protection Sold:
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$10,000	1.700%	06/20/21	2.003%	$(178,206)
	Illinois State GO Bonds Series A, 5.000%, 06/01/29	10,000	1.830	06/20/21	2.350	(286,775)

TOTAL						$(464,981)

(a)	A credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – 95.4%
Alabama – 1.4%
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA+/NR)(a)(b)(c)
$1,000,000	11.430%	11/03/16	$1,450,190
Alabama State Port Authority RB for Docks Facilities Series 2010 (BBB+/NR)
2,500,000	5.750	10/01/30	2,740,700
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
1,780,000	5.750	12/01/36	1,784,165
Health Care Authority RB for Baptist Health Series 2006 D (GO OF AUTH) (BBB+/A3)
575,000	5.000	11/15/17	622,087
100,000	5.000	11/15/21	105,883
Tuscaloosa Alabama Educational Building Authority RB for Stillman College Project Series 2007 A (BB+/NR)
2,400,000	5.250	06/01/37	1,873,224

			8,576,249

Alaska – 0.2%
Anchorage Alaska Water RB Refunding Series 2004 (NATL-RE) (AA/WR)(d)
1,000,000	5.125	05/01/14	1,097,760

Arizona – 1.4%
Arizona Health Facilities Authority Hospital RB for Phoenix Children’s Hospital Series 2007 A (NR/NR)(b)
2,170,000	1.190	02/02/15	2,026,476
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa2)
2,200,000	7.250	02/01/40	2,580,160
Navajo County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 B (BBB/Baa2)(b)
2,000,000	5.500	06/01/14	2,164,340
Northern Arizona University RB Series 2003 (FGIC) (A+/A1)(d)
1,235,000	5.500	06/01/14	1,369,084
Queen Creek Improvement District No. 1 Special Assessment Series 2006 (BBB/A3)
500,000	5.000	01/01/26	500,625

			8,640,685

Arkansas – 0.1%
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA/FNMA) (AA+/NR)
505,000	5.500	07/01/23	540,012

California – 21.0%
Bay Area Toll Authority California Toll Building Authority RB for San Francisco Bay Area Series 2008 F-1 (AA/Aa3)
4,000,000	5.500	04/01/43	4,381,480
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (GO OF INSTN) (AA+/Aa1)
5,000,000	5.000	11/01/39	5,463,850
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA/Aa2)
1,000,000	6.500	10/01/33	1,204,410
California Infrastructure & Economic Development Bank RB for Los Angeles County Department of Public Social Services Series 2003 (AMBAC) (A+/WR)
1,000,000	5.750	09/01/23	1,038,600
California State Public Works Board Lease RB for UCLA Replacement Hospital Series 2002 A (AGM) (AA-/Aa2)
2,000,000	5.375	10/01/19	2,046,820
California State Various Purpose GO Bonds Series 2009 (A-/A1)
5,000,000	5.250	10/01/25	5,586,200
5,000,000	6.500	04/01/33	6,050,750
2,750,000	6.000	04/01/38	3,131,067
California State Various Purpose GO Bonds Series 2010 (A-/A1)
1,250,000	6.000	03/01/33	1,451,100
1,500,000	5.500	03/01/40	1,641,615
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (A-/NR)
1,435,000	5.750	08/15/38	1,521,000
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)
2,000,000	6.000	08/15/42	2,314,180
California Statewide Community Development Authority Water & Wastewater RB Unrefunded Balance Series 2004 (AGM) (AA-/Aa3)
155,000	5.250	10/01/19	164,748
Chabot-Las Positas Community College District GO for Capital Appreciation Series 2006 C (AMBAC) (AA-/Aa2)(e)
6,340,000	0.000	08/01/35	1,756,243
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA-/Aa2)(e)
6,500,000	0.000	06/01/34	2,008,890
Eastern California Municipal Water District Community Facilities Special Tax District No. 2003-25 Improvement Area D Series 2006 (NR/NR)
425,000	5.000	09/01/36	376,329
Eastern California Municipal Water District Community Facilities Special Tax District No. 2005-40 Mahogany Promontory Pointe Series 2006 (NR/NR)
410,000	5.000	09/01/36	388,414
Foothill-De Anza California Community College District GO Bonds for Santa Clara County Election of 2006 Series 2007 A (AMBAC) (AA/Aaa)
6,000,000	5.000	08/01/27	6,620,460
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(e)
35,000,000	0.000	06/01/47	1,638,700
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(e)
19,500,000	0.000	06/01/47	227,370

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2003 A-3 (AA+/Aaa)(d)
$350,000	7.875%	06/01/13	$380,632
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2003 A-5 (AA+/Aaa)(d)
650,000	7.875	06/01/13	706,888
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (B-/B3)
5,000,000	5.000	06/01/33	3,782,900
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AGM-CR) (FGIC) (AA-/Aa3)
3,500,000	5.000	06/01/35	3,527,195
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AMBAC) (BBB+/A2)
1,150,000	5.000	06/01/29	1,151,794
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B-/B3)
3,300,000	5.750	06/01/47	2,519,385
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2005 (AMBAC-TCRS-BNY) (BBB+/A2)
5,000,000	5.000	06/01/45	5,034,500
Hacienda La Puente California Unified School District GO Bonds for Election of 2000 Series 2003 B (AGM) (AA-/Aa3)(d)
1,200,000	5.250	08/01/13	1,278,480
Lake Elsinore California Unified School District Community Facilities Special Tax Series 2005-3 (NR/NR)
595,000	5.000	09/01/25	582,463
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA/Aa1)
5,000,000	5.250	08/01/39	5,724,050
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA-/Aa3)(e)
2,000,000	0.000	08/01/37	478,280
4,500,000	0.000	08/01/38	1,017,000
4,500,000	0.000	08/01/39	956,025
Menlo Park California GO Bonds Series 2002 (AAA/Aaa)(d)
1,000,000	5.250	08/01/12	1,026,660
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (A/NR)(e)
1,205,000	0.000	08/01/26	571,170
M-S-R Energy Authority Gas RB Series 2009 A (A-/NR)
1,750,000	6.500	11/01/39	2,167,865
M-S-R Energy Authority Gas RB Series 2009 C (A-/NR)
3,500,000	6.125	11/01/29	4,087,370
1,750,000	6.500	11/01/39	2,167,865
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA-/Aa3)(f)
10,000,000	0.000	08/01/35	6,256,500
Palomar Pomerado Health COPS Series 2009 (BB+/Baa3)
2,500,000	6.750	11/01/39	2,692,950
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA-/Aa3)(f)
6,450,000	0.000	08/01/38	5,014,811
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA-/Aa3)(e)
2,150,000	0.000	08/01/31	809,346
4,150,000	0.000	08/01/32	1,467,689
3,500,000	0.000	08/01/33	1,156,680
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(g)
3,000,000	0.857	12/01/35	2,094,120
San Diego Community College District GO Bonds for Election of 2002 Series 2005 (AGM) (AA+/Aa1)(d)
3,000,000	5.000	05/01/15	3,408,480
San Diego Community College District GO Bonds Refunding Series 2012 (AA+/Aa1)
2,575,000	5.000	08/01/27	2,989,523
San Diego County Water Authority COPS Series 2008 A (AGM) (AA+/Aa2)
5,000,000	5.000	05/01/33	5,350,600
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa2)(e)
5,000,000	0.000	07/01/39	1,125,400
San Francisco City & County GO Bonds for Earthquake Safety & Emergency Response Series 2012 A (AA/Aa2)
3,930,000	3.000	06/15/22	4,065,899
San Gabriel Unified School District GO Bonds Unrefunded Balance Series 2002 A (AGM) (AA-/Aa3)
55,000	5.375	08/01/21	55,681
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (BBB/Baa2)(e)
1,605,000	0.000	01/15/26	669,189
Temecula Valley Unified School District Community Facilities District Special Tax District No. 2004-1 Improvement Area A Series 2007 (NR/NR)
1,865,000	5.000	09/01/37	1,759,982
Torrance California COPS for Refunding & Public Improvement Project Series 2005 B (AMBAC) (AA/Aa3)
310,000	5.250	06/01/34	314,458
Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (BBB/Baa2)
725,000	5.250	09/01/19	745,663
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE FGIC) (A+/WR)(e)
1,175,000	0.000	08/01/25	585,984

			126,735,703

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Colorado – 1.3%
Colorado Health Facilities Authority Hospital RB for Poudre Valley Health Care, Inc. Series 2005 F (A/A2)
$800,000	5.000%	03/01/25	$840,344
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-/NR)
1,150,000	5.000	12/01/35	1,081,575
E-470 Public Highway Authority RB for Capital Appreciation Series 2004 B (NATL-RE) (BBB/Baa2)(e)
5,000,000	0.000	09/01/27	2,155,950
E-470 Public Highway Authority RB Series 2010 A (BBB-/Baa2)(e)
6,000,000	0.000	09/01/40	1,050,120
West Metro Fire Protection District GO Bonds Series 2006 A (NATL-RE) (NR/Aa2)
2,200,000	5.250	12/01/26	2,440,878

			7,568,867

District of Columbia – 1.2%
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/A1)
540,000	6.250	05/15/24	543,548
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/Baa1)
1,000,000	6.500	05/15/33	1,101,350
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AA+/Aa2)
5,000,000	6.000	10/01/35	5,917,650

			7,562,548

Florida – 9.3%
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (BBB+/NR)
1,670,000	5.000	05/01/19	1,734,412
Bluewaters Community Development District Special Assessment Series 2004 (NR/NR)
2,325,000	6.000	05/01/35	2,413,513
Bridgewater Wesley Chapel Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
2,180,000	5.750	05/01/35	2,180,719
Citizens Property Insurance Corp. RB Senior Secured for High Risk Account Series 2009 A-1 (A+/A2)
3,650,000	5.500	06/01/17	4,137,020
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
905,000	5.375	05/01/36	881,714
Coral Gables Health Facilities Authority RB for Baptist Health South Florida Series 2004 (AGM) (AA-/Aaa)(d)
1,000,000	5.250	08/15/14	1,112,980
Covington Park Florida Community Development District Special Assessment Refunding for Capital Improvement Series 2005 (A-/NR)
490,000	5.000	05/01/21	494,145
Crossings At Fleming Island Community Development District RB Refunding Series 2007 (NATL-RE) (BBB/Baa2)
125,000	4.750	10/01/36	109,128
Crossings At Fleming Island Community Development District Special Assignment Refunding Series 2000 B (NATL-RE) (BBB/Baa2)
1,240,000	5.800	05/01/16	1,239,876
Diamond Hill Community Development District Tax Allocation for Capital Improvement Series 2004 (NR/NR)
1,510,000	6.000	05/01/34	1,526,595
Florida State Municipal Power Agency RB Series 2009 A (A+/A2)
1,000,000	6.250	10/01/31	1,154,910
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AMT) (A+/Aa3)(h)
2,000,000	5.000	10/01/21	2,284,180
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (NATL-RE) (BBB+/Baa2)
2,755,000	5.375	05/01/22	2,831,727
High Ridge Quantum Community Development District Special Assessment for Boyton Beach Series 2005 A (NR/NR)
1,750,000	5.750	05/01/35	1,767,693
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (A-/A3)
300,000	5.625	03/01/24	309,210
Keys Cove Community Development District Special Assessment Series 2004 (NR/NR)
2,270,000	5.875	05/01/35	2,360,505
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB/NR)
2,500,000	5.000	11/15/13	2,582,125
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(i)
1,150,000	5.375	05/01/30	974,544
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A (NR/NR)
895,000	6.000	05/01/35	893,837
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA-/Aa3)
1,200,000	6.000	02/01/30	1,345,608
1,500,000	6.000	02/01/31	1,677,345
Miami-Dade County Florida Aviation RB RMKT 03/17/08 Series 2003 E (AMT) (NATL-RE) (A-/NR)
500,000	5.250	10/01/13	528,165
425,000	5.250	10/01/14	457,657
575,000	5.250	10/01/16	641,786
Miami-Dade County Florida Expressway Authority RB Series 2004 B (NATL-RE FGIC) (A/A3)
1,000,000	5.250	07/01/26	1,049,490
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA-/Aa3)
1,250,000	5.375	10/01/40	1,328,300
Port Everglades Authority RB for Port Facilities Series 1986 (ETM) (AA+/Aaa)(d)
1,620,000	7.125	11/01/16	1,880,917
Sail Harbour Community Development District Special Assessment Series 2005 A (NR/NR)
910,000	5.500	05/01/36	922,940

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Sonoma Bay Community Development District Special Assessment Series 2005 A (NR/NR)
$605,000	5.450%	05/01/36	$615,751
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
2,000,000	6.500	11/15/39	2,365,620
Sumter Landing Florida Community Development District Recreational RB Series 2005 A (NATL-RE) (BBB/Baa2)
250,000	4.625	10/01/30	242,292
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (NATL-RE) (A-/Baa2)
1,395,000	4.500	05/01/18	1,511,999
Thousand Oaks Community Development District Special Assessment Series 2005 A-1 (NR/NR)
890,000	5.350	05/01/35	900,048
Verona Walk Community Development District RB for Capital Improvement Series 2004 (NR/NR)
4,385,000	5.850	05/01/35	4,431,832
Village Community Development District No. 5 Special Assessment Series 2003 A (NR/NR)
2,240,000	6.100	05/01/34	2,260,227
Village Community Development District No. 6 Special Assessment Series 2007 (NR/NR)
1,775,000	5.250	05/01/37	1,770,012
Villagewalk of Bonita Springs Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
985,000	5.600	05/01/36	1,000,927

			55,919,749

Georgia – 0.8%
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BB+/Baa3)
365,000	5.500	01/01/34	351,097
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2009 A (AA+/Aa3)
4,075,000	5.250	07/01/36	4,464,652

			4,815,749

Guam – 0.4%
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB-/NR)
600,000	5.375	12/01/24	623,022
850,000	5.625	12/01/29	891,106
750,000	5.750	12/01/34	783,915

			2,298,043

Idaho – 0.2%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A/A2)
1,000,000	6.750	11/01/37	1,168,270

Illinois – 5.2%
Chicago Illinois O’Hare International Airport RB Refunding Third Lien Series 2003 A-1 (XLCA) (A-/A1)
490,000	5.250	01/01/34	500,256
Chicago Illinois Sales Tax RB Series 2011 A (AAA/Aa2)
2,000,000	5.000	01/01/41	2,138,260
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA) (NR/NR)
1,250,000	6.250	11/15/13	1,253,187
Chicago Single Family Mortgage RB Series 2001 A (AMT) (GNMA/FNMA/FHLMC) (AA+/Aaa)
770,000	6.250	10/01/32	805,343
Illinois Development Finance Authority PCRB Refunding for Amerencips RMKT 12/03/01 Series 2000 A (BBB-/Baa3)(b)
2,300,000	5.500	02/28/14	2,306,739
Illinois Finance Authority RB for Edward Hospital RMKT 04/09/08 Series 2008 A (AMBAC) (A+/A2)
350,000	6.250	02/01/33	394,019
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BB+/Ba1)
400,000	5.125	01/01/25	378,292
Illinois Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2005 A (AMT) (BBB/NR)
400,000	5.050	08/01/29	412,400
Illinois Municipal Electric Agency RB Power Supply System Series 2007 A (NATL-RE FGIC) (A+/A1)
4,020,000	5.250	02/01/22	4,529,133
Illinois State GO Bonds First Series 2002 (NATL-RE) (A+/A2)
3,000,000	5.375	07/01/19	3,031,260
Illinois State GO Bonds Series 2003 (NATL-RE) (A+/A2)
2,500,000	5.000	06/01/19	2,586,550
Illinois State GO Bonds Series 2012 A (A+/A2)
2,500,000	4.000	01/01/26	2,466,050
Lake County Illinois Community Consolidated School District No. 41 GO Bonds Series 1999 A (AGM) (AA-/Aa2)
2,725,000	9.000	11/01/16	3,502,497
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A-/NR)
1,125,000	6.000	06/01/28	1,264,815
Round Lake Illinois Lakewood Grove Special Service Area No. 1 Special Tax Refunding Series 2007 (ASSURED GTY) (AA-/NR)
2,320,000	5.500	03/01/32	2,432,497
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (GO OF DIST) (AA-/NR)(e)
6,500,000	0.000	12/01/25	3,544,255

			31,545,553

Indiana – 1.7%
Delaware County Hospital Authority RB for Cardinal Health System Obligated Group Series 2006 (NR/Baa2)
2,000,000	5.250	08/01/36	2,002,900
Greencastle Indiana Waterworks RB Refunding Series 2001 (NATL-RE) (BBB/Baa2)
300,000	4.250	07/01/13	300,798

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)

Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(a)(c)
$205,000	23.650%	04/05/12	$396,515
Indiana State Educational Facilities Authority RB for Earlham College Project Series 1998 (NR/Aa3)
325,000	4.950	10/15/12	326,063
Indianapolis Indiana Airport Authority RB Refunding Special Facilities for Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa1)
640,000	5.100	01/15/17	718,816
Indianapolis Indiana Gas Utility RB Second Lien Series 2008 A (ASSURED GTY) (AA-/Aa3)(b)
3,500,000	5.000	08/15/13	3,694,040
Jasper County PCRB Refunding for Northern RMKT 8/25/08 Series 1994 C (NATL-RE) (BBB/Baa2)
650,000	5.850	04/01/19	742,710
Mitchell Multi School Building Corp. RB Refunding for First Mortgage Series 2002 (ST AID WITHHLDG) (AA+/NR)
275,000	4.650	07/05/13	289,055
Princeton Indiana Sewer Works RB Refunding Series 2003 (NR/NR)
275,000	4.500	05/01/13	275,800
Vanderburgh County Indiana Redevelopment Commission Tax Increment Tax Allocation Series 2006 (A/NR)
1,400,000	5.250	02/01/31	1,442,420

			10,189,117

Iowa – 0.5%
Coralville Iowa COPS Series 2006 D (NR/A1)
1,325,000	5.250	06/01/22	1,439,599
Tobacco Settlement Authority of Iowa RB Asset-Backed Bonds Series 2005 C (B+/B2)
1,875,000	5.375	06/01/38	1,507,725

			2,947,324

Kentucky – 2.0%
Kentucky Economic Development Finance Authority RB for Ashland Hospital Corp. King’s Daughters Medical Center Series 2010 (A+/A1)
3,000,000	5.000	02/01/40	3,113,880
Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA/NR)(a)(c)
470,000	14.570	04/05/12	654,959
Kentucky Economic Development Finance Authority System RB for Norton Healthcare, Inc. Series 2000 C (NATL-RE) (BBB/WR)(d)
1,085,000	6.000	10/01/13	1,186,057
Kentucky Economic Development Finance Authority System RB Unrefunded Balance for Norton Healthcare, Inc. Series 2000 C (NATL-RE) (BBB/Baa2)
2,165,000	6.000	10/01/18	2,295,138
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (A-/Baa1)(d)
3,750,000	6.125	02/01/18	4,773,863

			12,023,897

Louisiana – 1.4%
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2004 A (AMT) (BBB/Baa3)
675,000	5.000	11/01/18	709,742
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
2,560,000	4.750	03/01/19	2,661,350
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA-/Aa3)
1,230,000	5.250	08/01/28	1,431,818
Louisiana State Offshore Terminal Authority Deepwater Port RB Refunding for Loop LLC Project Series 2003 C (A/A3)
1,000,000	5.250	09/01/15	1,047,180
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AA-/Aa3)
1,350,000	6.000	01/01/23	1,565,973
Tobacco Settlement Financing Corp. RB for Asset-Backed Bonds Series 2001 B (A-/A3)
1,220,000	5.875	05/15/39	1,227,162

			8,643,225

Maryland – 1.4%
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
1,115,000	6.500	07/01/31	1,138,092
Frederick County Maryland Special Tax Unrefunded Balance for Lake Linganore Village Community Development Series 2001 A (Radian) (NR/NR)
270,000	5.600	07/01/20	270,308
555,000	5.700	07/01/29	555,022
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Medstar Health Series 2004 (A-/A2)
500,000	5.375	08/15/24	542,390
750,000	5.500	08/15/33	790,695
Maryland State Industrial Development Financing Authority RB Refunding for Synagro-Baltimore Series 2008 A (AMT) (BBB+/NR)
2,000,000	5.250	12/01/12	2,036,020
1,025,000	5.375	12/01/14	1,074,128
500,000	5.625	12/01/16	537,050
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa1)
1,500,000	5.000	03/01/19	1,741,350

			8,685,055

Massachusetts – 2.6%
Massachusetts Bay Transportation Authority Assessment RB Series 2004 A (AA+/Aa1)(d)
1,000,000	5.000	07/01/14	1,101,600
Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)
5,000,000	5.250	02/01/34	5,866,350

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Massachusetts – (continued)

Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AA/Aa3)
$1,965,000	6.350%	01/01/30	$2,145,937
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 (BBB+/Baa1)
3,000,000	5.750	07/01/31	3,140,370
Massachusetts State Health & Educational Facilities Authority RB for Harvard Pilgrim Health Care Series 1998 A (AGM) (AA-/Aa3)
3,750,000	5.250	07/01/12	3,761,513

			16,015,770

Michigan – 0.9%
Michigan Higher Education Student Loan Authority RB Series 2003 17-1 (AMT) (AMBAC) (AA/A1)
5,000,000	5.200	03/01/24	5,155,450
Pontiac Tax Increment Finance Authority RB Tax Allocation Unrefunded Balance for Development of Area No. 3 Series 2002 (ACA) (CCC/NR)(d)
360,000	5.375	06/01/12	366,534

			5,521,984

Minnesota – 0.8%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A/A2)
1,500,000	6.750	11/15/32	1,792,380
St. Paul Minnesota Housing & Redevelopment Authority RB for Healthpartners Obligated Group Project Series 2006 (BBB+/A3)
2,900,000	5.250	05/15/36	2,971,369

			4,763,749

Mississippi – 0.2%
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (NR/Aa2)
1,095,000	5.375	10/01/33	1,223,159

Missouri – 0.9%
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/A2)
270,000	4.750	06/01/25	277,150
4,125,000	5.000	06/01/35	4,190,917
Missouri State Health & Educational Facilities Authority RB for St. Louis University Series 1998 (AA-/A1)
1,000,000	5.500	10/01/15	1,127,200

			5,595,267

Nevada – 0.6%
Clark County Nevada Industrial Development RB for Southwest Gas Corp. Project Series 2003 C (BBB+/Baa1)(b)
765,000	5.450	03/01/13	794,560
Clark County Nevada School District GO Bonds Refunding Series 1998 (AGM) (AA-/Aa2)
800,000	5.500	06/15/13	847,976
North Las Vegas Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
1,390,000	5.100	12/01/22	1,368,594
North Las Vegas Nevada Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
625,000	4.850	12/01/15	636,700
University of Nevada RB for Community College System Series 2002 A (NATL-RE FGIC) (AA-/Aa2)
250,000	4.450	07/01/12	250,682

			3,898,512

New Hampshire – 0.4%
New Hampshire Municipal Bond Bank RB Series 2003 (NATL-RE) (AA/WR)(d)
1,000,000	5.250	08/15/13	1,068,030
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Project Series 2002 (AMT) (A-2/NR)
1,250,000	5.200	05/01/27	1,400,437

			2,468,467

New Jersey – 4.4%
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A+/A1)
360,000	5.000	09/01/34	388,861
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 Z (ASSURED GTY) (AA-/Aa3)
1,000,000	6.000	12/15/34	1,144,200
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2009 AA (A+/A1)
4,000,000	5.500	12/15/29	4,502,160
New Jersey Economic Development Authority Water Facilities RB Refunding for American Water Co., Inc. Project Series 2010 B (AMT) (A/A2)
2,000,000	5.600	11/01/34	2,134,940
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (BBB/Baa3)
600,000	5.000	07/01/24	610,542
175,000	5.500	07/01/30	178,570
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
2,500,000	6.625	07/01/38	2,716,675
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (AMT) (ASSURED GTY) (AA-/Aa3)
3,000,000	6.125	06/01/30	3,241,050
New Jersey State Housing and Mortgage Finance Agency RB for Single Family Housing Series 2008 AA (AMT) (AA/Aa2)
670,000	6.150	10/01/23	747,995
New Jersey State Turnpike Authority RB Series 2009 G (A+/A3)
1,650,000	5.000	01/01/18	1,916,211
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (A+/A1)
2,450,000	5.500	06/15/41	2,774,674

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)

Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2002 (AA+/Aaa)(d)
$2,370,000	6.000%	06/01/12	$2,391,851
Tobacco Settlement Financing Corp. RB for Capital Appreciation Series 2007 1-C (CCC/NR)(e)
11,250,000	0.000	06/01/41	606,600
Tobacco Settlement Financing Corp. RB Series 2003 (AA+/Aaa)(d)
300,000	6.750	06/01/13	322,539
Tobacco Settlement Financing Corp. RB Series 2007 1-A (B-/B1)
3,015,000	4.625	06/01/26	2,678,526

			26,355,394

New Mexico – 0.6%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB-/Baa3)
2,500,000	5.900	06/01/40	2,680,175
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (AGM) (AA+/Aa3)
1,000,000	5.250	06/01/31	1,110,180

			3,790,355

New York – 3.4%
Erie County New York Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (AGM) (AA-/Aa3)
6,500,000	5.750	05/01/26	7,509,190
4,500,000	5.750	05/01/29	5,158,260
New York City GO Bonds Series 2006 A (AA/Aa2)
400,000	5.000	08/01/18	460,948
New York City Industrial Development Agency RB for Polytechnic University Project Series 2007 (ACA) (BBB-/NR)
2,045,000	5.000	11/01/12	2,088,313
New York Mortgage Agency RB for Homeowner Mortgage Series 2003 – 109 (AMT) (NR/Aa1)
900,000	4.800	10/01/23	909,027
New York State Dormitory Authority RB for North Shore University Hospital Series 1998 (NATL-RE) (BBB/A3)
1,500,000	5.500	11/01/14	1,663,050
New York State Environmental Facilities Corp. State Clean Water & Drinking RB Refunding for Revolving Funds Pooled Financing Program Series 2002 F (AAA/Aaa)
175,000	5.250	11/15/20	180,287
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2003 A-1 (AA-/Aa3)
2,600,000	5.500	06/01/19	2,748,694

			20,717,769

North Carolina – 0.8%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/38	2,245,040
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2003 C (A-/Baa1)
500,000	5.375	01/01/16	515,095
850,000	5.375	01/01/17	875,466
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ASSURED GTY) (AA-/Aa3)
500,000	6.000	01/01/19	576,215
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2003 A (ETM) (NR/NR)(d)
145,000	5.500	01/01/13	150,626
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Unrefunded Series 2003 A (A/A2)
305,000	5.500	01/01/13	316,483

			4,678,925

Ohio – 0.3%
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
440,000	5.125	06/01/24	349,752
2,000,000	5.875	06/01/30	1,538,080

			1,887,832

Oklahoma – 0.1%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BBB-/NR)
240,000	5.000	12/01/27	227,976
140,000	5.125	12/01/36	128,533

			356,509

Oregon – 1.1%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/A3)
1,500,000	8.250	01/01/38	1,897,650
Klamath Falls Oregon Intercommunity Hospital Authority RB for Merle West Medical Center Series 2002 (NR/NR)(d)
1,255,000	6.125	09/01/12	1,297,770
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Series 2002 (BBB/NR)
745,000	6.125	09/01/22	758,351
Oregon State GO Bonds Refunding for Oregon University System Series 2012 A (AA+/Aa1)
2,100,000	5.000	08/01/27	2,503,389

			6,457,160

Pennsylvania – 0.9%
Mifflin County Pennsylvania School District GO Bonds Series 2007 (NATL-RE-IBC) (XLCA) (ST AID WITHHLDG) (A/Baa2)
2,000,000	7.500	09/01/26	2,442,800
Montgomery County Pennsylvania Higher Education & Health Authority RB for Catholic Health System East Series 2004 C (A+/A2)(d)
150,000	5.375	11/15/14	168,798
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project Series 2008 (A-/A3)
2,500,000	4.000	10/01/23	2,539,625

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)

St. Mary Hospital Authority RB Refunding for Catholic Health East Series 2004 B (A+/A2)(d)
$225,000	5.375%	11/15/14	$251,946

			5,403,169

Puerto Rico – 6.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa2)
3,635,000	6.125	07/01/24	4,163,856
2,000,000	6.000	07/01/38	2,116,900
2,500,000	6.000	07/01/44	2,620,125
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (BBB/Baa1)
3,000,000	6.500	07/01/37	3,339,630
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (BBB/Baa1)
5,000,000	5.000	07/01/41	4,770,750
Puerto Rico Commonwealth GO Bonds Refunding Subseries 2003 C-7 (NATL-RE) (BBB/Baa1)
2,000,000	6.000	07/01/27	2,178,540
Puerto Rico Commonwealth Highway & Transportation Authority RB Subseries 2003 (FGIC) (BBB-/Baa2)
900,000	5.250	07/01/18	929,250
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2004 J (AMBAC) (COMWLTH GTD) (BBB/Baa1)(b)
1,480,000	5.000	07/01/12	1,494,193
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (A+/A1)
2,500,000	6.000	08/01/39	2,818,850
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (A+/A1)(f)
13,000,000	0.000	08/01/32	12,415,130

			36,847,224

South Carolina – 0.9%
City of Columbia Waterworks and Sewer System RB Series 2011 A (AA/Aa1)
2,500,000	5.000	02/01/41	2,768,475
Georgetown County South Carolina Environmental RB for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa3)
2,500,000	5.000	08/01/30	2,499,925

			5,268,400

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (A+/A1)
500,000	5.500	07/01/35	535,330
300,000	5.250	07/01/38	314,598

			849,928

Tennessee – 1.3%
Johnson City Tennessee Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
1,775,000	5.500	07/01/36	1,840,639
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,700,000	5.250	04/01/36	2,776,248
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(b)
1,000,000	4.850	06/01/25	1,022,270
Sullivan County Tennessee Health, Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+/NR)
2,100,000	5.250	09/01/36	2,142,903

			7,782,060

Texas – 13.2%
Dallas County Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 B (AMBAC) (BBB+/A3)
2,675,000	5.375	02/15/29	2,813,030
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT 04/04/08 Series 2002 C (AMT) (NATL-RE) (A+/A1)
410,000	6.250	11/01/28	410,886
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A1)
2,500,000	5.000	11/01/27	2,767,850
Fort Bend County Texas Municipal Utility District No. 30 GO Bonds Series 2004 (AGM) (AA-/Aa3)(d)
2,015,000	5.750	09/01/12	2,060,881
Frisco Texas Independent School District GO Bonds Series 2002 (PSF-GTD) (AAA/Aaa)(d)
1,000,000	5.125	08/15/12	1,018,200
Grand Prairie Texas Independent School District GO Bonds Series 2003 (AGM) (AA+/Aa3)(d)
1,000,000	5.375	02/15/13	1,044,550
Gulf Coast Waste Disposal Authority Texas Waste Disposal RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB/Baa2)
1,000,000	6.650	04/01/32	1,000,880
Hidalgo County Health Services RB for Mission Hospital, Inc. Project Series 2005 (BBB/Baa2)
700,000	5.000	08/15/19	712,166
Houston Airport System RB Refunding Senior Lien Series 2009 A (AA-/Aa3)
10,000,000	5.500	07/01/34	10,941,900
Houston Utilities System RB Refunding First Lien Series 2004 A (NATL-RE) (AA/Aa2)
1,000,000	5.250	05/15/25	1,078,810
Lower Colorado River Authority RB Refunding Series 2008 (A/A1)
5,000,000	5.750	05/15/37	5,430,500
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa2)
1,300,000	6.300	11/01/29	1,480,193

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 1996 (AMT) (NATL-RE) (BBB/Baa2)(b)
$2,500,000	5.200%	05/01/30	$2,605,550
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
150,000	5.500	02/15/25	153,600
235,000	5.625	02/15/35	235,992
Mesquite Texas Independent School District GO Bonds Refunding Series 2002 (PSF-GTD) (AAA/NR)
1,160,000	5.500	08/15/21	1,175,671
Mission Economic Development Corp. RB for Waste Management, Inc. Project Series 2008 (AMT) (BBB/NR)(b)
1,000,000	6.000	08/01/13	1,063,710
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA/NR)(f)
1,000,000	0.000	09/01/43	650,320
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
2,500,000	6.250	01/01/24	2,894,900
1,100,000	6.250	01/01/39	1,231,120
North Texas Tollway Authority RB Special Project System Series 2011 A (AA/NR)
1,000,000	5.500	09/01/41	1,135,080
1,000,000	6.000	09/01/41	1,178,690
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A-/A2)(f)
6,000,000	0.000	01/01/43	5,918,640
North Texas Tollway Authority System RB Refunding for First Tier Series 2008 A (A-/A2)
5,000,000	5.750	01/01/40	5,338,800
Pharr-San Juan-Alamo Independent School District Unlimited Tax GO Bonds for Hidalgo School Building Series 2007 (PSF-GTD) (AAA/Aaa)
1,420,000	5.500	02/01/27	1,611,061
1,000,000	5.500	02/01/29	1,124,390
1,670,000	5.500	02/01/31	1,863,319
Port of Houston Authority Harris County Unlimited Tax GO Bonds Refunding Series 2008 A (AMT) (AAA/Aaa)
3,000,000	6.125	10/01/33	3,416,430
Round Rock Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aaa)
2,730,000	5.250	08/01/34	3,167,974
Sam Rayburn Municipal Power Agency RB Refunding Series 2002 (Radian) (BBB/Baa2)
5,000,000	5.750	10/01/21	5,058,000
Schertz Texas GO Bonds Series 2006 (NATL-RE) (AA/Baa2)
1,715,000	5.250	02/01/25	1,899,843
1,900,000	5.250	02/01/27	2,090,133
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB/NR)
425,000	5.125	05/15/37	405,080
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/Baa1)
3,000,000	6.250	12/15/26	3,566,970
Tomball Hospital Authority RB Refunding Series 2005 (NR/Aaa)(d)
900,000	5.000	07/01/15	1,026,306

			79,571,425

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Note Series 2004 A (BBB/Baa2)
1,750,000	5.250	10/01/16	1,866,428

Utah – 1.0%
Tooele County Utah Hazardous Waste Treatment RB for Union Pacific Project RMKT 4/28/98 Series 1992 A (AMT) (BBB+/VMIG2)
2,000,000	5.700	11/01/26	2,006,780
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class I (AMT) (AAA/Aaa)
2,055,000	5.875	07/01/39	2,143,982
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class II (AMT) (AA/Aa2)
1,650,000	5.900	07/01/36	1,725,306

			5,876,068

Virginia – 1.1%
Bristol Virginia Utilities System RB Refunding Series 2003 (NATL-RE) (BBB/Baa2)(d)
1,850,000	5.250	07/15/13	1,968,178
Virginia State Housing Development Authority RB Series 2008 E (GO OF AUTH) (AAA/Aaa)
2,940,000	6.250	07/01/31	3,218,712
Washington County Virginia IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
1,000,000	7.750	07/01/38	1,206,460

			6,393,350

Washington – 2.9%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(a)(c)
700,000	13.440	12/14/17	1,142,911
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(a)(c)
730,000	13.446	12/14/17	1,156,408
Skagit County Washington Public Hospital District No. 2 GO Bonds Refunding and Improvement Series 2005 (NATL-RE) (A-/Baa2)
2,000,000	5.000	12/01/30	2,040,020
Tacoma Washington GO Bonds Series 2004 (NATL-RE) (AA/Aa3)
2,000,000	5.000	12/01/30	2,111,900
Tobacco Settlement Authority of Washington RB Asset-Backed Bonds Series 2002 (BBB/Baa1)
3,165,000	6.625	06/01/32	3,283,814
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
500,000	6.400	06/01/17	588,380

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Washington – (continued)

Washington State Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AA-/Aa3)
$250,000	6.000%	08/15/39	$274,582
Washington State Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AA-/Aa3)
250,000	6.000	08/15/39	274,583
Washington State Health Care Facilities Authority RB for Swedish Health Services Series 2009 A (A+/A2)
3,000,000	6.500	11/15/33	3,403,740
Washington State Health Care Facilities Authority RB for Virginia Mason Medical Center Series 2007 B (ACA) (BBB/Baa2)
3,000,000	6.000	08/15/37	3,177,000

			17,453,338

West Virginia – 0.5%
Monongalia County Building Commission RB for Monongalia General Hospital Series 2005 A (A-/NR)
2,000,000	5.250	07/01/25	2,056,780
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A+/A2)
1,000,000	5.500	06/01/39	1,064,960

			3,121,740

Wisconsin – 0.5%
Badger Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2002 (AA+/Aaa)(d)
1,000,000	6.375	06/01/12	1,009,820
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
375,000	5.125	05/15/29	379,481
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
100,000	5.000	05/15/36	98,207
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
1,750,000	5.250	08/15/31	1,778,508

			3,266,016

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $536,871,199)			$576,387,804

Other Municipal Debt Obligation – 0.2%
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (AMT) (NR/Ba3)(b)(c)
$2,000,000	5.500%	09/30/15	$1,280,320
(Cost $2,000,000)

Short-Term Investments – 4.2%
Connecticut – 0.5%
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2001 V-2 (A-1+/VMIG1)(b)
$1,400,000	0.190%	04/02/12	$1,400,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2005 Y-2 (A-1+/VMIG1)(b)
1,500,000	0.190	04/02/12	1,500,000

			2,900,000

Illinois – 0.7%
Chicago Illinois GO VRDN Project Series 2003 B-1 RMKT 3/18/09 (A-1/VMIG1)(b)
1,500,000	0.200	04/02/12	1,500,000
Chicago Illinois GO VRDN Project Series 2003 B-2 RMKT 3/18/09 (A-1/Aa3)(b)
1,600,000	0.200	04/02/12	1,600,000
Chicago Illinois GO VRDN Project Series 2003 B-3 RMKT 3/18/09 (A-1/VMIG1)(b)
1,300,000	0.200	04/02/12	1,300,000

			4,400,000

Maryland – 0.4%
Montgomery County Maryland GO VRDN Bonds Refunding for Consolidated Public Improvement Series 2006 B (A-1+/VMIG1)(b)
2,300,000	0.200	04/02/12	2,300,000

Mississippi – 0.3%
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development VRDN RB for Chevron U.S.A. Inc. Project Series 2010 G (A-1+/VMIG1)(b)
2,000,000	0.150	04/02/12	2,000,000

Missouri – 0.5%
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Series 1996 C (GO OF INSTN) (A-1/VMIG1)(b)
1,400,000	0.170	04/02/12	1,400,000
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Series 2004 A (A-1+/VMIG1)(b)
1,555,000	0.200	04/02/12	1,555,000

			2,955,000

New York – 0.7%
New York City Transitional Finance Authority VRDN RB for New York City Recovery Subseries 2002 1-C (LIQ – JPMorgan Chase Bank N.A.) (A-1/VMIG1)(b)
2,300,000	0.190	04/02/12	2,300,000
New York City GO VRDN Bonds Refunding Series 1993 C (LOC – JPMorgan Chase Bank N.A.) (A-1/VMIG1)(b)
1,800,000	0.200	04/02/12	1,800,000

			4,100,000

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – (continued)

Texas – 0.7%
Lower Neches Valley Authority Industrial Development Corp. VRDN RB Refunding for ExxonMobil Project Series 2011 (A-1+/VMIG1)(b)
$1,800,000	0.160%	04/02/12	$1,800,000
Texas Water Development Board VRDN RB Refunding State Revolving Sub Lien Series 2007 A (A-1/VMIG1)(b)
2,740,000	0.200	04/02/12	2,740,000

			4,540,000

Virginia – 0.4%
Virginia College Building Authority Educational Facilities VRDN RB for 21st Century College and Equipment Programs Series 2006 B (ST APPROP) (A-1+/VMIG1)(b)
2,410,000	0.200	04/02/12	2,410,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $25,605,000)			$25,605,000

TOTAL INVESTMENTS – 99.8%
(Cost $562,476,199)			$603,273,124

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			937,112

NET ASSETS – 100.0%			$604,210,236

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Inverse floating rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2012.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,081,303, which represents approximately 1.0% of net assets as of March 31, 2012.

(d)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Zero coupon bond until next reset date.

(g)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2012.

(h)	When-issued security.

(i)	Security is currently in default.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AGM	—	Insured by Assured Guaranty Municipal Corp.
AGM-CR	—	Insured by Assured Guaranty Municipal Corp. Insured Custodial Receipts
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
ASSURED GTY	—	Insured by Assured Guaranty
BNY	—	Insured by the Bank of New York Mellon Corp.
CAL MTG INS	—	Insured by California Mortgage Insurance
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
CRA	—	Community Reinvestment Act
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GO OF DIST	—	General Obligation of District
GO OF INSTN	—	General Obligation of Institution
IDA	—	Industrial Development Authority
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
NATL-RE	—	Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—	National Public Finance Guarantee Corp. Re-insures Financial Guaranty Insurance Co.
NATL-RE-IBC	—	Insured by National Public Finance Guarantee Corp.-Insured Bond Certificates
NR	—	Not Rated
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RITES	—	Residual Interest Tax Exempt Securities
RMKT	—	Remarketed
ST AID WITHHLDG	—	State Aid Withholding
ST APPROP	—	State Appropriation
TCRS	—	Transferable Custodial Receipts
VRDN	—	Variable Rate Demand Notes
WR	—	Withdrawn Rating
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – 97.4%
Alabama – 1.6%
Alabama 21st Century Authority Tobacco Settlement RB Series 2012 A (A/NR)
$2,435,000	5.000%	06/01/17	$2,814,543
1,500,000	5.000	06/01/18	1,746,255
Alabama Federal Aid Highway Finance Authority Refunding for Grant Anticipation Bonds Series 2011 (AA/Aa2)
11,400,000	4.000	03/01/17	12,830,016
Alabama State GO Bonds Series 2007 A (AGM) (AA/Aa1)
5,000,000	5.000	08/01/17	5,948,750
Birmingham Waterworks & Sewer Board RB Series 2002 B (NATL-RE) (AA+/WR)(a)
5,000,000	5.000	01/01/13	5,177,400
Courtland Industrial Development Board RB Refunding for International Paper Co. Project Series 2003 A (BBB/Baa3)
1,415,000	5.000	11/01/13	1,494,297
Infirmary Health System Special Care Facilities Financing Authority of Mobile RB for Infirmary Health System, Inc. Series 2010 A (A-/NR)
1,000,000	5.000	02/01/13	1,028,150
Jefferson County Alabama Sewer Warrants RB for Capital Improvement Series 2002 D (FGIC) (AA+/Aaa)(a)
5,000,000	5.250	08/01/12	5,077,500
Tuscaloosa Alabama Public Educational Building Authority RB Refunding Series 2009 B (AA-/NR)
1,925,000	3.000	08/15/12	1,937,513
2,345,000	3.000	08/15/13	2,392,932
2,795,000	3.500	08/15/14	2,893,244
3,300,000	4.000	08/15/15	3,493,710
3,850,000	3.000	08/15/16	3,949,946

			50,784,256

Alaska – 0.3%
North Slope Borough Alaska GO Bonds Series 2001 A (NATL-RE) (AA-/Aa3)(b)
1,200,000	0.000	06/30/12	1,199,112
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (BBB-/Ba1)
7,315,000	4.625	06/01/23	7,229,853

			8,428,965

Arizona – 1.7%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(c)
2,150,000	1.199	01/01/37	1,541,743
Arizona Health Facilities Authority Hospital RB for Catholic Healthcare West Series 2009 E (A/A2)(d)
2,000,000	5.000	07/02/12	2,021,400
Arizona Health Facilities Authority Hospital RB for Phoenix Children’s Hospital Series 2007 A (NR/NR)(d)
4,500,000	1.190	02/02/15	4,202,370
Arizona Health Facilities Authority Hospital RB for Phoenix Children’s Hospital Series 2007 C (NR/NR)(d)
10,000,000	1.190	02/02/15	9,338,600
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2012 (AA/Aa3)
1,000,000	4.000	07/01/15	1,097,130
1,000,000	4.000	07/01/16	1,113,250
1,500,000	5.000	07/01/17	1,764,495
4,825,000	3.000	07/01/18	5,147,648
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. of New Mexico Palo Verde Project Series 2010 A (BBB-/Baa3)(d)
5,000,000	4.000	06/01/15	5,184,600
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project Series 2009 A (BBB/Baa2)(d)
4,500,000	6.000	05/01/14	4,901,490
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project Series 2009 E (BBB/Baa2)(d)
1,000,000	6.000	05/01/14	1,089,220
Maricopa County Community College District GO Bonds Series 2009 C (AAA/Aaa)
5,000,000	3.000	07/01/13	5,166,550
Navajo County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 B (BBB/Baa2)(d)
3,000,000	5.500	06/01/14	3,246,510
Phoenix Arizona GO Bonds Refunding Series 2009 C (AAA/Aa1)
4,000,000	2.500	07/01/13	4,109,480
Phoenix Civic Improvement Corp. RB Refunding Junior Lien Series 2009 B (AAA/Aa2)
1,000,000	3.000	07/01/12	1,006,710
Scottsdale Arizona GO Bonds for Projects of 1999 and 2000 Series 2004 (AAA/Aaa)
3,900,000	5.000	07/01/14	4,279,665

			55,210,861

California – 13.3%
Abag Finance Authority RB for Sharp Health Care Series 2011 A (A+/A2)
3,000,000	5.000	08/01/16	3,392,310
Alameda Corridor Transportation Authority Senior Lien RB for Capital Appreciation Series 1999 A (NATL-RE) (A-/A3)
1,000,000	5.125	10/01/16	1,002,960
Alameda Corridor Transportation Authority Tax-Exempt Lien RB Refunding for Capital Appreciation Series 2004 B (AMBAC) (BBB+/Baa2)(b)
7,790,000	0.000	10/01/12	7,724,330

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Bonita Canyon Public Facilities Financing Authority Special Tax for Community Facilities District No. 98-1 Series 2012 (NR/NR)
$250,000	2.000%	09/01/12	$251,363
580,000	2.000	09/01/13	584,750
500,000	2.250	09/01/14	504,215
465,000	3.000	09/01/15	475,453
650,000	3.000	09/01/16	661,843
735,000	3.000	09/01/17	743,798
1,000,000	3.250	09/01/18	1,009,800
California Health Facilities Financing Authority RB for Catholic Healthcare West Series 2009 F (A/A2)(d)
2,500,000	5.000	07/01/14	2,698,450
California Health Facilities Financing Authority RB Refunding for Lucile Salter Packard Children’s Hospital at Stanford Series 2008 B (AA/Aa3)(d)
5,000,000	1.450	03/15/17	4,910,650
California Health Facilities Financing Authority RB Refunding for St. Joseph Health System Series 2009 C (AA-/A1)(d)
5,000,000	5.000	10/16/14	5,472,650
California State Department of Water Resources Power Supply RB Series 2010 M (AA-/Aa3)
10,885,000	5.000	05/01/13	11,427,617
8,000,000	5.000	05/01/14	8,745,680
15,585,000	4.000	05/01/16	17,467,201
California State Economic Recovery GO Bonds Refunding Series 2009 B (A+/Aa3)(d)
40,940,000	5.000	07/01/14	44,665,949
California State Economic Recovery GO Bonds Series 2004 A (ETM) (AA+/Aaa)(a)
255,000	5.250	07/01/14	282,509
California State Economic Recovery GO Bonds Series 2004 A (ETM) (NATL-RE FGIC) (A+/Aa3)
2,650,000	5.250	07/01/14	2,921,440
California State Economic Recovery GO Bonds Unrefunded Balance Series 2004 A (A+/Aa3)
890,000	5.250	07/01/14	981,795
California State GO Bonds Refunding Series 2005 (A-/A1)
3,000,000	5.000	05/01/14	3,260,070
California State GO Bonds Series 1993 (FGIC-TCRS) (A-/A1)
4,150,000	4.750	09/01/23	4,180,959
California State GO Bonds Series 2004 (A-/A1)
2,000,000	4.125	04/01/13	2,073,660
California State Public Works Board Lease RB for Department of Mental Health Series 2004 A (BBB+/A2)
4,185,000	5.250	06/01/14	4,554,368
California State Public Works Board Lease RB for Various Judicial Council Projects Series 2011 D (BBB+/A2)
11,685,000	2.000	12/01/14	11,938,097
California State Various Purpose GO Bonds Series 2005 (A-/A1)
3,850,000	5.000	03/01/13	4,010,776
California State Various Purpose GO Bonds Series 2006 (A-/A1)
2,500,000	5.000	03/01/14	2,702,925
California Statewide Communities Development Authority RB for California State Proposition 1A Receivables Program Series 2009 (A-/A1)
15,775,000	4.000	06/15/13	16,435,026
41,405,000	5.000	06/15/13	43,630,933
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2002 C (A+/WR)(d)
1,000,000	3.850	06/01/12	1,005,550
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2009 A (A+/NR)
5,000,000	5.000	04/01/14	5,408,950
Cutler-Orosi Joint Unified School District GO Bonds Series 2004 A (NATL-RE) (A+/Baa2)(b)
565,000	0.000	08/01/24	293,681
El Monte City School District GO Bonds BANS for Capital Appreciation Series 2010 (SP-1/A2)(b)
13,300,000	0.000	09/01/15	12,345,858
Fairfield-Suisun Unified School District Public Financing Authority Special Tax Refunding Series 2006 A (AMBAC) (A-/Baa2)
550,000	5.000	08/15/12	556,523
250,000	5.000	08/15/14	263,428
Folsom Cordova Unified School District GO for School Facilities Improvement Series 2007 A (NATL-RE) (A+/A1)(b)
3,290,000	0.000	10/01/24	1,775,317
2,275,000	0.000	10/01/28	929,269
Folsom Cordova Unified School District GO for School Facilities Improvement Series 2009 B (ASSURED GTY) (AA-/Aa3)(b)
1,900,000	0.000	10/01/33	570,152
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2003 A-1 (AA+/Aaa)(a)
2,000,000	6.750	06/01/13	2,149,040
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (B/B3)
18,670,000	4.500	06/01/27	15,529,706
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2003 B (AA+/Aaa)(a)
7,000,000	5.500	06/01/13	7,420,560
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2003 B (AMBAC) (AA+/Aaa)(a)
5,000,000	5.000	06/01/13	5,271,500
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AMBAC) (BBB+/A2)
1,150,000	5.000	06/01/12	1,158,119
550,000	5.000	06/01/14	586,960

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Grant Joint Union High School District GO Bond Series 2008 (AGM) (NR/Aa3)(b)
$1,950,000	0.000%	08/01/26	$906,419
4,000,000	0.000	08/01/27	1,741,600
4,565,000	0.000	08/01/28	1,864,757
2,225,000	0.000	08/01/29	850,306
2,465,000	0.000	08/01/30	883,234
2,575,000	0.000	08/01/31	856,162
6,080,000	0.000	08/01/32	1,894,528
4,780,000	0.000	02/01/33	1,418,369
Irvine City Limited Obligation Improvement Bond Series 2011 (BBB+/NR)
280,000	3.000	09/02/12	282,976
225,000	3.000	09/02/13	231,289
300,000	3.000	09/02/14	310,932
300,000	3.000	09/02/15	310,473
500,000	3.000	09/02/16	516,630
400,000	3.250	09/02/17	413,136
750,000	3.625	09/02/18	774,608
Irvine Public Facilities & Infrastructure Authority Assessment RB Series 2012 A (BBB+/NR)
1,070,000	2.000	09/02/13	1,079,983
635,000	3.000	09/02/15	652,863
1,285,000	3.000	09/02/16	1,317,074
1,325,000	3.000	09/02/17	1,344,199
600,000	3.000	09/02/18	601,032
King City Union School District for Capital Appreciation Series 1998 C (AMBAC) (A+/WR)(b)
160,000	0.000	08/01/25	74,893
Kings River Conservation District COPS for Peaking Project Series 2004 (NR/Baa1)
300,000	5.000	05/01/12	300,774
Los Alamitos Unified School District GO Bonds for School Facilities Improvement District No. 1 Series 2011 (SP-1+/Aa2)(b)
1,750,000	0.000	09/01/16	1,596,035
Los Angeles Community Redevelopment Agency Tax Allocation for Hollywood Redevelopment Project Series 1998 C (NATL-RE) (BBB/Baa2)
540,000	5.500	07/01/17	580,300
Los Angeles County Metropolitan Transportation Authority Sales Tax RB Refunding First Tier Senior Series 2011 A (AAA/Aa2)
10,000,000	5.000	07/01/17	12,071,600
Los Angeles County Metropolitan Transportation Authority Sales Tax RB Refunding Second Senior Tier Series 2009 B (AA+/Aa3)
2,385,000	4.000	07/01/13	2,492,444
Los Angeles County Schools Pooled Financing Program Tax and Revenue Anticipation Notes Series 2012 B-4 (GO OF PARTICIPANTS) (SP-1+/NR)
11,275,000	2.000	01/31/13	11,415,261
Los Angeles Unified School District GO Bonds Refunding Series 2009 A (AA-/Aa2)
4,010,000	5.000	07/01/12	4,056,676
3,080,000	3.000	07/01/13	3,181,794
3,735,000	3.000	07/01/14	3,936,840
Los Angeles Unified School District GO Bonds Series 2003 A (NATL-RE) (AA-/Aa2)
2,000,000	5.000	07/01/13	2,115,620
Los Angeles Unified School District GO Bonds Series 2006 F (FGIC) (AA-/Aa2)
1,805,000	5.000	07/01/17	2,087,789
Modesto Irrigation District RB for Electric System Series 2011 A (A+/A2)
1,000,000	5.000	07/01/17	1,160,980
Moreno Valley Unified School District Tax and Revenue Anticipation Notes (NR/MIG2)
6,000,000	2.500	10/01/12	6,039,600
Natomas Unified School District GO Bonds for Sacramento County, Election of 2006 Series 2007 (NATL-RE FGIC) (BBB+/WR)(b)
4,210,000	0.000	08/01/29	1,295,080
Newark Unified School District GO Bonds for Electric of 1997 Series 2002 D (AGM) (NR/Aa3)(b)
520,000	0.000	02/01/27	230,298
Northern California Power Agency Capital Facilities RB Refunding Series 2010 A (A-/A3)
1,250,000	2.000	08/01/12	1,256,650
1,790,000	3.000	08/01/13	1,840,818
1,235,000	4.000	08/01/14	1,308,470
1,705,000	3.000	08/01/15	1,779,151
Palo Alto Limited Obligation Refunding & Improvement for University Avenue Area Off-Street Parking Assessment District (BBB/NR)
385,000	3.000	09/02/18	389,258
Porterville Unified School District GO Bonds for Election of 2002 Series 2002 A (NATL-RE) (A+/Baa2)(b)
730,000	0.000	08/01/26	338,384
Richmond California Wastewater RB Refunding Series 2006 A (AMBAC) (AA-/A2)
255,000	5.000	08/01/14	276,351
Sacramento County San Juan Unified School District GO Bonds for Election of 2002 Series 2004 A (NATL-RE) (A+/Aa2)(b)
2,965,000	0.000	08/01/28	1,324,021
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(c)
2,250,000	0.857	12/01/35	1,570,590

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Salida Area Public Facilities Financing Agency Community Facilities District No. 1988-1 Special Tax Bonds Series 2011 (AGM) (AA-/NR)
$850,000	3.000%	09/01/12	$857,811
445,000	3.000	09/01/13	456,214
465,000	3.000	09/01/14	477,425
715,000	3.000	09/01/15	730,837
1,470,000	3.000	09/01/16	1,501,708
1,515,000	3.000	09/01/17	1,532,362
1,310,000	3.000	09/01/18	1,299,402
San Bernardino County Rialto Unified School District GO Bonds for Election of 2010 Series 2011 A (AGM) (AA-/Aa3)(b)
1,500,000	0.000	08/01/30	551,055
1,625,000	0.000	08/01/31	555,734
San Bernardino County Transportation Authority Sales Tax RB Series 2009 A (SP-1+/MIG1)
1,500,000	4.000	05/01/12	1,504,230
San Diego Public Facilities Financing Authority RB Refunding Series 2009 B (A+/Aa3)
1,000,000	5.000	05/15/13	1,051,650
San Diego Unified School District GO Bonds for Election of 2008 Series 2009 A (ASSURED GTY) (AA-/Aa3)(b)
3,210,000	0.000	08/01/31	1,144,172
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2010 D (AGM) (AA-/Aa3)
4,455,000	5.000	05/01/17	5,204,643
San Francisco City & County GO Bonds for Clean & Safe Neighborhood Parks Series 2012 B (AA/Aa2)
2,750,000	4.000	06/15/19	3,152,628
San Francisco City & County GO Bonds Refunding Series 2011 R1 (AA/Aa2)
22,215,000	5.000	06/15/13	23,459,040
San Francisco City & County Redevelopment Agency Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB/NR)
250,000	4.500	08/01/13	254,467
200,000	5.000	08/01/14	207,950
San Jose Redevelopment Agency Tax Allocation for Merged Area Redevelopment Project Series 1993 (NATL-RE) (BBB/Baa2)
2,710,000	6.000	08/01/15	2,951,867
San Luis & Delta-Mendota Water Authority RB for DHCCP Development Projects Series 2009 A (A+/NR)
3,000,000	4.500	03/01/14	3,171,000
San Marcos Public Financing Authority Special Tax RB Refunding Series 2012 (A-/NR)
1,000,000	1.000	09/01/12	1,001,590
1,000,000	1.000	09/01/13	1,001,670
1,050,000	1.500	09/01/14	1,051,239
930,000	1.750	09/01/15	925,712
620,000	2.000	09/01/16	607,222
1,260,000	2.250	09/01/17	1,225,917
1,000,000	4.000	09/01/19	1,050,350
San Marcos Unified School District GO Bonds for Election of 2010 Series 2011 (AA-/Aa2)(b)
2,600,000	0.000	08/01/32	880,308
San Mateo Union High School District GO BANS Series 2012 (SP-1+/NR)(b)
5,000,000	0.000	02/15/15	4,830,200
San Mateo Union High School District GO Bond Anticipation Project Series 2011 (SP-1+/NR)(b)
4,500,000	0.000	02/15/15	4,349,655
Tobacco Securitization Authority of Northern California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2005 A-1 (B+/B3)
1,600,000	4.750	06/01/23	1,411,472
Tobacco Securitization Authority of Southern California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2002 A (AA+/Aaa)(a)
4,590,000	5.250	06/01/12	4,626,904
Victor Valley Community College District GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (AA-/Aa2)(b)
5,735,000	0.000	08/01/33	1,690,907
Vista Unified School District GO Bonds Refunding Series 2004 B (NATL-RE FGIC) (A+/Aa2)(b)
7,425,000	0.000	08/01/28	2,999,552
William S. Hart Union High School District GO BANS Series 2009 A (A+/NR)(b)
8,500,000	0.000	08/01/33	2,728,585

			425,391,915

Colorado – 0.4%
Denver Colorado Airport System RB Series 2009 A (A+/A1)
500,000	5.000	11/15/12	514,495
E-470 Public Highway Authority RB Senior Series 1997 A (NATL-RE) (BBB/Baa2)
4,125,000	5.750	09/01/13	4,322,175
E-470 Public Highway Authority RB Senior Series 1997 B (NATL-RE) (BBB/Baa2)(b)
11,395,000	0.000	09/01/24	6,166,746
E-470 Public Highway Authority RB Senior Series 2000 B (NATL-RE) (BBB/Baa2)(b)
5,000,000	0.000	09/01/22	3,149,600

			14,153,016

Connecticut – 1.8%
Connecticut State GO Bonds for Economic Recovery Series 2009 D (AA/Aa3)
10,000,000	5.000	01/01/13	10,357,100
Connecticut State GO Bonds Refunding Series 2004 B (NATL-RE) (AA/Aa3)
4,325,000	5.000	12/01/13	4,657,247
Connecticut State GO Bonds Refunding Series 2006 E (AA/Aa3)
5,250,000	5.000	12/15/17	6,179,460

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Connecticut – (continued)

Connecticut State Health & Educational Facilities Authority RB for Sacred Heart University Series 2012 H (AGM) (AA-/Aa3)
$1,000,000	4.000%	07/01/14	$1,057,160
1,695,000	4.000	07/01/15	1,816,311
1,830,000	4.000	07/01/16	1,975,760
1,000,000	2.000	07/01/17	985,740
1,260,000	4.000	07/01/18	1,360,233
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2010 A-4 (AAA/Aaa)(d)
19,345,000	5.000	02/12/15	21,651,504
University of Connecticut GO Bonds Refunding Series 2011 A (GO OF UNIV) (AA/Aa3)
2,415,000	5.000	02/15/15	2,711,103
4,730,000	4.000	02/15/16	5,277,923

			58,029,541

Delaware – 0.1%
Delaware Municipal Electric Corp. RB Series 2011 (A/A2)
1,215,000	4.000	07/01/15	1,313,950
Sussex County Delaware GO Bonds Refunding Series 2012 A (AA+/Aa1)
865,000	3.000	09/15/17	944,943
Sussex County Delaware GO Bonds Refunding Series 2012 B (AA+/Aa1)
1,435,000	4.000	09/15/17	1,642,989

			3,901,882

District of Columbia – 0.1%
District of Columbia GO Bonds Series 2004 A (AGM) (AA-/Aa2)
3,000,000	5.000	06/01/17	3,343,320

Florida – 6.0%
Alachua County Health Facilities Authority RB for Shands Healthcare Project Series 2010 B (A/A2)
920,000	3.000	12/01/12	929,540
Broward County Florida Port Facilities RB Series 2009 A (A-/A2)
2,765,000	5.000	09/01/12	2,812,116
Capital Trust Agency RB for Seminole Tribe Convention Series 2003 A (AAA/NR)(a)(e)
5,000,000	8.950	10/01/12	5,314,250
Citizens Property Insurance Corp. Senior Secured RB for High-Risk Account Series 2010 A-1 (A+/A2)
2,000,000	5.000	06/01/13	2,101,660
7,500,000	5.000	06/01/14	8,093,625
2,800,000	5.000	06/01/15	3,052,196
Citizens Property Insurance Corp. Senior Secured RB Refunding for High Risk Account Series 2007 A (NATL-RE) (A+/A2)
4,515,000	5.000	03/01/13	4,697,180
Escambia Country Florida Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB+/Baa1)
1,980,000	5.000	08/15/13	2,068,506
2,240,000	5.000	08/15/14	2,392,746
2,365,000	5.000	08/15/15	2,564,913
Florida Hurricane Catastrophe Fund Finance Corp. RB Series 2008 A (AA-/Aa3)
8,000,000	5.000	07/01/13	8,442,960
Florida Hurricane Catastrophe Fund Finance Corp. RB Series 2010 A (AA-/Aa3)
13,305,000	5.000	07/01/15	14,741,541
Florida State Board of Education GO Bonds for Public Education Capital Outlay Series 2009 F (AAA/Aa1)
3,195,000	3.000	06/01/13	3,296,569
Florida State Board of Education GO Bonds Refunding for Public Education Capital Outlay Series 2012 A (AAA/Aa1)
18,055,000	5.000	06/01/18	21,758,622
7,280,000	5.000	06/01/19	8,854,300
Florida State Department of Transportation GO Bonds for Right-of-Way Acquisition and Bridge Construction Series 2002 (AAA/Aa1)(a)
3,790,000	5.375	07/01/13	3,875,502
Florida State Department of Transportation Turnpike RB Refunding Series 2003 B (AMBAC) (AA-/Aa3)
3,650,000	5.000	07/01/17	3,877,468
Florida State Municipal Power Agency RB for St. Lucie Project Series 2009 A (A/A2)
2,845,000	5.000	10/01/13	2,990,892
2,985,000	5.000	10/01/14	3,236,516
Florida State Municipal Power Agency RB for Stanton II Project Series 2009 A (A+/A1)
420,000	4.000	10/01/12	426,329
250,000	4.000	10/01/14	263,908
Florida State Municipal Power Agency RB for Stanton Project Series 2009 A (A+/A1)
885,000	4.000	10/01/12	898,337
415,000	5.000	10/01/13	437,800
890,000	5.000	10/01/14	963,398
Florida State Municipal Power Agency RB for Tri-City Project Series 2009 A (A+/A2)
265,000	3.000	10/01/12	267,698
290,000	3.000	10/01/13	297,389
290,000	3.000	10/01/14	300,309
Florida State Municipal Power Agency RB Refunding for Stanton Project Series 2008 (A+/A1)
1,030,000	4.250	10/01/12	1,046,789
Halifax Hospital Medical Center RB Refunding & Improvement Series 2006 A (A-/NR)
1,255,000	5.000	06/01/13	1,309,229
855,000	5.000	06/01/14	917,167
Highlands County Florida Health Facilities Authority RB for Adventist Health System/Sunbelt Obligated Group Series 2002 (AA-/Aa3)(d)
2,450,000	3.950	09/01/12	2,483,418
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2009 E (AA-/Aa3)
2,000,000	5.000	11/15/13	2,139,440
1,000,000	5.000	11/15/15	1,127,550

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Hillsborough County Aviation Authority RB for Tampa International Airport Series 2009 A (A+/A1)
$3,050,000	5.000%	10/01/13	$3,237,697
Jacksonville Florida Special RB Series 2010 B-1 (AA-/Aa2)
4,415,000	5.000	10/01/14	4,877,339
JEA Florida Electric System RB Refunding Series 2009-3A (AA-/Aa2)
2,275,000	5.000	10/01/13	2,432,953
JEA Florida Electric System RB Refunding Subseries 2009 C (ASSURED GTY) (AA-/Aa3)
2,000,000	5.000	10/01/14	2,168,140
Lake County School Board COPS for Master Lease Program Series 2012 A (A/NR)(f)
855,000	5.000	06/01/14	923,212
Lakeland Hospital RB for Lakeland Regional Health System Series 2011 (NR/A2)
5,020,000	5.000	11/15/16	5,626,366
6,315,000	5.000	11/15/17	7,161,715
6,250,000	5.000	11/15/18	7,123,312
Manatee County Florida Public Utilities RB Refunding Series 2011 (AA+/Aa2)
1,180,000	4.000	10/01/16	1,313,104
Miami Special Obligation Refunding Series 2011 A (AGM) (AA-/Aa3)
830,000	5.000	02/01/17	923,334
Miami-Dade County School Board COPS Series 2011 B (A/A1)(d)
3,000,000	5.000	05/01/16	3,305,940
Miami-Dade County Water and Sewer System RB Refunding Series 2008 B (AGM) (AA-/Aa2)
1,500,000	5.000	10/01/13	1,595,775
Osceola County School Board COPS for Harter Educational Facilities Lease Purchase Agreement Series 2009 A (ASSURED GTY) (AA-/Aa3)
1,665,000	3.000	06/01/12	1,671,527
2,495,000	5.000	06/01/14	2,641,406
Palm Beach County School Board COPS Refunding Series 2005 A (AGM) (AA-/Aa3)
2,085,000	5.000	08/01/17	2,320,793
Polk County Florida RB Refunding for Capital Improvement Series 2010 (AA/A1)
1,000,000	3.000	12/01/15	1,041,200
Port St. Lucie Florida Utility System RB Series 2003 (NATL-RE) (BBB/Baa2)(a)(b)
3,650,000	0.000	09/01/13	1,260,309
Sarasota County School Board COPS for Master Lease Program Series 2010 B (AA-/Aa2)
1,000,000	3.000	07/01/13	1,029,010
1,400,000	3.000	07/01/14	1,446,410
1,400,000	3.000	07/01/15	1,455,342
South Florida Water Management District Leasing Corp. COPS Series 2006 (AMBAC) (AA/Aa2)
12,375,000	5.000	10/01/17	14,030,528
Tampa Bay Water Utility System RB Refunding for Regulation of Water Supply Authority Series 2004 (NATL-RE FGIC) (AA+/Aa2)
5,145,000	5.000	10/01/13	5,502,217

			191,067,492

Georgia – 3.6%
Albany-Dougherty County Hospital Authority RB for Regional Linked Stars and Cars Series 1993 (AMBAC) (AA-/Aa3)
1,700,000	5.700	09/01/13	1,706,239
Carroll City-County Hospital Authority Revenue Anticipation Certificates for Tanner Medical Center, Inc. Project Series 2010 (CNTY GTD) (AA-/Aa2)
1,530,000	4.000	07/01/16	1,692,578
Clayton County & Clayton County Water Authority Water and Sewerage RB Refunding Series 2009 (AA+/NR)
1,000,000	4.000	05/01/13	1,035,610
Cobb County Water and Sewer Improvement RB Series 2009 (AAA/Aaa)
1,025,000	5.000	07/01/13	1,085,055
1,000,000	4.500	07/01/14	1,088,810
Cobb County-Marietta Water Authority RB Series 2009 (AAA/Aaa)
1,500,000	5.000	11/01/13	1,610,445
2,850,000	5.000	11/01/14	3,172,278
Columbia County Georgia Sales Tax GO Bonds Series 2009 (AA+/Aa1)
1,265,000	4.000	04/01/12	1,265,000
DeKalb County School District GO Bonds Series 2007 (ST AID WITHHLDG) (AA+/Aa1)
10,000,000	5.000	02/01/13	10,394,600
Dekalb County Water and Sewerage RB Second Resolution Series 2011 A (A+/Aa3)
200,000	2.000	10/01/14	203,916
1,500,000	5.000	10/01/16	1,730,745
Douglas County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
2,985,000	4.000	04/01/17	3,391,885
East Point Building Authority RB for Water and Sewer Project Series 2006 A (XLCA) (NR/WR)
750,000	5.000	02/01/13	765,683
Fulton County Development Authority RB Refunding for Spelman College Series 2012 (NR/A1)(f)
1,010,000	4.000	06/01/18	1,103,183
Gainesville Georgia School District GO Bonds Series 2011 (ST AID WITHHLDG) (AA+/NR)
2,595,000	3.000	12/01/14	2,702,952
2,500,000	4.000	12/01/15	2,712,325
Georgia State GO Bonds Refunding Series 2005 B (AAA/Aaa)
3,425,000	5.000	07/01/12	3,465,107
Georgia State GO Bonds Refunding Series 2009 E (AAA/Aaa)
2,220,000	4.000	07/01/13	2,323,141
Georgia State GO Bonds Refunding Series 2011 E-2 (AAA/Aaa)
9,325,000	4.000	09/01/16	10,584,528
11,495,000	4.000	09/01/17	13,227,526

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)

Gwinnett County School District Sales Tax GO Bonds Series 2012 A (AAA/Aaa)
$15,765,000	4.500%	10/01/17	$18,567,859
Henry County School District GO Bonds Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
4,000,000	2.000	12/01/15	4,183,040
Marietta Georgia GO Bonds Refunding Series 2009 A (AA+/Aa2)
1,000,000	2.500	02/01/13	1,018,700
1,000,000	5.000	02/01/14	1,083,560
Municipal Electric Authority RB for Combustion Turbine Project Series 2002 A (NATL-RE) (A/A1)(a)
8,260,000	5.250	11/01/12	8,501,027
Municipal Electric Authority RB Subseries 2010 B (A/A2)
2,355,000	3.000	01/01/13	2,396,212
1,685,000	3.000	01/01/14	1,751,659
Polk School District GO Bonds for Capital Appreciation Series 2008 (ST AID WITHHLDG) (AA+/Aa1)(b)
1,355,000	0.000	04/01/12	1,355,000
Public Gas Partners, Inc. RB Series 2009 A (A+/A2)
6,130,000	5.000	10/01/15	6,890,610
Thomas County School District Sales Tax GO Bonds Series 2012 (ST AID WITHHLDG) (AA+/NR)(f)
2,655,000	4.000	03/01/17	2,979,972

			113,989,245

Guam – 0.4%
Guam Education Financing Foundation COPS for Public School Facilities Project Series 2006 A (A-/NR)
1,030,000	5.000	10/01/12	1,041,484
Guam Government Limited Obligation RB for Section 30 Series 2009 A (BBB-/NR)
1,000,000	5.000	12/01/13	1,040,160
Guam Power Authority RB Subseries 2010 A (BBB-/Ba2)
11,680,000	6.500	10/01/12	11,709,434

			13,791,078

Hawaii – 0.4%
Hawaii State GO Bonds Refunding Series 2003 DT (AA/Aa2)
4,000,000	4.000	11/01/14	4,350,200
Hawaii State GO Bonds Series 2003 DA (NATL-RE) (AA/Aa2)(a)
3,745,000	5.250	09/01/13	4,008,086
Hawaii State Highway RB Series 2011 A (AA+/Aa2)
750,000	3.000	01/01/14	783,143
Honolulu City and County GO Bonds Series 2004 B (NATL-RE) (AA+/Aa1)
3,600,000	5.000	07/01/15	3,939,444

			13,080,873

Illinois – 8.5%
Berwyn Illinois GO Bonds Refunding Series 2004 (AMBAC) (NR/WR)
200,000	5.000	12/01/12	204,218
Chicago Illinois Board of Education GO Bonds Refunding Capital Appreciation for School Reform Series 1999 A (NATL-RE FGIC) (AA-/Aa3)(b)
2,500,000	0.000	12/01/15	2,342,225
Chicago Illinois GO Bonds for City Colleges of Chicago Capital Improvement Project Series 1999 (NATL-RE FGIC) (A+/Aa3)(b)
2,000,000	0.000	01/01/14	1,953,680
Chicago Illinois GO Bonds Refunding Series 2005 A (AGM) (AA-/Aa3)
5,000,000	5.000	01/01/15	5,516,550
Chicago Illinois Midway Airport Second Lien RB Series 2010 B (A-/A3)(d)
3,750,000	5.000	01/01/15	4,069,500
Chicago Illinois O’Hare International Airport RB Series 2008 A (AGM) (AA-/Aa3)
6,275,000	5.000	01/01/15	6,809,630
Chicago Illinois Public Building Commission RB Refunding Series 2006 (AMBAC) (A/A1)
1,000,000	5.000	03/01/15	1,081,090
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA) (NR/NR)
2,715,000	6.250	11/15/13	2,721,923
Illinois Educational Facilities Authority RB for University of Chicago RMKT 7/01/09 Series 1998 (AA/Aa1)(d)
3,000,000	3.375	02/03/14	3,147,480
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA/Aa1)(d)
2,000,000	1.875	02/12/15	2,050,280
Illinois Finance Authority Gas Supply RB Refunding for The Peoples Gas Light and Coke Co. Project Series 2010 (A-/A1)(d)
2,250,000	2.125	07/01/14	2,267,460
Illinois Finance Authority RB for Art Institute of Chicago Series 2010 B (A+/A1)
5,250,000	4.000	07/01/15	5,427,240
Illinois Finance Authority RB for Northwestern University Series 2008 (AAA/Aaa)(d)
10,500,000	1.200	03/01/13	10,591,875
Illinois Finance Authority RB Refunding for Advocate Health Care Network Series 2010 D (AA/Aa2)
5,110,000	3.000	04/01/13	5,237,239
Illinois Finance Authority RB Refunding for Advocate Health Care Network Series 2010 D (AA/Aa2)
1,000,000	3.000	04/01/12	1,000,000
Illinois Finance Authority RB Refunding for Resurrection Health Care Corp. Series 2009 (BBB+/Baa1)
1,750,000	5.000	05/15/13	1,822,538
5,000,000	5.000	05/15/14	5,342,150
4,400,000	5.250	05/15/15	4,816,944

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)

Illinois Health Facilities Authority RB for Advocate Health Care Network Series 2003 A (A-1+/Aa2)(d)
$1,610,000	4.375%	07/01/14	$1,727,530
Illinois State Build Illinois Sales Tax RB Junior Obligation Series 2010 (AAA/NR)
5,050,000	5.000	06/15/14	5,517,933
Illinois State Build Illinois Sales Tax RB Series 2011 (AAA/NR)
2,375,000	4.000	06/15/17	2,672,018
Illinois State GO Bonds First Series 2001 (AGM) (AA-/Aa3)
1,900,000	5.500	05/01/15	2,127,544
Illinois State GO Bonds Refunding Series 2006 (A+/A2)
7,750,000	5.000	01/01/15	8,482,297
Illinois State GO Bonds Refunding Series 2009 A (A+/A2)
16,000,000	4.000	09/01/20	16,830,720
Illinois State GO Bonds Refunding Series 2010 (A+/A2)
5,020,000	5.000	01/01/17	5,620,643
11,800,000	5.000	01/01/18	13,260,840
15,890,000	5.000	01/01/20	17,848,443
Illinois State GO Bonds Refunding Series 2010 (AGM) (AA-/Aa3)
6,725,000	5.000	01/01/15	7,364,278
Illinois State GO Bonds Series 2002 (AGM) (AA-/Aa3)
12,400,000	5.125	04/01/18	12,436,704
Illinois State GO Bonds Series 2002 (NATL-RE) (A+/A2)
2,710,000	5.500	08/01/15	3,055,552
Illinois State GO Bonds Series 2003 (NATL-RE) (A+/A2)
3,200,000	5.000	06/01/14	3,338,272
5,000,000	5.000	06/01/16	5,193,050
Illinois State GO Bonds Series 2003 A (A+/A2)
11,760,000	5.000	10/01/16	12,343,414
Illinois State GO Bonds Series 2007 B (A+/A2)
4,000,000	4.250	01/01/14	4,216,000
Illinois State GO Bonds Series 2012 (A+/A2)
6,000,000	4.000	03/01/15	6,425,220
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 1994 (NATL-RE) (AAA/A3)(b)
3,000,000	0.000	06/15/15	2,775,300
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A/NR)
5,110,000	4.000	06/01/13	5,283,638
5,030,000	5.000	06/01/15	5,536,571
11,350,000	4.125	06/01/16	12,312,253
4,000,000	5.000	06/01/16	4,478,120
10,000,000	5.000	06/01/17	11,285,200
Regional Transportation Authority Illinois Refunding Series 2011 A (AGM) (GO OF AUTH) (AA/Aa3)
5,000,000	4.000	06/01/13	5,199,450
13,420,000	5.000	06/01/16	15,323,895
13,545,000	5.000	06/01/17	15,816,226

			272,873,133

Indiana – 1.4%
Anderson School Building Corp. RB for First Mortgage Series 2003 (AMBAC) (AA+/WR)(a)
1,750,000	5.000	07/15/13	1,856,208
Delaware County Indiana Hospital Authority RB Refunding for Ball Memorial Hospital, Inc. Obligated Group Series 2009 A (NR/Baa2)
2,545,000	5.000	08/01/13	2,656,217
1,085,000	5.500	08/01/17	1,206,238
4,535,000	5.625	08/01/18	5,077,295
Duneland School Building Corp. RB Refunding for First Mortgage Series 2009 (ST AID WITHHLDG) (AA+/NR)
1,070,000	4.000	02/01/13	1,101,062
Indiana Bond Bank RB for State Revenue Funding Program Series 2004 B (AAA/NR)
4,000,000	5.000	02/01/13	4,158,520
Indiana Finance Authority Hospital RB for University Health Obligated Group Series 2011 N (A+/A1)
2,365,000	3.000	03/01/14	2,452,339
2,000,000	4.000	03/01/15	2,153,020
Indiana Health Facility Financing Authority RB for Ascension Health Credit Group Series 2001 A-2 (AA+/Aa1)(d)
4,575,000	1.600	02/01/17	4,545,445
Indiana Health Facility Financing Authority RB for Ascension Health RB Series 2005 A-3 (AA/Aa2)(d)
1,500,000	1.700	09/01/14	1,528,155
Indiana Health Facility Financing Authority RB for Ascension Health RMKT 05/01/09 Series 2009 A (A-1+/NR)(d)
1,500,000	5.000	08/01/13	1,585,725
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(e)(g)
850,000	23.650	05/01/15	1,644,087
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Series 2011 (AA+/Aa1)(d)
2,950,000	1.500	08/01/14	2,986,521
Indiana University RB for Student Fees Series 2008 S (AA+/Aaa)
1,200,000	5.000	08/01/12	1,218,900
Indianapolis Thermal Energy System First Lien RB Refunding Series 2010 B (AGM) (AA-/Aa3)
3,905,000	5.000	10/01/15	4,362,588
Jasper County PCRB Refunding for Northern Indiana Public Service Co. Project RMKT 08/25/08 Series 1994 B (NATL-RE) (NR/Baa2)
2,500,000	5.200	06/01/13	2,605,475
Rockport Indiana PCRB Refunding for Michigan Power Co. Project Series 2009 B (BBB/Baa2)(d)
2,500,000	6.250	06/02/14	2,736,375

			43,874,170

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Iowa – 0.1%
State University of Iowa Athletic Facilities RB Series 2010 S.U.I (AA-/Aa2)
$450,000	2.500%	07/01/15	$470,885
State University of Iowa RB Refunding for University’s Utility System Series 2009 S.U.I (NR/Aa1)
1,000,000	3.000	11/01/12	1,016,200
1,185,000	3.000	11/01/13	1,228,181

			2,715,266

Kansas – 1.0%
Kansas Development Finance Authority Hospital RB for Adventist Health System Series 2009 (AA-/Aa3)
1,000,000	4.000	11/15/12	1,022,490
2,390,000	4.000	11/15/13	2,520,303
Kansas Development Finance Authority Hospital RB for Adventist Health System/Sunbelt Obligated Group Series 2009 D (AA-/Aa3)
355,000	3.500	11/15/12	361,894
200,000	5.000	11/15/13	214,112
225,000	5.000	11/15/14	248,591
Kansas Development Finance Authority RB for Public Water Supply Revolving Loan Fund Series 2004 (AAA/Aaa)
4,455,000	5.000	04/01/13	4,666,301
Kansas Development Finance Authority RB for University of Kansas Housing System Project Series 2010 A (AA/Aa1)
1,000,000	3.000	11/01/14	1,053,330
Olathe Health Facilities RB for Medical Center Series 2012 B (A+/NR)(d)
3,000,000	2.000	03/01/17	2,972,190
Overland Park City Kansas GO Bonds for Internal Improvement Series 2006 A (AAA/Aaa)
2,065,000	4.250	09/01/13	2,180,454
Wichita GO Bonds Temporary Notes Renewal and Improvement Series 248 (SP-1+/MIG1)
15,000,000	0.300	08/15/13	14,979,600
Wyandotte County/Kansas City Unified Government RB for Utility System Improvement Series 2011 A (A+/NR)
2,340,000	3.500	09/01/16	2,525,375

			32,744,640

Kentucky – 0.5%
Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA/NR)(e)(g)
940,000	14.570	11/11/14	1,309,918
Kentucky State Property and Buildings Refunding Series 2011 A (A+/Aa3)
1,325,000	5.000	08/01/16	1,536,563
5,000,000	4.000	08/01/17	5,615,550
Louisville/Jefferson County Metro Government GO Bonds Refunding Series 2010 D (AA+/Aa1)
2,875,000	3.000	10/01/14	3,029,272
Louisville/Jefferson County PCRB for Louisville Gas & Electric Company Project Series 2003 A (A+/A2)(d)
5,000,000	1.650	04/03/17	5,019,150
Western Kentucky University RB for General Recipients Series 2009 (ASSURED GTY) (AA-/Aa3)
1,080,000	3.000	09/01/13	1,107,821

			17,618,274

Louisiana – 1.9%
Baton Rouge Louisiana Public Improvement Sales Tax RB Refunding Series 2010 B (AA+/Aa2)
450,000	3.000	08/01/14	468,936
500,000	3.000	08/01/15	527,235
DeSoto Parish Louisiana PCRB Refunding for International Paper Co. Projects Series 2002 A (BBB/Baa3)
1,240,000	5.000	10/01/12	1,264,019
East Baton Rouge Parish Louisiana RB Refunding for Public Improvement Series 2004 ST (AMBAC) (AA/A1)(a)
4,405,000	5.000	02/01/14	4,813,388
Greater New Orleans Expressway Commission RB Refunding Series 2009 (ASSURED GTY) (AA-/Aa3)
225,000	2.750	11/01/12	227,081
100,000	2.750	11/01/13	102,490
205,000	2.750	11/01/14	210,609
Louisiana Citizens Property Insurance Corp. RB Series 2006 B (AMBAC) (A-/A3)
2,700,000	5.000	06/01/16	3,030,777
Louisiana Local Government Environmental Facilities & Community Development Authority RB for BRCC Facilities Corp. Project Series 2011 (AGM) (AA-/Aa3)
1,250,000	3.000	12/01/16	1,320,162
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Jefferson Parish Series 2009 A (AA-/Aa2)
400,000	3.000	04/01/12	400,000
370,000	3.000	04/01/13	377,396
Louisiana Local Government Environmental Facilities & Community Development Authority RB for LCTCS Facilities Corp. Project Series 2011 (AA-/A1)(b)
1,500,000	0.000	10/01/15	1,410,000
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Parish of East Baton Rouge Road Improvements Project Series 2012 (AA/Aa3)
1,315,000	3.000	08/01/15	1,399,002
Louisiana Public Facilities Authority RB for Archdiocese of New Orleans Project Series 2007 (CIFG) (NR/Baa2)
350,000	5.000	07/01/12	352,632
Louisiana Public Facilities Authority RB for Hurricane Recovery Program Series 2007 (AGC-ICC) (AA-/Aa3)
8,250,000	5.000	06/01/20	9,065,925

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)

Louisiana Public Facilities Authority RB for Hurricane Recovery Program Series 2007 (AMBAC) (AA-/Aa3)
$2,030,000	4.000%	06/01/12	$2,039,785
Louisiana State Gasoline and Fuels Tax RB Second Lien RMKT 06/01/10 Series 2010 A-1 (NR/Aa2)(d)
5,000,000	0.940	06/01/13	5,003,400
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project RMKT 10/01/10 Series 2007 B-1A (A/NR)(d)
3,000,000	1.600	10/01/12	3,016,620
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2010 B-1 (A/NR)(d)
4,750,000	1.875	10/01/13	4,788,807
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2010 B-2 (A/NR)(d)
4,845,000	2.100	10/01/14	4,901,541
Morehouse Parish Louisiana PCRB Refunding for International Paper Co. Project Series 2001 A (BBB/Baa3)
3,520,000	5.250	11/15/13	3,736,058
New Orleans Audubon Commission for Aquarium Tax Bonds Series 2011 (A/NR)
500,000	5.000	10/01/16	556,170
2,825,000	5.000	10/01/17	3,171,430
New Orleans Regional Transit Authority Sales Tax RB Series 2010 (AGM) (AA-/Aa3)
500,000	4.000	12/01/15	541,725
610,000	4.000	12/01/16	669,695
St. Tammany Parish Hospital Service District No. 1 RB Refunding Project Series 2011 (A-/NR)
500,000	2.000	07/01/12	501,430
1,190,000	2.000	07/01/13	1,198,889
1,390,000	2.000	07/01/14	1,400,953
1,800,000	2.300	07/01/15	1,819,674
Terrebonne Parish Louisiana Hospital Service District No. 1 RB Refunding for Terrebonne General Medical Center Project Series 2010 (A/A2)
225,000	3.000	04/01/12	225,000
500,000	4.000	04/01/13	513,510
420,000	4.000	04/01/16	448,904
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 B (A/A1)
145,000	5.500	05/15/30	145,831

			59,649,074

Maine – 0.3%
Finance Authority of Maine Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 11/10/04 Series 2004 (A-2/NR)(d)
3,125,000	3.800	11/01/15	3,359,531
Maine State Housing Authority Mortgage Purchase Bonds Series 2011 E (AA+/Aa1)
2,700,000	1.350	11/15/14	2,709,693
2,455,000	1.700	11/15/15	2,471,326

			8,540,550

Maryland – 2.4%
Anne Arundel County Maryland GO Bonds for Consolidated General Improvements Series 2009 (AAA/Aa1)
2,345,000	4.000	04/01/13	2,433,008
Baltimore County Maryland GO Bonds 71st Issue for Metropolitan District Public Improvement Series 2008 (AAA/Aaa)
1,420,000	5.000	02/01/14	1,539,195
Baltimore County Maryland GO Bonds 74th Issue for Metropolitan District Public Improvement Series 2011 (AAA/Aaa)
6,650,000	4.000	02/01/14	7,087,370
2,500,000	4.000	02/01/16	2,801,750
9,000,000	5.000	02/01/17	10,705,590
Baltimore County Maryland GO Bonds Refunding for Pension Funds Series 2009 (AAA/Aaa)
3,575,000	5.000	08/01/13	3,798,974
Calvert County Maryland GO Bonds Refunding Series 2011 (AAA/Aa1)
1,455,000	2.000	07/15/14	1,504,426
Carroll County Maryland Consolidated Public Improvement and Refunding Bonds Series 2011 (AA+/Aa1)
2,075,000	5.000	11/01/17	2,506,434
3,055,000	4.000	11/01/18	3,541,845
1,635,000	4.000	11/01/19	1,904,987
Charles County Maryland GO Bonds Refunding Series 2011 (AA/Aa1)
2,365,000	4.000	11/01/15	2,637,401
1,115,000	4.000	11/01/16	1,265,280
5,405,000	4.000	11/01/17	6,237,640
Harford Country Maryland GO Bonds for Consolidated Public Improvement Series 2009 (AA+/Aaa)
1,170,000	2.250	07/01/16	1,231,086
Maryland State GO Bonds for State and Local Facilities Loan Second Series 2008 (AAA/Aaa)
5,000,000	5.000	07/15/12	5,068,000
Maryland State GO Bonds Refunding Series 2004 (AAA/Aaa)
5,000,000	5.000	02/01/13	5,198,600
Maryland State Health & Higher Educational Facilities Authority RB for MedStar Health Issue Series 2011 (A-/A2)
2,325,000	4.000	08/15/15	2,534,948
3,445,000	4.000	08/15/16	3,769,243
Maryland State Transportation Authority Grant and Revenue Anticipation Bonds Series 2008 (AAA/Aa1)
4,500,000	5.250	03/01/15	5,096,790
Montgomery County Maryland GO Bonds Refunding for Consolidated Public Improvement Series 2009 A (AAA/Aaa)
5,000,000	5.000	11/01/13	5,369,800

			76,232,367

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Massachusetts – 0.9%
Massachusetts State Department of Transportation Senior RB for Metropolitan Highway System Series 2010 B (A/A3)
$4,000,000	5.000%	01/01/15	$4,398,400
Massachusetts State Development Finance Agency RB for Boston University Series 2009 V-2 (A/A2)
4,000,000	2.875	10/01/14	4,127,080
Massachusetts State Development Finance Agency RB for Partners Healthcare System Issue Series 2012 L (AA/Aa2)
400,000	5.000	07/01/15	451,176
300,000	5.000	07/01/16	345,792
Massachusetts State Development Finance Agency Resource Recovery RB for SEMASS System Series 2001 A (NATL-RE) (BBB/Baa2)
260,000	5.625	01/01/14	263,084
Massachusetts State GO Bonds Consolidated Loan Series 2004 A (AA+/Aa1)(a)
5,000,000	5.000	08/01/14	5,514,500
Massachusetts State GO Bonds Consolidated Loan Series 2004 D (AGM) (AA+/Aa1)(a)
3,475,000	5.000	12/01/14	3,877,614
Massachusetts State GO Bonds Refunding Series 2010 A (AA+/Aa1)(c)
2,500,000	0.720	02/01/14	2,522,175
Massachusetts State GO Bonds Series 2005 C (AA+/Aa1)
3,250,000	5.000	09/01/12	3,314,057
Massachusetts State Health & Educational Facilities Authority RB for Amherst College Series 2009 K-2 (AAA/Aaa)(d)
3,005,000	1.700	11/01/16	3,034,118
Massachusetts State Health & Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (NR/NR)
465,000	5.000	08/15/12	467,567
Massachusetts State Health & Educational Facilities Authority RB for Harvard Pilgrim Health Care Series 1998 A (AGM) (AA-/Aa3)
690,000	5.250	07/01/12	692,118

			29,007,681

Michigan – 2.4%
Detroit Michigan Water Supply System RB Refunding Senior Lien Series 2011 C (A+/A1)
1,225,000	3.000	07/01/12	1,231,688
Detroit Michigan Water Supply System RB Senior Lien Series 2011 A (A+/A1)
5,000,000	3.000	07/01/12	5,027,300
1,100,000	5.000	07/01/13	1,150,919
1,700,000	5.000	07/01/14	1,819,731
700,000	5.000	07/01/15	759,829
500,000	5.000	07/01/16	544,940
1,295,000	5.000	07/01/17	1,432,283
Kent Hospital Finance Authority RB Refunding for Spectrum Health System Series 2008 A (AA/Aa3)(d)
6,850,000	4.250	01/15/14	7,174,690
Michigan Finance Authority RB for Detroit School District Series 2011 (A+/NR)
7,500,000	5.250	06/01/17	8,117,850
Michigan State Building Authority RB Refunding for Facilities Program Series 2003 I (AGM) (AA-/Aa3)
7,580,000	5.250	10/15/14	8,076,490
Michigan State GO Bonds Refunding for Environmental Program Series 2005 B (NATL-RE) (AA-/Aa2)
10,025,000	5.000	11/01/19	11,175,068
Michigan State Hospital Finance Authority RB for Ascension Health Credit Group RMKT 08/16/10 Series 1999 B-3 (AA+/Aa1)(d)
3,875,000	2.000	08/01/14	3,977,339
Michigan State Hospital Finance Authority RB Refunding for Henry Ford Health System Series 2009 (A/A1)
1,000,000	3.000	11/15/12	1,012,880
Michigan State Strategic Fund Limited Obligation RB Refunding for The Detroit Edison Co. Exempt Facilities Project RMKT 06/01/09 Series 2008 ET-1 (A/NR)(d)
2,500,000	5.250	08/01/14	2,753,900
Michigan State Trunk Line Fund Bonds Series 2011 (AA+/Aa2)
550,000	3.000	11/15/14	584,331
Monroe County Hospital Finance Authority Hospital RB Refunding for Mercy Memorial Hospital Corporate Obligations Series 2006 A (BBB/Baa3)
980,000	5.000	06/01/12	985,870
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
2,000,000	6.250	09/01/14	2,191,400
Wayne County Airport Authority Airport RB Refunding for Detroit Metropolitan Wayne County Airport Series 2010 C (A/A2)
5,000,000	5.000	12/01/14	5,424,250
10,000,000	5.000	12/01/15	11,071,600
Wyandotte Electric RB Refunding Series 2009 A (ASSURED GTY) (AA-/Aa3)
3,235,000	4.000	10/01/12	3,281,034

			77,793,392

Minnesota – 1.4%
Minneapolis Minnesota Convention Center GO Bonds Refunding Series 2011 A (AAA/Aaa)
7,980,000	2.000	12/01/17	8,372,935
Minneapolis Minnesota Special School District Refunding Series 2011 A (SD CRED PROG) (AA+/Aa2)
3,525,000	2.000	02/01/13	3,573,469
3,520,000	2.000	02/01/14	3,613,843
Minnesota State COPS for Technology System Lease Purchase Agreement Series 2009 (AA/NR)
8,575,000	4.000	06/01/14	9,115,225
Minnesota State GO Bonds Series 2008 C (AA+/Aa1)
3,850,000	5.000	08/01/12	3,910,522

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Minnesota – (continued)

Minnesota State Higher Education Facilities Authority RB for University of St. Thomas Series 2009 Seven-A (GO OF UNIV) (NR/A2)
$1,000,000	2.500%	10/01/13	$1,018,710
950,000	3.000	10/01/14	989,235
Minnesota State Various Purpose GO Bonds Series 2009 D (ETM) (AA+/Aa1)(a)
9,445,000	5.000	08/01/13	10,038,052
Osseo Independent School District No. 279 GO Bonds Refunding for School Building Series 2009 C (SD CRED PROG) (AA+/Aa2)
3,820,000	3.000	02/01/13	3,905,568

			44,537,559

Mississippi – 0.3%
DeSoto County Mississippi GO Bonds Refunding Series 2009 (AA/Aa2)
250,000	3.000	11/01/12	253,410
700,000	3.000	11/01/13	725,844
Greenville Public School District RB Refunding Series 2009 (AA-/NR)
580,000	4.000	08/01/12	586,177
605,000	4.000	08/01/13	628,250
Mississippi State GO Bonds for Capital Improvement Series 2002 (AGM-CR) (AA/Aa2)(a)
5,000,000	5.000	11/01/12	5,137,250
Ocean Springs School District GO Bonds Series 2009 (AA-/NR)
1,135,000	4.000	05/01/13	1,177,653
University Education Building Corp. RB Refunding Series 2009 B (AA/Aa2)
1,790,000	3.000	10/01/13	1,839,100

			10,347,684

Missouri – 1.0%
Kansas City GO Bonds Refunding & Improvement Series 2012 A (AA/Aa2)
5,000,000	2.000	02/01/15	5,177,200
7,600,000	2.000	02/01/16	7,890,320
Missouri State Board Public Buildings Special Obligation Bonds Series 2003 A (AA+/Aa1)
3,825,000	5.000	10/15/14	4,096,881
Missouri State Highways & Transit Commission First Lien RB Series 2006 A (AAA/Aaa)
4,000,000	5.000	05/01/12	4,014,560
St. Louis Board of Education GO Bonds Refunding for Missouri Direct Deposit Program Series 2004 (NATL-RE) (ST AID DIR DEP) (AA+/Baa2)
5,980,000	5.000	04/01/17	6,700,231
St. Louis Missouri Airport Revenue Refunding for Lambert- St. Louis International Airport Series 2011 (A-/Baa1)
2,000,000	5.000	07/01/14	2,134,920
1,000,000	5.000	07/01/15	1,098,970

			31,113,082

Nebraska – 0.1%
Omaha Nebraska GO Bonds Refunding Series 2008 (AAA/Aaa)
3,840,000	4.000	06/01/12	3,861,542

Nevada – 0.6%
Clark County McCarran International Airport RB Refunding for Passenger Facility Charge Series 2010 F-1 (A+/Aa3)
3,000,000	5.000	07/01/16	3,390,270
Clark County School District Limited Tax GO Bonds Refunding Series 2003 D (NATL-RE) (AA/Aa2)(a)
3,450,000	5.000	12/15/13	3,723,654
Las Vegas City Limited Tax GO Bonds Medium-Term Various Purpose Series 2011 A (AA/Aa2)
1,000,000	2.000	12/01/15	1,030,360
2,700,000	4.000	12/01/16	3,002,562
2,810,000	4.000	12/01/17	3,086,307
Las Vegas Valley Water District GO Bonds Refunding Series 2008 B (ETM) (AA+/Aa2)(a)
5,000,000	5.000	06/01/13	5,274,500
North Las Vegas Nevada Local Improvement Special Assessment Refunding for Sub-Special Improvement District No. 60-B Series 2006 (NR/NR)
595,000	4.700	12/01/12	599,040
525,000	4.800	12/01/14	532,949

			20,639,642

New Hampshire – 0.4%
Manchester New Hampshire General Airport RB Refunding Series 2009 B (BBB+/A3)
5,105,000	5.000	01/01/13	5,230,021
5,240,000	5.000	01/01/14	5,523,327
New Hampshire Health & Education Facilities Authority RB for Dartmouth-Hitchcock Obligated Group Series 2009 (A+/NR)
2,900,000	3.250	08/01/13	2,980,591
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB/Baa3)
395,000	5.250	06/01/12	396,260

			14,130,199

New Jersey – 4.7%
Atlantic County Utilities Authority Sewer RB Refunding Series 2009 (ASSURED GTY) (AA-/NR)
4,000,000	5.000	01/15/13	4,137,760
Bergen County New Jersey GO Bonds for General Improvement Series 2011 A (ST AID WITHHLDG) (NR/Aaa)
1,730,000	2.000	12/01/13	1,777,160
1,275,000	2.000	12/01/14	1,322,685
1,320,000	2.000	12/01/15	1,377,961
1,725,000	2.000	12/01/16	1,805,730
2,355,000	2.000	12/01/17	2,453,816
2,500,000	2.000	12/01/18	2,569,300
Franklin Township School District GO Bonds Refunding Series 2009 (SCH BD RES FD) (AA/NR)
1,315,000	4.000	08/15/12	1,332,187

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)

Gloucester County New Jersey GO Bonds Refunding Series 2011 (AA+/NR)
$325,000	2.000%	10/01/14	$334,766
660,000	2.000	10/01/15	682,592
1,245,000	3.000	10/01/17	1,346,517
Monmouth County GO Bonds Refunding Series 2010 C (AAA/Aaa)
5,425,000	4.000	03/01/16	6,071,606
New Jersey COPS for Equipment Lease Purchase Agreement Series 2009 A (A+/A1)
2,000,000	5.000	06/15/13	2,093,720
New Jersey Economic Development Authority RB for School Facilities Construction RMKT 04/30/08 Series 2008 (AGM) (AA-/Aa3)(d)
2,000,000	5.000	09/01/14	2,184,360
New Jersey Economic Development Authority RB for School Facilities Construction Series 2003 F (ETM) (A+/A1)(a)
6,000,000	5.000	06/15/12	6,057,120
New Jersey Economic Development Authority RB for School Facilities Construction Series 2003 F (NATL-RE FGIC) (A+/A1)
2,695,000	5.250	06/15/14	2,833,253
New Jersey Economic Development Authority RB for School Facilities Construction Series 2005 K (A+/A1)
3,905,000	5.000	03/01/17	4,333,769
New Jersey Economic Development Authority RB for School Facilities Construction Series 2005 K (NATL-RE FGIC) (A+/A1)
3,685,000	5.250	12/15/14	4,097,573
New Jersey Economic Development Authority RB for School Facilities Construction Series 2007 (AGM) (AA-/Aa3)(d)
5,000,000	5.000	09/01/15	5,600,550
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2008 W (ETM) (A+/A1)(a)
1,300,000	5.000	03/01/13	1,356,472
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2010 DD-1 (A+/A1)
7,500,000	5.000	12/15/16	8,752,875
New Jersey Educational Facilities Authority RB for Rider University Series 2012 A (BBB+/Baa1)(f)
1,240,000	5.000	07/01/17	1,410,301
1,265,000	4.000	07/01/18	1,367,908
New Jersey Health Care Facilities Financing Authority RB for Meridian Health System Obligated Group Issue Series 2011 (A-/NR)
500,000	4.000	07/01/13	519,280
1,000,000	5.000	07/01/14	1,084,250
1,000,000	5.000	07/01/15	1,108,980
2,000,000	5.000	07/01/16	2,257,560
New Jersey Health Care Facilities Financing Authority RB Refunding for Barnabas Health Issue Series 2011 A (BBB/Baa2)
4,375,000	3.000	07/01/13	4,453,181
New Jersey Health Care Facilities Financing Authority RB Refunding for Hackensack University Medical Center Issue Series 2010 B (A-/A3)
1,900,000	4.000	01/01/13	1,937,848
4,680,000	3.500	01/01/16	4,888,681
New Jersey State GO Bonds Refunding Series 2010 Q (AA-/Aa3)
10,000,000	5.000	08/15/15	11,394,700
5,000,000	5.000	08/15/16	5,833,200
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2001 C (AGM) (AA-/Aa3)
5,285,000	5.750	12/15/12	5,490,745
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2004 B (NATL-RE) (A+/A1)
6,800,000	5.500	12/15/16	8,049,432
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 B (A+/A1)
1,500,000	5.000	06/15/15	1,682,760
1,000,000	5.000	06/15/16	1,148,430
Newark Housing Authority RB for South Ward Police Facility Series 2009 (ASSURED GTY) (GO OF CITY) (NR/Aa3)
1,000,000	3.500	12/01/12	1,014,430
1,235,000	3.500	12/01/13	1,274,471
Somerset County New Jersey GO Bonds Series 2009 A (AAA/Aaa)
3,320,000	2.000	08/01/13	3,394,136
Sussex County New Jersey GO Bonds for General Improvement Series 2010 (NR/Aa2)
2,665,000	2.000	08/15/14	2,745,430
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2002 (AA+/Aaa)(a)
5,940,000	5.750	06/01/12	5,992,450
5,000,000	6.000	06/01/12	5,046,100
Tobacco Settlement Financing Corp. RB Series 2003 (AA+/Aaa)(a)
1,750,000	6.750	06/01/13	1,881,477
Tobacco Settlement Financing Corp. RB Series 2007 1-A (B/B1)
9,770,000	4.500	06/01/23	9,101,732
Union County New Jersey GO Bonds Refunding for General Improvement Series 2009 (AAA/Aaa)
4,195,000	4.000	03/01/14	4,467,675

			150,066,929

New Mexico – 1.9%
Albuquerque New Mexico GO Bonds Series 2009 A (AAA/Aa1)
4,000,000	3.000	07/01/13	4,130,680
Farmington New Mexico PCRB Refunding for Southern California Edison Co. Four Corners Project RMKT 04/01/10 Series 2010 B (A+/A1)(d)
10,000,000	2.875	04/01/15	10,311,700
New Mexico Finance Authority State Transportation RB Refunding Senior Lien Series 2009 A (AA+/Aa1)
6,000,000	2.000	06/15/12	6,021,180

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
New Mexico – (continued)

New Mexico State Severance Tax RB Refunding Series 2011 A-2 (AA/Aa1)
$5,000,000	5.000%	07/01/16	$5,839,850
12,625,000	5.000	07/01/18	15,239,890
New Mexico State Severance Tax RB Series 2009 A (AA/Aa1)
10,000,000	4.000	07/01/12	10,091,200
New Mexico State Severance Tax RB Series 2010 A (AA/Aa1)
2,000,000	5.000	07/01/17	2,387,180
New Mexico State Severance Tax RB Series 2011 A-1 (AA/Aa1)
5,475,000	5.000	07/01/17	6,531,839

			60,553,519

New York – 10.7%
Albany County Airport Authority RB Refunding Series 2010 A (AGM) (AA-/Aa3)
1,625,000	5.000	12/15/15	1,803,994
Albany County GO Serial Bonds Series 2010 (AA/Aa3)
1,920,000	2.000	06/01/14	1,962,547
1,640,000	3.000	06/01/15	1,736,448
1,385,000	3.000	06/01/16	1,481,161
Marlboro Central School District GO Serial Bonds Series 2010 (AGM) (ST AID WITHHLDG) (AA-/NR)
890,000	3.000	10/15/12	902,780
870,000	3.000	10/15/13	901,355
950,000	4.000	10/15/14	1,014,382
990,000	4.000	10/15/15	1,074,437
Metropolitan Transportation Authority RB Series 2008 (A/A2)(d)
2,190,000	5.000	11/15/12	2,249,218
Metropolitan Transportation Authority RB Series 2011 D (A/A2)
725,000	3.000	11/15/13	752,666
1,000,000	4.000	11/15/15	1,104,330
Monroe County GO Bonds Refunding Series 2012 (BBB+/A3)
1,500,000	5.000	03/01/13	1,553,685
1,000,000	5.000	03/01/15	1,094,730
3,000,000	5.000	03/01/16	3,336,690
Monroe County Industrial Development Agency Civic Facilities RB for Highland Hospital Project Series 2005 (BBB+/A2)
1,480,000	5.000	08/01/13	1,549,678
Monroe County Industrial Development Agency Civic Facilities RB Refunding for Highland Hospital of Rochester Series 2005 (BBB+/A2)
1,000,000	5.000	08/01/12	1,013,130
Nassau County Anticipation Notes for Town of Oyster Bay Series 2011 B (SP-1+/NR)
23,850,000	3.000	08/10/12	24,079,914
Nassau County New York GO Bonds for Anticipation Notes Series 2011 A (SP-1+/NR)
10,000,000	2.500	09/30/12	10,109,200
Nassau County New York GO Bonds Refunding Series 2009 E (A+/A1)
500,000	4.000	06/01/12	502,660
3,000,000	4.000	06/01/13	3,101,250
New York City GO Bonds Series 2009 C (AA/Aa2)
7,000,000	5.000	08/01/13	7,433,720
New York City GO Bonds Series 2009 E (AA/Aa2)
9,340,000	3.000	08/01/13	9,671,944
New York City GO Bonds Series 2009 H-1 (AA/Aa2)
2,500,000	4.000	03/01/13	2,585,925
New York City GO Bonds Series 2010 A (AA/Aa2)
1,200,000	3.000	08/01/16	1,296,036
New York City GO Bonds Series 2010 B (AA/Aa2)
6,770,000	5.000	08/01/15	7,696,271
New York City Tax Exempt GO Bonds Subseries 2009 H-1 (ASSURED GTY) (AA/Aa2)
5,000,000	5.000	03/01/15	5,613,250
New York City Transitional Finance Authority RB Future Tax Secured Subseries 2009 (AAA/Aa1)
1,075,000	5.000	11/01/12	1,104,767
New York City Transitional Finance Authority RB Future Tax Secured Subseries 2009 (ETM) (NR/NR)(a)
1,675,000	5.000	11/01/12	1,720,979
New York City Transitional Finance Authority RB Future Tax Secured Subseries 2009 B (AAA/Aa1)
14,835,000	3.000	11/01/12	15,075,327
New York City Transitional Finance Authority RB Future Tax Secured Subseries 2009 B (ETM) (NR/NR)(a)
2,415,000	3.000	11/01/12	2,453,568
New York City Trust Cultural Resources RB for Juilliard School Series 2009 B (AA/Aa2)(d)
1,500,000	2.750	07/01/12	1,509,165
New York State Bridge Authority General RB Refunding Series 2011 (GO OF AUTH) (AA-/Aa3)
3,145,000	3.000	01/01/14	3,282,279
2,000,000	4.000	01/01/15	2,174,340
New York State Dormitory Authority Lease RB for Municipal Health Facilities Improvement Program Series 2010-1 (CITY APPROP) (AA-/Aa3)
4,825,000	5.000	01/15/14	5,128,444
New York State Dormitory Authority North Shore-Long Island Jewish Obligated Group RB Series 2011 A (A-/A3)
2,215,000	4.000	05/01/17	2,423,276
New York State Dormitory Authority Personal Income Tax RB Series 2010 E (AAA/NR)
21,935,000	3.000	02/15/14	22,980,422
7,095,000	5.000	02/15/15	7,960,661
New York State Dormitory Authority RB for State University Educational Facilities Series 1993 A (NATL-RE-IBC) (BBB/Aa3)
6,880,000	5.500	05/15/13	7,043,262
New York State Dormitory Authority Tax Exempt General Purpose Personal Income Tax RB Series 2011 E (AAA/NR)
8,375,000	5.000	08/15/17	10,008,962

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)

New York State Energy Research & Development Authority Pollution Control RB for New York State Electric & Gas Corporation Project Series 2011 B (BBB+/Baa2)
$5,000,000	2.250%	10/15/15	$5,118,050
New York State Energy Research & Development Authority Pollution Control RB for New York State Electric & Gas Corporation Project Series 2011 C (BBB+/Baa2)
8,000,000	2.250	12/01/15	8,195,440
New York State GO Bonds Refunding Series 2009 C (AA/Aa2)
27,085,000	3.000	02/01/13	27,707,413
23,075,000	3.000	02/01/15	24,603,719
New York State Tax Exempt GO Bonds Series 2011 E (AA/Aa2)
6,950,000	5.000	12/15/17	8,400,048
New York State Thruway Authority RB for General Highway and Bridge Trust Series 2011 A-1 (AA/NR)
6,440,000	5.000	04/01/17	7,588,059
New York State Thruway Authority RB for Local Highway and Bridge Service Contract Series 2009 (AA-/NR)
4,560,000	4.000	04/01/13	4,727,854
2,730,000	5.000	04/01/14	2,972,014
New York State Urban Development Corp. RB for State Personal Income Tax Series 2009 B-1 (AAA/NR)
1,060,000	5.000	03/15/13	1,107,912
New York State Urban Development Corp. RB for State Personal Income Tax Series 2010 A (AAA/NR)
8,000,000	5.000	03/15/16	9,252,240
New York State Urban Development Corp. RB for State Personal Income Tax Series 2010 B (AA-/NR)
21,775,000	5.000	01/01/14	23,499,798
Suffolk County New York Public Improvement Series 2011 A (AA/A1)
4,520,000	3.000	05/15/15	4,725,479
Suffolk County New York Refunding Serial Bonds Series 2012 A (AA/A1)
1,000,000	3.000	04/01/13	1,025,300
3,275,000	4.000	04/01/14	3,478,312
2,000,000	4.000	04/01/15	2,145,740
Suffolk County New York Refunding Serial Bonds Series 2012 B (AA/A1)
680,000	3.000	10/01/13	704,922
2,310,000	4.000	10/01/14	2,487,824
2,000,000	4.000	10/01/16	2,180,000
1,000,000	4.000	10/01/17	1,098,610
Suffolk Tobacco Asset Securitization Corp. RB Tobacco Settlement Asset-Backed Bonds Series 2012 B (A/NR)(f)
370,000	4.000	06/01/17	389,177
490,000	4.000	06/01/18	512,575
575,000	5.000	06/01/19	633,765
620,000	5.000	06/01/20	681,324
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2003 B-1C (AA-/Aa3)
12,500,000	5.500	06/01/19	13,214,875
Yonkers New York GO Bonds Series 2011 A (BBB+/Baa1)
2,000,000	5.000	10/01/13	2,099,540
2,020,000	5.000	10/01/14	2,146,290
2,000,000	5.000	10/01/15	2,159,920
2,000,000	5.000	10/01/16	2,192,460

			343,535,513

North Carolina – 2.6%
Centennial Authority RB Refunding Series 2009 (ASSURED GTY) (AA-/Aa2)
1,715,000	5.000	09/01/12	1,744,498
3,190,000	5.000	09/01/13	3,354,604
Charlotte North Carolina Douglas International Airport RB Series 2010 A (A+/Aa3)
1,220,000	2.250	07/01/14	1,255,917
Charlotte North Carolina GO Bonds Refunding Series 2009 B (AAA/Aaa)
6,010,000	5.000	06/01/13	6,341,391
Charlotte-Mecklenburg Hospital Authority RB Refunding for Carolinas HealthCare System Series 2009 A (AA-/Aa3)
740,000	4.000	01/15/13	759,085
Durham North Carolina Utility System Revenue Refunding Series 2011 (AAA/Aa1)
500,000	3.000	06/01/14	527,130
300,000	4.000	06/01/16	336,696
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2008 A (A-/Baa1)
1,000,000	5.000	01/01/14	1,069,960
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2010 A (A-/Baa1)
5,500,000	5.000	01/01/16	6,210,600
North Carolina Eastern Municipal Power Agency Power System RB Series 2009 A (A-/Baa1)
1,500,000	3.200	01/01/13	1,527,675
500,000	5.000	01/01/13	515,870
North Carolina Eastern Municipal Power Agency Power System RB Series 2009 B (A-/Baa1)
500,000	3.000	01/01/13	508,490
3,000,000	3.000	01/01/14	3,106,470
North Carolina GO Bonds Refunding Series 2005 B (AAA/Aaa)
16,925,000	5.000	04/01/17	20,240,777
North Carolina Grant and Revenue Anticipation Vehicle Bonds Series 2011 (AA/Aa2)(d)
6,000,000	4.000	03/01/18	6,723,300
North Carolina Infrastructure Finance Corp. COPS Capital Improvement Series 2006 A (AGM) (AA+/Aa1)
6,490,000	5.000	02/01/14	7,002,515
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1998 A (NATL-RE) (A/A2)
1,000,000	5.500	01/01/14	1,085,130

68          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
North Carolina – (continued)

North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2008 C (ETM) (A/A2)(a)
$5,395,000	5.250%	01/01/13	$5,596,395
North Carolina Turnpike Authority Monroe Connector System State Appropriation RB Series 2011 (AA/Aa2)
3,000,000	4.000	07/01/14	3,212,820
Wake County GO Bonds Refunding Series 2009 D (AAA/Aaa)
10,000,000	4.000	02/01/13	10,314,800
Winston-Salem North Carolina Water and Sewer System RB Refunding Series 2010 D (AAA/Aa1)
985,000	3.000	06/01/15	1,049,892

			82,484,015

Ohio – 2.1%
Akron City Ohio Jedd RB Refunding Series 2011 (AA-/NR)
470,000	4.000	12/01/14	500,630
1,000,000	4.000	12/01/15	1,079,380
1,425,000	5.000	12/01/16	1,612,174
1,740,000	5.000	12/01/17	1,992,839
Bowling Green Ohio City Student Housing RB for CFP I LLC Bowling Green State University Project Series 2010 (BBB-/NR)
2,595,000	4.000	06/01/16	2,730,952
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
13,745,000	5.125	06/01/24	10,925,763
3,415,000	5.375	06/01/24	2,780,971
Cincinnati Ohio City School District GO Bonds for Classroom Facilities Construction and Improvement Series 2003 (AGM) (AA-/Aa2)(a)
5,000,000	5.000	12/01/13	5,387,550
Cleveland Ohio Airport System RB Series 2009 C (A-/Baa1)
5,000,000	4.000	01/01/13	5,101,100
Cleveland Ohio RB Sub Lien for Police & Fire Pension Series 2008 (AA/NR)
2,000,000	5.000	05/15/12	2,009,840
New Albany Community Authority RB Refunding Series 2012 C (NR/A1)
1,100,000	4.000	10/01/17	1,207,866
800,000	4.000	10/01/18	878,032
Ohio Housing Finance Agency Single Family Prerefunded Series 1985 (FGIC FHA/VA/PRIV MTGS) (AA+/WR)(a)(b)
1,500,000	0.000	01/15/14	1,340,760
Ohio State Air Quality Development Authority PCRB Refunding for FirstEnergy Generation Corp. Project Series 2009 D (BBB-/Baa2)(d)
10,000,000	4.750	08/01/12	10,108,000
Ohio State GO Bonds for Highway Capital Improvement Series 2010 N (AAA/Aa1)
7,620,000	3.000	05/01/14	8,009,458
Ohio State GO Bonds Refunding for Higher Education Series 2009 C (AA+/Aa1)
2,450,000	5.000	08/01/13	2,600,455
Ohio State Higher Education Facility Commission RB for University Hospitals Health System, Inc. Series 2009 C (A/A2)(d)
4,100,000	3.750	01/15/13	4,199,097
Ohio State RB for Mental Health Capital Facilities Series II – 2009 A (ST APPROP) (AA/Aa2)
1,320,000	4.000	12/01/13	1,384,733
Ohio State Water Development Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 (BBB/NR)(d)
2,000,000	2.625	01/02/13	2,000,000

			65,849,600

Oklahoma – 1.7%
Norman Oklahoma GO Bonds Series 2012 B (NR/Aa2)
3,750,000	0.050	03/01/15	3,660,825
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2010 (AA/NR)
4,020,000	2.000	03/01/13	4,083,034
4,745,000	2.250	03/01/14	4,898,833
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2012 (AA/NR)
4,845,000	0.050	03/01/14	4,799,990
3,765,000	2.000	03/01/16	3,911,873
5,470,000	2.000	03/01/17	5,683,275
Oklahoma County Independent School District No. 52 GO Bonds for Midwest City-Del City School District Series 2012 (NR/Aa2)
2,160,000	2.000	01/01/14	2,212,682
1,860,000	2.000	01/01/15	1,906,091
2,160,000	2.000	01/01/17	2,192,335
Oklahoma Development Finance Authority RB for Master Oklahoma State System Higher Education Series 2008 A (AA/Aa3)
1,340,000	5.000	06/01/13	1,402,833
Oklahoma Development Finance Authority Solid Waste Disposal RB for Waste Management of Oklahoma, Inc. Project Series 2004 A (BBB/NR)(d)
3,000,000	2.250	06/02/14	3,047,640
Tulsa County Industrial Authority RB for Capital Improvement RMKT 08/17/09 Series 2003 A (AA-/NR)
10,965,000	4.000	05/15/16	12,086,829
Tulsa Oklahoma GO Bonds Refunding Series 2009 A (AA/Aa1)
1,015,000	3.000	03/01/13	1,040,781
Tulsa Oklahoma GO Bonds Refunding Series 2009 B (AA/Aa1)
1,985,000	3.000	03/01/13	2,035,419
Tulsa Oklahoma GO Bonds Series 2009 (AA/Aa1)
1,000,000	5.000	10/01/14	1,109,970

			54,072,410

The accompanying notes are an integral part of these financial statements.          69

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Oregon – 0.9%
Clackamas County Hospital Facility Authority RB Legacy Health System Series 2009 C (A+/A2)(d)
$2,000,000	5.000%	07/15/14	$2,153,040
Gilliam County Oregon Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 03/01/10 Series 2007 (A-2/NR)(d)
5,000,000	2.000	09/02/14	5,094,750
Klamath Falls Oregon Intercommunity Hospital Authority RB for Merle West Medical Center Project Series 2002 (NR/NR)(a)
550,000	5.800	09/01/12	568,013
520,000	5.900	09/01/12	537,243
Klamath Falls Oregon Intercommunity Hospital Authority RB Refunding for Merle West Medical Center Project Series 2002 (BBB/NR)
550,000	5.600	09/01/12	560,252
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Project Series 2002 (BBB/NR)
325,000	5.800	09/01/14	333,089
175,000	5.900	09/01/15	179,209
Lake Oswego Oregon GO Bonds Series 2009 A (AAA/Aa1)
1,575,000	3.000	12/01/13	1,643,686
North Clackamas School District No. 12 GO Bonds Refunding Series 2004 (AGM) (SCH BD GTY) (AA+/Aa1)
3,000,000	5.000	06/15/13	3,168,360
Oregon Coast Community College District GO Bonds Refunding Series 2012 (SCH BD GTY) (NR/Aa1)
1,050,000	2.000	06/15/15	1,089,690
1,120,000	2.000	06/15/16	1,163,568
790,000	2.000	06/15/17	820,122
1,165,000	2.000	06/15/18	1,195,162
1,445,000	3.000	06/15/19	1,562,551
1,245,000	3.000	06/15/20	1,336,719
Oregon State Facilities Authority RB Refunding for Legacy Health System Series 2010 A (A+/A2)
500,000	5.000	03/15/13	521,330
500,000	5.000	03/15/14	537,565
Oregon State Facilities Authority RB Refunding for Legacy Health System Series 2011 A (A+/A2)
500,000	5.000	05/01/15	554,945
2,000,000	5.000	05/01/16	2,260,440
Oregon State GO Bonds Refunding for Oregon University System Series 2012 B (AA+/Aa1)
1,175,000	3.000	08/01/17	1,285,685
1,120,000	3.000	08/01/18	1,226,669

			27,792,088

Pennsylvania – 1.3%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
750,000	5.000	09/01/18	838,695
Allegheny County Redevelopment Authority Tax Increment Refunding for Waterfront Project Series 2007 A (A/NR)
1,300,000	4.250	12/15/12	1,323,400
1,345,000	4.250	12/15/13	1,396,567
1,050,000	4.250	12/15/15	1,101,576
645,000	4.250	12/15/17	669,426
Carbon County Hospital Authority RB Refunding for Gnaden Huetten Memorial Hospital Series 2000 (AMBAC) (CNTY GTD) (NR/WR)
790,000	5.400	11/15/14	816,678
Chester County Health & Education Facilities Authority RB for Jefferson Health System Series 2010 A (AA/Aa3)
1,775,000	4.000	05/15/14	1,886,470
Pennsylvania Economic Development Financing Authority Exempt Facilities RB Refunding for Exelon Generation Co. LLC Project Series 2009 A (NR/Baa1)(d)
1,500,000	5.000	06/01/12	1,510,725
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2009 (A-2/NR)(d)
2,500,000	2.625	12/03/12	2,532,650
Pennsylvania State Commonwealth GO Bonds for City of Pittsburgh Series 2006 B (AGM) (AA-/Aa3)
6,455,000	5.000	09/01/14	6,996,962
Pennsylvania State Commonwealth GO Bonds for City of Pittsburgh Series 2012 A (BBB/A1)
625,000	4.000	09/01/15	671,325
600,000	4.000	09/01/16	648,276
500,000	3.000	09/01/17	517,695
550,000	4.000	09/01/17	597,283
Pennsylvania State Commonwealth GO Bonds Refunding Series 2002 (AA/Aa1)
1,850,000	5.500	02/01/13	1,930,937
Pennsylvania State Commonwealth RB for Harrisburg Area Community College Project Series 2011 (AGM) (AA-/NR)
1,305,000	4.000	10/01/15	1,390,321
Pennsylvania State Department of General Services COPS Refunding Series 2001 (AGM) (AA-/Aa3)
250,000	5.000	11/01/12	250,818
Pennsylvania State Higher Educational Facilities Authority RB for State System of Higher Education Series 2006 AE (NATL-RE) (GO OF UNIV) (AA/Aa2)
2,340,000	5.000	06/15/12	2,360,756
Pennsylvania State University Bonds Refunding Series 2002 (AA/Aa1)
1,000,000	5.250	08/15/15	1,147,400

70          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)

Philadelphia GO Bonds Series 2011 (AGM) (AA-/Aa3)
$1,460,000	5.000%	08/01/16	$1,641,858
Philadelphia School District GO Bonds Refunding Series 2005 A (AMBAC) (ST AID WITHHLDG) (A+/Aa2)
1,000,000	5.000	08/01/13	1,057,430
Pittsburgh Water & Sewer Authority RB Refunding Subseries 2009 C-1D (ASSURED GTY) (AA-/NR)(d)
2,000,000	2.625	09/01/12	2,007,380
Red Lion Area School District GO Bonds RMKT 10/01/09 Series 2005 (AGM) (ST AID WITHHLDG) (AA-/NR)
1,000,000	4.000	05/01/13	1,035,610
Sharon City School District GO Bonds Series 2010 (ASSURED GTY) (ST AID WITHHLDG) (AA-/NR)
1,175,000	3.000	05/15/12	1,178,525
Southeastern Pennsylvania Transportation Authority RB Refunding Series 2010 (AA-/A1)
3,000,000	3.000	03/01/14	3,120,660
University of Pittsburgh RB for University Capital Project RMKT 12/17/08 Series 2005 A (GO OF UNIV) (AA/Aa1)(d)
2,000,000	5.500	09/15/13	2,125,980

			40,755,403

Puerto Rico – 3.9%
Government Development Bank for Puerto Rico RB Refunding RMKT 12/30/09 Series 1985 (NATL-RE) (COMWLTH GTD) (BBB/NR)
11,365,000	4.750	12/01/15	11,680,265
Government Development Bank for Puerto Rico Senior Notes RB Series 2006 B (BBB/Baa1)
2,645,000	5.000	12/01/15	2,874,718
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa2)
2,500,000	5.000	07/01/12	2,524,900
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (BBB-/Baa2)
14,595,000	5.000	07/01/17	15,948,540
7,285,000	5.000	07/01/19	7,910,345
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2008 A (BBB/Baa1)
500,000	5.000	07/01/12	504,915
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (ASSURED GTY) (AA-/Aa3)
825,000	5.000	07/01/14	889,540
Puerto Rico Commonwealth Government Development Bank Senior Notes Series 2011 C (BBB/Baa1)(d)
53,790,000	1.000	10/15/12	53,706,625
Puerto Rico Electric Power Authority RB Refunding LIBOR Series 2007 UU (BBB+/Baa1)(c)
20,825,000	1.089	07/01/31	14,582,498
Puerto Rico Electric Power Authority RB Refunding Series 1999 OO (AGC) (AA-/Aa3)
500,000	5.000	07/01/13	525,630
Puerto Rico Municipal Finance Agency GO Bonds Series 1999 A (AGM) (AA-/Aa3)
120,000	5.750	08/01/12	120,436
Puerto Rico Municipal Finance Agency GO Bonds Series 2002 A (AGM) (AA-/Aa3)
1,125,000	5.250	08/01/16	1,136,587
Puerto Rico Public Buildings Authority RB for Government Facilities Series 2002 C (COMWLTH GTD) (BBB/Baa1)
2,250,000	5.500	07/01/16	2,473,313
Puerto Rico Public Buildings Authority RB for Government Facilities Series 2007 N (COMWLTH GTD) (BBB/Baa1)
3,940,000	5.000	07/01/14	4,209,378
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2004 J (AMBAC) (COMWLTH GTD) (BBB/Baa1)(d)
4,965,000	5.000	07/01/12	5,012,614
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2004 J (COMWLTH GTD) (BBB/Baa1)(d)
1,050,000	5.000	07/01/12	1,060,070

			125,160,374

Rhode Island – 0.0%
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2002 A (BBB/Baa1)
1,220,000	6.000	06/01/23	1,223,404

South Carolina – 2.1%
Beaufort-Jasper South Carolina Water & Sewer Authority Waterworks and Sewer System RB Series 2010 B (AA/Aa1)
1,255,000	4.000	03/01/13	1,298,134
2,400,000	5.000	03/01/14	2,596,224
Clemson University RB Refunding Series 2012 (AA/Aa2)
5,770,000	2.000	05/01/16	5,995,145
4,440,000	2.000	05/01/17	4,612,139
5,000,000	2.000	05/01/18	5,162,300
Columbia City South Carolina Waterworks and Sewer System RB Refunding Series 2011 B (AA/Aa1)
1,205,000	4.000	02/01/15	1,308,956
Columbia City South Carolina Waterworks and Sewer System RB Series 2011 A (AA/Aa1)
1,020,000	3.000	02/01/15	1,076,671
1,025,000	3.000	02/01/16	1,088,222
Florence County South Carolina Hospital RB for McLeod Regional Medical Center Project Series 2010 A (AA-/NR)
1,125,000	3.000	11/01/12	1,139,096
1,905,000	4.000	11/01/16	2,069,878
Georgetown County South Carolina School District GO Bonds Refunding Series 2011 B (SCSDE) (AA/Aa1)
6,455,000	3.000	03/01/13	6,617,731
4,330,000	5.000	03/01/16	5,006,649
5,895,000	5.000	03/01/17	6,987,461
5,500,000	5.000	03/01/19	6,722,375

The accompanying notes are an integral part of these financial statements.          71

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
South Carolina – (continued)

Oconee County PCRB Refunding for Duke Power Co. Project Series 2009 (A/WR)
$6,000,000	3.600%	02/01/17	$6,430,740
Richland County South Carolina GO Bonds Series 2009 A (AA+/Aa1)
1,585,000	5.000	03/01/13	1,651,776
Richland County South Carolina School District No. 2 GO Bonds Refunding Series 2009 C (SCSDE) (AA/Aa1)
1,615,000	3.000	03/01/13	1,655,714
1,595,000	3.000	03/01/14	1,672,501
South Carolina Jobs-Economic Development Authority Hospital RB Refunding and Improvement for Palmetto Health Series 2009 (BBB+/Baa1)
1,000,000	3.000	08/01/12	1,008,430
1,080,000	3.500	08/01/13	1,118,200
Tobacco Settlement Revenue Management Authority RB Series 2003 (A/Aa3)
985,000	5.000	06/01/18	986,458
Western Carolina Regional Sewer Authority RB Refunding for South Carolina Sewer System Series 2005 B (AGM) (AA/Aa2)
2,200,000	5.000	03/01/15	2,460,370

			68,665,170

South Dakota – 0.0%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2009 (AA-/A1)
1,250,000	4.250	11/01/14	1,344,062

Tennessee – 1.1%
Johnson City Health & Educational Facilities Board Hospital RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
890,000	5.000	07/01/15	980,745
Lewisburg Industrial Development Board Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 07/28/06 Series 2006 (A-2/NR)
2,500,000	2.500	07/01/12	2,509,800
Maury County Tennessee GO Bonds Series 2006 (XLCA) (NR/Aa2)
2,180,000	3.600	04/01/16	2,291,943
Memphis Tennessee Electric System RB Subseries 2003 A (NATL-RE) (AA+/Aa2)(a)
6,000,000	5.000	12/01/13	6,465,060
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB Refunding for Vanderbilt University Series 2008 A (GO OF UNIV) (AA/Aa2)
5,000,000	4.500	10/01/12	5,104,850
Metropolitan Nashville Airport Authority Airport Improvement RB Refunding Series 2010 A (A/A2)
3,285,000	4.000	07/01/13	3,405,855
Rutherford County GO Bonds Capital Outlay Notes Series 2009 (SP-1+/MIG1)
2,500,000	4.000	04/01/12	2,500,000
Sevier County Public Building Authority RB for Local Government Public Improvement Series VII-D-1 (MUN GOVT GTD) (AA/NR)
5,000,000	4.000	06/01/12	5,029,900
5,000,000	5.000	06/01/14	5,421,450
Sevierville Public Building Authority RB for Local Government Public Improvement Series 2009 (MUN GOVT GTD) (AA/NR)
1,500,000	4.000	06/01/14	1,591,185

			35,300,788

Texas – 6.9%
Collin & Denton County Texas GO Bonds Refunding Series 2011 (AA/Aa1)
3,335,000	5.000	02/15/16	3,851,691
Collin County Texas GO Bonds Refunding Limited Tax Series 2009 A (AAA/Aaa)
1,105,000	3.000	02/15/13	1,131,885
1,135,000	3.000	02/15/14	1,189,741
Collin County Texas GO Bonds Refunding Series 2009 A (AAA/Aaa)
1,385,000	5.000	02/15/13	1,442,602
550,000	3.000	02/15/14	576,318
Corpus Christi Texas Utility System RB Series 2005 (AGM) (AA-/Aa3)
1,000,000	5.000	07/15/12	1,013,420
Dallas Texas Independent School District GO Bonds Refunding Series 2009 (A+/Aa2)
2,000,000	5.000	02/15/13	2,082,280
Dallas-Fort Worth International Airport Joint RB Refunding Series 2009 A (A+/A1)
2,500,000	4.000	11/01/13	2,639,125
2,000,000	4.000	11/01/14	2,156,380
Dallas-Fort Worth International Airport Joint RB Refunding Series 2011 D (A+/A1)
750,000	4.000	11/01/16	836,115
250,000	4.000	11/01/17	280,600
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A1)
8,045,000	3.000	11/01/13	8,366,559
1,750,000	5.000	11/01/18	2,070,740
Del Mar College District Limited Tax Refunding Bonds Series 2011 (AA/Aa2)
510,000	3.000	08/15/14	535,480
1,145,000	4.000	08/15/15	1,255,939
Denton Texas Independent School District GO Bonds for Capital Appreciation Series 2002 (PSF-GTD) (AA+/Aaa)(a)(b)
5,745,000	0.000	08/15/12	2,418,990
Fort Bend County Texas GO Bonds Unlimited Tax Road Refunding Series 2009 (AA+/Aa1)
800,000	4.000	03/01/13	827,576
500,000	4.000	03/01/14	533,785

72          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

Fort Worth Texas General Purpose GO Bonds Series 2009 (AA+/Aa1)
$4,260,000	4.000%	03/01/13	$4,406,842
Garland Independent School District Unlimited Tax Refunding Bonds Series 2011 A (PSF-GTD) (AAA/Aaa)(b)
1,930,000	0.000	02/15/17	1,779,170
Gulf Coast Waste Disposal Authority Environmental Facilities RB for BP Products North America, Inc. Project RMKT 09/01/09 Series 2004 (A/A2)(d)
5,000,000	2.300	09/03/13	5,118,050
Harris County Texas Cultural Education Facilities Finance Corp. RB for Texas Children’s Hospitals Project Series 2009 (AA/Aa2)
1,680,000	3.500	10/01/13	1,752,761
Harris County Texas Cultural Education Facilities Finance Corp. RB Refunding for Methodist Hospital System Series 2009 B-2 (AA/NR)(d)
3,000,000	5.000	06/01/13	3,147,450
Harris County Texas Cultural Education Facilities Finance Corp. Thermal Utility RB for TECO Project Series 2009 A (AA/Aa3)
1,000,000	5.000	11/15/12	1,025,850
Harris County Texas GO Bonds Refunding for Permanent Improvement Series 2009 B (AAA/NR)
1,000,000	4.000	10/01/13	1,055,340
Harris County Texas Spring Independent School District Unlimited Tax Refunding Bonds Series 2011 (PSF-GTD) (AAA/Aaa)
3,040,000	3.000	08/15/16	3,300,315
2,250,000	4.000	08/15/17	2,573,798
Harris County Texas Tax and Sub Lien RB Refunding Series 2004 B (AGM) (AAA/Aaa)(d)
5,500,000	5.000	08/15/12	5,593,445
Harrison County Texas Health Facilities Development Corp. Hospital RB for Good Shepherd Health System Series 2010 (BBB+/Baa2)
480,000	3.000	07/01/12	480,960
500,000	4.000	07/01/13	509,160
855,000	4.000	07/01/14	877,486
930,000	4.000	07/01/15	957,333
2,005,000	4.500	07/01/16	2,108,338
Hockley County Texas GO Bonds Series 2009 (ASSURED GTY) (AA-/NR)
1,050,000	4.000	02/15/13	1,076,187
Houston Texas Water and Sewer System Junior Lien RB Forward Refunding Series 2002 B (AMBAC) (AA/WR)(a)
5,500,000	5.750	12/01/12	5,698,110
Houston Texas Water and Sewer System Junior Lien RB Refunding Series 2002 A (AGM) (AA/Aa3)(a)
7,775,000	5.000	12/01/12	8,016,725
3,855,000	5.125	12/01/12	3,978,013
Klein Texas Independent School District GO Bonds Refunding Series 2003 A (PSF-GTD) (AAA/Aaa)
2,050,000	4.250	08/15/14	2,231,425
Leander Independent School District Unlimited Tax GO Bonds Refunding Series 2010 A (PSF-GTD) (AAA/NR)(b)
1,500,000	0.000	08/15/13	1,493,670
2,000,000	0.000	08/15/14	1,969,560
1,000,000	0.000	08/15/15	974,480
Longview Independent School District Unlimited Tax GO Bonds for School Building Series 2008 (PSF-GTD) (AAA/NR)(b)
1,000,000	0.000	02/15/13	997,930
Lower Colorado River Authority RB Refunding Series 2008 (A/A1)
2,445,000	5.500	05/15/14	2,691,896
Lower Colorado River Authority RB Refunding Series 2008 (ETM) (NR/A1)(a)
5,000	5.500	05/15/14	5,537
Lubbock Health Facilities Development Corp. RB for St. Joseph Health System Series 2008 B (AA-/A1)
3,300,000	5.000	07/01/17	3,809,784
Mansfield Independent School District VRDN GO Bonds Series 2012 (PSF-GTD) (AAA/Aaa)(d)
6,000,000	1.750	07/31/17	6,061,080
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Company Project Series 2011 (BBB/Baa2)(d)
6,000,000	1.125	06/01/12	6,001,800
Midland Texas COPS GO Bonds Series 2007 (NATL-RE) (AA+/Aa1)
1,155,000	4.000	03/01/13	1,194,813
1,255,000	4.000	03/01/14	1,339,311
Mission Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 12/1/09 Series 2006 (A-2/NR)(d)
4,000,000	3.750	06/01/15	4,259,960
North East Independent School District GO Bonds Unlimited Tax Refunding Series 2004 (PSF-GTD) (AAA/Aaa)
13,460,000	5.000	08/01/15	14,878,146
North Texas Municipal Water District RB Refunding for Water System Improvement Series 2009 (AAA/Aa2)
765,000	4.000	09/01/12	776,857
North Texas Tollway Authority System RB Refunding First Tier Series 2008 E-3 (A-/A2)(d)
5,100,000	5.750	01/01/16	5,865,561
North Texas Tollway Authority System RB Refunding First Tier Series 2008 H (A-/A2)(d)
4,200,000	5.000	01/01/13	4,336,206
North Texas Tollway Authority System RB Refunding First Tier Series 2011 B (A-/A2)
3,000,000	5.000	01/01/19	3,456,510
Northside Texas Independent School District Unlimited Tax Refunding Series 2011 A (PSF-GTD) (AAA/Aaa)(d)
7,000,000	1.350	06/01/14	7,071,680
Plano Texas Independent School District Unlimited Tax GO Bonds Refunding Series 2010 (PSF-GTD) (AAA/Aaa)
4,000,000	5.000	02/15/15	4,498,960

The accompanying notes are an integral part of these financial statements.          73

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

Point Isabel Independent School District Unlimited Tax GO Bonds Refunding for School Building Series 1996 (PSF-GTD) (NR/Aaa)(b)
$1,000,000	0.000%	02/01/13	$998,020
Spring Branch Independent School District Unlimited Tax GO Bonds for Schoolhouse Series 2004 (PSF-GTD) (AAA/Aaa)
1,000,000	4.750	02/01/14	1,036,470
Sugar Land Texas GO Bonds Refunding for Fort Bend County Series 2012 (AAA/NR)
1,815,000	3.000	02/15/14	1,902,537
1,240,000	3.000	02/15/15	1,316,719
Tarrant County Limited Tax GO Bonds Series 2008 (AAA/Aaa)
3,110,000	5.000	07/15/13	3,298,746
Tarrant Regional Water District RBPrerefunded Refunding and Improvement Series 2002 (AGM) (AA-/Aa1)(a)
1,275,000	5.375	03/01/13	1,335,320
Tarrant Regional Water District RB Refunding and Improvement Series 2002 (AGM) (AAA/Aa1)
4,850,000	5.375	03/01/15	5,061,702
Texas Municipal Gas Acquisition & Supply Corp. RB for Senior Lien Series 2008 D (A-/Baa1)
10,360,000	5.625	12/15/17	11,487,582
Texas State Public Finance Authority GO Bonds Refunding Series 2002 (AA+/Aaa)(a)
5,000,000	5.375	10/01/12	5,127,850
Texas State Public Finance Authority Unemployment Compensation Obligation Assessment RB Series 2010 A (AAA/Aa1)
16,725,000	4.000	07/01/15	18,496,512
7,355,000	5.000	07/01/16	8,447,291
Tyler Texas Independent School District Series 2011 (PSF-GTD) (AAA/NR)(d)
2,500,000	1.150	08/14/14	2,504,250
University of North Texas Financing System RB Series 2009 A (AA/Aa2)
1,195,000	5.000	04/15/13	1,253,639

			222,846,363

U.S. Virgin Islands – 0.2%
Virgin Islands Public Finance Authority Senior Lien RB Matching Fund Loan Notes Series 2004 A (BBB/Baa2)
1,045,000	5.000	10/01/12	1,061,344
Virgin Islands Public Finance Authority Senior Lien RB Refunding Matching Fund Loan Notes Series 2009 B (BBB/Baa2)
2,500,000	5.000	10/01/13	2,610,050
Virgin Islands Water & Power Authority Electric System RB Refunding Series 2010 A (BBB-/Baa2)
605,000	4.000	07/01/12	608,455
1,285,000	4.000	07/01/13	1,316,495
480,000	4.000	07/01/14	497,395
680,000	4.750	07/01/15	726,893

			6,820,632

Utah – 0.8%
Box Elder School District GO Bonds for Utah School Bond Guaranty Program Series 2011 (SCH BD GTY) (NR/Aaa)
2,510,000	3.000	07/15/13	2,597,197
Centerville Utah Sales Tax RB Series 2009 (ASSURED GTY) (AA/NR)
1,340,000	4.000	05/01/14	1,418,926
Intermountain Power Agency RB Refunding for Subordinated Power Supply Series 2009 A (A+/A1)
3,000,000	5.000	07/01/12	3,033,570
Utah State GO Bonds Series 2009 A (AAA/Aaa)
5,850,000	5.000	07/01/14	6,451,263
Utah State GO Bonds Series 2009 B (AAA/Aaa)
7,450,000	4.000	07/01/14	8,049,651
Utah State University RB Refunding for Student Fee and Housing System Series 2009 (ASSURED GTY) (AA/Aa3)
1,615,000	4.000	12/01/12	1,649,820
1,575,000	3.000	12/01/14	1,650,206

			24,850,633

Virginia – 1.8%
Fairfax County Virginia Economic Development Authority Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2007 (BBB/NR)
500,000	4.150	10/01/13	513,190
Louisa IDA Pollution Control RB Refunding for Electric and Power Co. Project Series 2008 C (A-/WR)(d)
6,250,000	1.500	12/01/14	6,307,062
Newport News Virginia GO Bonds Series 2009 B (AA/Aa1)
4,315,000	3.000	09/01/13	4,479,833
Smyth County Virginia IDA Hospital RB for Mountain States Health Alliance Series 2010 B (BBB+/Baa1)
3,330,000	5.000	07/01/14	3,605,890
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2005 (AA+/Aaa)(a)
8,765,000	5.625	06/01/15	10,119,894
Virginia Beach Virginia GO Bonds for Public Improvement Series 2009 (AAA/Aaa)
1,000,000	3.000	06/01/13	1,032,020
Virginia Beach Virginia GO Bonds Refunding for Public Improvement Series 2004 B (AAA/Aaa)
1,455,000	5.000	05/01/13	1,529,627
Virginia College Building Authority Educational Facilities RB for 21st Century College Program Series 2004 A (ETM) (ST APPROP) (AA+/NR)(a)
105,000	5.000	02/01/13	109,143
Virginia College Building Authority Educational Facilities RB Unrefunded Balance for 21st Century College Program Series 2004 (ST APPROP) (AA+/Aa1)
2,395,000	5.000	02/01/13	2,489,914
Virginia State Housing Development Authority Commonwealth Mortgage RB Subseries 2006 F-1 (GO OF AUTH) (AAA/Aaa)
6,000,000	4.000	04/01/12	6,000,000
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2010 A (AA+/Aa1)
3,015,000	2.500	03/01/15	3,106,566

74          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Virginia – (continued)

Virginia State Housing Development Authority Homeownership Mortgage RB Series 2011 B (GO OF AUTH) (AA+/Aa1)
$1,900,000	2.200%	03/01/17	$1,915,010
Virginia State Public School Authority School Financing 1997 Resolution RB Series 2005 D (AA+/Aa1)
3,000,000	4.500	08/01/13	3,167,310
Virginia State Public School Authority School Financing 1997 Resolution Series 2004 A (ST AID WITHHLDG) (AA+/Aa1)(a)
6,185,000	5.000	08/01/14	6,836,652
Wise County Virginia Industrial Development Authority Solid Waste and Sewage Disposal RB for Virginia Electric and Power Company Project Series 2010 A (A-/A3)(d)
5,000,000	2.375	11/01/15	5,130,600
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (A-/A3)(d)
2,000,000	4.050	05/01/14	2,108,000

			58,450,711

Washington – 0.5%
Tobacco Settlement Authority of Washington RB Asset-Backed Bonds Series 2002 (BBB/A3)
2,775,000	6.500	06/01/26	2,888,830
Washington State GO Bonds Series 2005 D (AGM) (AA+/Aa1)(a)
10,000,000	5.000	01/01/15	11,206,200
Washington State Various Purpose GO Bonds Refunding Series 2005 R-A (AMBAC) (AA+/Aa1)
3,500,000	5.000	01/01/13	3,624,985

			17,720,015

West Virginia – 0.5%
Kanawha Putnam County Huntington Compound RB for Single Family Mortgage Series 1984 A (ETM) (AAA/Aaa)(a)(b)
10,125,000	0.000	12/01/16	9,602,752
Mason County Pollution Control RB for Appalachian Power Co. Project Series 2003 L (NR/Baa2)(d)
5,300,000	2.000	10/01/14	5,371,073

			14,973,825

Wisconsin – 0.8%
Badger Tobacco Asset Securitization Corp. Tobacco Settlement RB Asset-Backed Bonds Series 2002 (AA+/Aaa)(a)
10,000,000	6.000	06/01/12	10,092,200
Kenosha City Promissory Notes GO Bonds for Capital Appreciation Series 2005 D (AMBAC) (AA/Aa2)(b)
1,500,000	0.000	09/01/15	1,421,175
Milwaukee Wisconsin GO Bonds Series 2010 N-1 (AA/Aa1)
4,050,000	5.000	02/01/16	4,677,872
Wisconsin State GO Bonds Series 2002 G (NATL-RE) (AA/Aa2)
2,500,000	5.000	05/01/12	2,509,050
Wisconsin State GO Bonds Series 2007 B (AGM) (AA/Aa2)
4,115,000	5.000	05/01/12	4,129,896
Wisconsin State Health & Educational Facilities Authority RB for Aurora Health Care, Inc. Series 2010 A (A/A3)
1,500,000	5.000	04/15/12	1,501,815

			24,332,008

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $3,072,384,798)			$3,123,648,161

Other Municipal Debt Obligation – 0.0%
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 A-3 (AMT) (NR/Ba1)(d)(e)
$2,000,000	4.950%	09/30/12	$1,700,620
(Cost $2,000,000 )

Short-Term Investments – 1.5%
Alaska – 0.1%
Valdez Alaska Marine Terminal VRDN RB Refunding for ExxonMobil Co. Pipeline Project Series 1993 B (A-1+/VMIG1)(d)
$2,500,000	0.160%	04/02/12	$2,500,000

California – 0.2%
California Infrastructure & Economic Development Bank VRDN RB Refunding for The J.Paul Getty Trust RMKT 4/01/10 Series 2007 A-2 (A-1+/VMIG1)(d)
3,100,000	0.170	04/02/12	3,100,000
Metropolitan Water District of Southern California Waterworks VRDN RB Series 2000 B-3 (A-1+/VMIG1)(d)
4,000,000	0.140	04/02/12	4,000,000

			7,100,000

Connecticut – 0.2%
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2001 V-2 (A-1+/VMIG1)(d)
1,700,000	0.190	04/02/12	1,700,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2005 Y-2 (A-1+/VMIG1)(d)
2,700,000	0.190	04/02/12	2,700,000

			4,400,000

Illinois – 0.1%
Chicago Illinois GO VRDN Project Series 2003 B-2 RMKT 3/18/09 (A-1/Aa3)(d)
3,800,000	0.200	04/02/12	3,800,000

Maryland – 0.1%
Montgomery County Maryland GO VRDN Bonds Refunding for Consolidated Public Improvement Series 2006 B (A-1+/VMIG1)(d)
3,800,000	0.200	04/02/12	3,800,000

The accompanying notes are an integral part of these financial statements.          75

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – (continued)

Massachusetts – 0.2%
Massachusetts State Health & Educational Facilities Authority VRDN RB for Harvard University Series 1999 R (GO OF INSTN) (A-1+/VMIG1)(d)
$2,900,000	0.190%	04/02/12	$2,900,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Wellesley College Series 1999 G (LIQ – Wellesley College) (A-1+/VMIG1)(d)
400,000	0.200	04/02/12	400,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Wellesley College Series 2008 I (A-1+/VMIG1)(d)
1,600,000	0.200	04/02/12	1,600,000

			4,900,000

Mississippi – 0.1%
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development VRDN RB for Chevron U.S.A., Inc. Project Series 2011 D (A-1+/VMIG1)(d)
2,700,000	0.200	04/02/12	2,700,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development VRDN RB for Chevron U.S.A., Inc. Project Series 2011 G (A-1+/VMIG1)(d)
1,300,000	0.170	04/02/12	1,300,000

			4,000,000

Missouri – 0.1%
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Series 2000 B (A-1/VMIG1)(d)
3,400,000	0.200	04/02/12	3,400,000

New York – 0.2%
New York City Transitional Finance Authority VRDN RB for New York City Recovery Subseries 2002 1-C (LIQ – JPMorgan Chase Bank N.A.) (A-1/VMIG1)(d)
2,400,000	0.190	04/02/12	2,400,000
New York City GO VRDN Bonds Fiscal 1994 Subseries A-7 (LOC – JPMorgan Chase Bank, N.A.) (A-1/VMIG1)(d)
2,100,000	0.200	04/02/12	2,100,000
New York City GO VRDN Bonds Series 1994 E-5 (LOC – JPMorgan Chase Bank, N.A.) (A-1/VMIG1)(d)
2,500,000	0.200	04/02/12	2,500,000

			7,000,000

Texas – 0.1%
Houston Higher Education Finance Corp. VRDN RB for Rice University Project Series 2008 B (A-1+/VMIG1)(d)
4,000,000	0.190	04/02/12	4,000,000

Virginia – 0.1%
Virginia College Building Authority Educational Facilities VRDN RB for University of Richmond Project Series 2006 (NR/VMIG1)(d)
3,600,000	0.200	04/02/12	3,600,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $48,500,000)			$48,500,000

TOTAL INVESTMENTS – 98.9%
(Cost $3,122,884,798)			$3,173,848,781

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%			33,683,132

NET ASSETS – 100.0%			$3,207,531,913

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2012.

(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2012.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $9,968,875, which represents approximately 0.3% of net assets as of March 31, 2012.

(f)	When-issued security.

(g)	Inverse floating rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

76          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AGC	—	Insured by ACE Guaranty Corp.
AGM	—	Insured by Assured Guaranty Municipal Corp.
AGM-CR	—	Insured by Assured Guaranty Municipal Corp. Insured Custodial Receipts
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
ASSURED GTY	—	Insured by Assured Guaranty
BANS	—	Bond Anticipation Notes
CIFG	—	CIFC Assurance North America, Inc.
CITY APPROP	—	City Appropriation
CNTY GTD	—	County Guaranteed
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHA	—	Federal Housing Administration
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GO OF CITY	—	General Obligation of City
GO OF INSTN	—	General Obligation of Institution
GO OF PARTICIPANTS	—	General Obligation of Participants
GO OF UNIV	—	General Obligation of University
ICC	—	Insured Custody Certificates
IDA	—	Industrial Development Authority
LIBOR	—	London Interbank Offered Rate
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MUN GOVT GTD	—	Municipal Government Guaranteed
NATL-RE	—	Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—	National Public Finance Guarantee Corp. Re-insures Financial Guaranty Insurance Co.
NATL-RE-IBC	—	Insured by National Public Finance Guarantee Corp.-Insured Bond Certificates
NR	—	Not Rated
PCRB	—	Pollution Control Revenue Bond
PRIV MTGS	—	Private Mortgages
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RMKT	—	Remarketed
SCH BD GTY	—	School Bond Guaranty
SCH BD RES FD	—	School Bond Reserve Fund
SCSDE	—	South Carolina State Department of Education
SD CRED PROG	—	School District Credit Program
ST AID DIR DEP	—	State Aid Direct Deposit
ST AID WITHHLDG	—	State Aid Withholding
ST APPROP	—	State Appropriation
TCRS	—	Transferable Custodial Receipts
VA	—	Veterans Administration
VRDN	—	Variable Rate Demand Notes
WR	—	Withdrawn Rating
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.          77

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities
March 31, 2012

	High Yield	Municipal	Short Duration
	Municipal Fund	Income Fund	Tax-Free Fund
Assets:

Investments, at value (cost $3,431,925,875, $562,476,199 and $3,122,884,798)	$3,412,140,800	$603,273,124	$3,173,848,781
Cash	1,546,390	124,370	8,878,994
Receivables:
Interest and dividends, net of allowances	52,911,139	8,207,104	32,504,846
Investments sold on an extended-settlement basis	12,133,618	1,176,479	—
Fund shares sold	6,295,272	441,945	37,235,007
Collateral on certain derivative contracts	370,000	—	—
Reimbursement from investment adviser	54,982	—	1,505
Investments sold	—	—	4,501,875
Other assets	20,480	12,756	23,696

Total assets	3,485,472,681	613,235,778	3,256,994,704

Liabilities:

Payables:
Investments purchased on an extended-settlement basis	48,747,799	7,030,780	27,041,444
Fund shares redeemed	12,532,647	1,232,473	13,314,239
Amounts owed to affiliates	1,763,970	359,287	1,340,677
Income distribution	1,017,838	339,036	961,590
Unrealized loss on swap contracts	464,981	—	—
Investments purchased	—	—	6,702,743
Accrued expenses	125,629	63,966	102,098

Total liabilities	64,652,864	9,025,542	49,462,791

Net Assets:

Paid-in capital	4,782,884,080	600,855,494	3,163,408,522
Undistributed net investment income	43,080,798	987,870	1,035,255
Accumulated net realized loss	(1,384,895,005)	(38,430,053)	(7,875,847)
Net unrealized gain (loss)	(20,250,056)	40,796,925	50,963,983

NET ASSETS	$3,420,819,817	$604,210,236	$3,207,531,913

Net Assets:
Class A	$348,576,667	$348,890,400	$945,940,257
Class B	11,504,692	5,644,123	30,905
Class C	99,817,180	26,447,819	48,864,653
Institutional	2,957,867,519	221,617,154	2,195,765,852
Service	—	84,059	6,362,242
Class IR	3,053,759	1,526,681	10,568,004

Total Net Assets	$3,420,819,817	$604,210,236	$3,207,531,913

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	39,144,225	22,183,592	89,098,321
Class B	1,291,749	358,892	2,914
Class C	11,209,838	1,681,351	4,603,060
Institutional	332,125,603	14,095,913	206,897,314
Service	—	5,320	599,798
Class IR	342,831	97,203	995,902

Net asset value, offering and redemption price per share:(a)
Class A	$8.90	$15.73	$10.62
Class B	8.91	15.73	10.61
Class C	8.90	15.73	10.62
Institutional	8.91	15.72	10.61
Service	—	15.80	10.61
Class IR	8.91	15.71	10.61

(a)	Maximum public offering price per share for Class A Shares of the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds is $9.32, $16.34 and $10.78, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

78          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations
For the Fiscal Year Ended March 31, 2012

	High Yield	Municipal	Short Duration
	Municipal Fund	Income Fund	Tax-Free Fund

Investment income:

Interest, net of allowances	$201,237,390	$29,724,388	$66,532,181

Expenses:

Management fees	17,019,502	3,187,509	10,034,035
Distribution and Service fees(a)	1,924,544	1,142,593	2,499,586
Transfer Agent fees(a)	1,679,285	562,599	1,877,012
Custody and accounting fees	206,977	66,828	175,027
Professional fees	182,837	80,127	89,528
Printing and mailing costs	163,864	72,169	131,182
Registration fees	94,114	84,558	94,529
Trustee fees	23,381	16,995	22,051
Service share fees — Service Plan	—	201	28,118
Service share fees — Shareholder Administration Plan	—	201	28,118
Other	139,936	21,596	76,805

Total expenses	21,434,440	5,235,376	15,055,991

Less — expense reductions	(852,748)	(1,042,619)	(1,217,735)

Net expenses	20,581,692	4,192,757	13,838,256

NET INVESTMENT INCOME	180,655,698	25,531,631	52,693,925

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments	(75,936,744)	(1,286,773)	346,010
Swap contracts	312,797	—	—
Net unrealized gain (loss) on:
Investments	408,841,501	57,914,303	41,810,988
Swap contracts	(464,981)	—	—

Net realized and unrealized gain	332,752,573	56,627,530	42,156,998

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$513,408,271	$82,159,161	$94,850,923

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR
High Yield Municipal	$830,419	$129,480	$964,645	$430,944	$16,797	$125,148	$1,104,048	$—	$2,348
Municipal Income	840,568	60,650	241,375	437,092	7,884	31,379	85,454	32	758
Short Duration Tax-Free	2,077,158	555	421,873	1,080,113	73	54,843	733,538	4,499	3,946

The accompanying notes are an integral part of these financial statements.          79

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	High Yield Municipal Fund
	For the Fiscal		For the Fiscal
	Year Ended		Year Ended
	March 31, 2012		March 31, 2011

From operations:

Net investment income	$180,655,698		$207,647,033
Net realized gain (loss)	(75,623,947)		(57,621,911)
Net change in unrealized gain (loss)	408,376,520		(148,585,780)

Net increase (decrease) in net assets resulting from operations	513,408,271		1,439,342

Distributions to shareholders:

From net investment income
Class A Shares	(17,144,055)		(21,041,571)
Class B Shares	(574,804)		(812,348)
Class C Shares	(4,259,466)		(5,087,210)
Institutional Shares	(150,607,737)		(171,868,933)
Service Shares	—		—
Class IR Shares(a)	(94,950)		(9,433)

Total distributions to shareholders	(172,681,012)		(198,819,495)

From share transactions:

Proceeds from sales of shares	641,524,125		894,975,079
Reinvestment of distributions	159,220,985		129,167,377
Cost of shares redeemed	(808,921,612	)(b)	(1,423,983,079	)(c)

Net increase (decrease) in net assets resulting from share transactions	(8,176,502)		(399,840,623)

TOTAL INCREASE (DECREASE)	332,550,757		(597,220,776)

Net assets:

Beginning of year	3,088,269,060		3,685,489,836

End of year	$3,420,819,817		$3,088,269,060

Undistributed net investment income	$43,080,798		$33,459,070

(a)	Commenced operations on July 30, 2010.
(b)	Net of $94,111 of redemption fees.
(c)	Net of $266,160 and $13,665 of redemption fees remitted to the High Yield Municipal and Municipal Income Funds, respectively.

80          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Municipal Income Fund			Short Duration Tax-Free Fund
For the Fiscal	For the Fiscal		For the Fiscal	For the Fiscal
Year Ended	Year Ended		Year Ended	Year Ended
March 31, 2012	March 31, 2011		March 31, 2012	March 31, 2011

$25,531,631	$27,835,897		$52,693,925	$48,440,186
(1,286,773)	(3,037,190)		346,010	4,461,118
57,914,303	(24,822,153)		41,810,988	(16,106,588)

82,159,161	(23,446)		94,850,923	36,794,716

(14,206,265)	(16,138,178)		(14,062,879)	(15,840,086)
(211,306)	(285,788)		(627)	(2,882)
(838,129)	(921,672)		(547,548)	(510,655)
(9,757,565)	(10,016,384)		(37,218,616)	(31,319,826)
(3,260)	(7,364)		(179,393)	(382,023)
(25,471)	(2,456)		(55,328)	(389)

(25,041,996)	(27,371,842)		(52,064,391)	(48,055,861)

158,087,648	233,107,177		2,234,832,473	2,080,620,936
20,641,589	18,319,290		38,813,816	30,217,247
(210,274,490)	(280,967,655	)(c)	(1,519,686,302)	(2,048,851,489)

(31,545,253)	(29,541,188)		753,959,987	61,986,694

25,571,912	(56,936,476)		796,746,519	50,725,549

578,638,324	635,574,800		2,410,785,394	2,360,059,845

$604,210,236	$578,638,324		$3,207,531,913	$2,410,785,394

$987,870	$406,735		$1,035,255	$599,298

The accompanying notes are an integral part of these financial statements.          81

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	$8.00	$0.46	$0.88	$1.34	$(0.44)	$—	$(0.44)
2012 - B	8.00	0.40	0.88	1.28	(0.37)	—	(0.37)
2012 - C	8.00	0.40	0.88	1.28	(0.38)	—	(0.38)
2012 - Institutional	8.00	0.49	0.88	1.37	(0.46)	—	(0.46)
2012 - IR	8.00	0.47	0.90	1.37	(0.46)	—	(0.46)

2011 - A	8.45	0.46	(0.47)	(0.01)	(0.44)	—	(0.44)
2011 - B	8.45	0.40	(0.47)	(0.07)	(0.38)	—	(0.38)
2011 - C	8.45	0.40	(0.47)	(0.07)	(0.38)	—	(0.38)
2011 - Institutional	8.45	0.49	(0.47)	0.02	(0.47)	—	(0.47)
2011 - IR (Commenced July 30, 2010)	8.57	0.33	(0.58)	(0.25)	(0.32)	—	(0.32)

2010 - A	7.00	0.48	1.43	1.91	(0.46)	—	(0.46)
2010 - B	7.00	0.42	1.43	1.85	(0.40)	—	(0.40)
2010 - C	7.00	0.42	1.43	1.85	(0.40)	—	(0.40)
2010 - Institutional	7.00	0.50	1.44	1.94	(0.49)	—	(0.49)

2009 - A	9.77	0.50	(2.78)	(2.28)	(0.49)	—	(0.49)
2009 - B	9.77	0.43	(2.78)	(2.35)	(0.42)	—	(0.42)
2009 - C	9.77	0.43	(2.78)	(2.35)	(0.42)	—	(0.42)
2009 - Institutional	9.77	0.53	(2.78)	(2.25)	(0.52)	—	(0.52)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	10.78	0.22	(1.02)	(0.80)	(0.21)	—	(0.21)
2008 - B	10.78	0.18	(1.01)	(0.83)	(0.18)	—	(0.18)
2008 - C	10.78	0.18	(1.01)	(0.83)	(0.18)	—	(0.18)
2008 - Institutional	10.78	0.23	(1.01)	(0.78)	(0.23)	—	(0.23)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	11.57	0.51	(0.76)	(0.25)	(0.50)	(0.04)	(0.54)
2007 - B	11.57	0.43	(0.76)	(0.33)	(0.42)	(0.04)	(0.46)
2007 - C	11.57	0.42	(0.75)	(0.33)	(0.42)	(0.04)	(0.46)
2007 - Institutional	11.57	0.55	(0.76)	(0.21)	(0.54)	(0.04)	(0.58)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investments at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

82          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

			Ratio of	Ratio of	Ratio of	Ratio of
			net expenses	net expenses	total expenses	total expenses	Ratio of
		Net assets,	to average	to average	to average	to average	net investment
Net asset		end of	net assets	net assets	net assets	net assets	income		Portfolio
value, end	Total	period	(including interest	(excluding interest	(including interest	(excluding interest	to average		turnover
of period	return(b)	(in 000s)	expense and fees)	expense and fees)	expense and fees)	expense and fees)	net assets		rate

$8.90	17.08%	$348,577	0.88%	0.88%	0.94%	0.94%	5.42%		27%
8.91	16.33	11,505	1.63	1.63	1.69	1.69	4.70		27
8.90	16.21	99,817	1.63	1.63	1.69	1.69	4.67		27
8.91	17.55	2,957,868	0.58	0.58	0.60	0.60	5.72		27
8.91	17.50	3,054	0.63	0.63	0.69	0.69	5.49		27

8.00	(0.24)	326,886	0.91	0.91	0.93	0.93	5.46		28
8.00	(0.99)	14,113	1.66	1.66	1.68	1.68	4.70		28
8.00	(0.87)	96,011	1.66	1.66	1.68	1.68	4.71		28
8.00	0.09	2,650,808	0.57	0.57	0.59	0.59	5.80		28
8.00	(3.06)	451	0.66 (c)	0.66 (c)	0.68 (c)	0.68 (c)	6.08	(c)	28

8.45	27.93	438,134	0.91	0.91	0.94	0.94	6.15		31
8.45	26.99	21,083	1.66	1.66	1.69	1.69	5.33		31
8.45	26.84	118,070	1.66	1.66	1.69	1.69	5.28		31
8.45	28.37	3,108,202	0.57	0.57	0.60	0.60	6.18		31

7.00	(23.97)	1,049,054	0.91	0.91	0.93	0.93	5.76		57
7.00	(24.55)	22,705	1.66	1.66	1.68	1.68	5.08		57
7.00	(24.55)	94,113	1.66	1.66	1.68	1.68	5.09		57
7.00	(23.71)	868,537	0.57	0.57	0.59	0.59	6.08		57

9.77	(7.45)	2,787,779	0.91 (c)	0.90 (c)	0.93 (c)	0.92 (c)	5.07	(c)	16
9.77	(7.74)	44,026	1.66 (c)	1.65 (c)	1.68 (c)	1.67 (c)	4.30	(c)	16
9.77	(7.74)	162,459	1.66 (c)	1.65 (c)	1.68 (c)	1.67 (c)	4.31	(c)	16
9.77	(7.32)	2,578,017	0.57 (c)	0.56 (c)	0.59 (c)	0.58 (c)	5.42	(c)	16

10.78	(2.27)	3,984,269	1.00	0.91	1.02	0.93	4.50		56
10.78	(3.00)	53,384	1.75	1.66	1.77	1.68	3.76		56
10.78	(3.00)	200,199	1.75	1.66	1.77	1.68	3.76		56
10.78	(1.92)	3,738,472	0.64	0.55	0.66	0.57	4.86		56

The accompanying notes are an integral part of these financial statements.          83

GOLDMAN SACHS MUNICIPAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations

					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	$14.25	$0.65	$1.47	$2.12	$(0.64)
2012 - B	14.25	0.54	1.46	2.00	(0.52)
2012 - C	14.25	0.54	1.46	2.00	(0.52)
2012 - Institutional	14.25	0.70	1.46	2.16	(0.69)
2012 - Service	14.32	0.63	1.47	2.10	(0.62)
2012 - IR	14.26	0.68	1.44	2.12	(0.67)

2011 - A	14.83	0.63	(0.59)	0.04	(0.62)
2011 - B	14.83	0.52	(0.59)	(0.07)	(0.51)
2011 - C	14.84	0.52	(0.60)	(0.08)	(0.51)
2011 - Institutional	14.83	0.68	(0.59)	0.09	(0.67)
2011 - Service	14.91	0.61	(0.60)	0.01	(0.60)
2011 - IR (Commenced July 30, 2010)	15.06	0.45	(0.80)	(0.35)	(0.45)

2010 - A	13.39	0.64	1.43	2.07	(0.63)
2010 - B	13.40	0.53	1.43	1.96	(0.53)
2010 - C	13.40	0.53	1.44	1.97	(0.53)
2010 - Institutional	13.39	0.69	1.43	2.12	(0.68)
2010 - Service	13.47	0.61	1.44	2.05	(0.61)

2009 - A	14.64	0.63	(1.25)	(0.62)	(0.63)
2009 - B	14.64	0.53	(1.24)	(0.71)	(0.53)
2009 - C	14.64	0.53	(1.24)	(0.71)	(0.53)
2009 - Institutional	14.64	0.68	(1.25)	(0.57)	(0.68)
2009 - Service	14.72	0.62	(1.26)	(0.64)	(0.61)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	15.23	0.26	(0.59)	(0.33)	(0.26)
2008 - B	15.24	0.21	(0.60)	(0.39)	(0.21)
2008 - C	15.24	0.21	(0.60)	(0.39)	(0.21)
2008 - Institutional	15.23	0.28	(0.59)	(0.31)	(0.28)
2008 - Service	15.32	0.25	(0.60)	(0.35)	(0.25)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	15.80	0.62	(0.57)	0.05	(0.62)
2007 - B	15.81	0.51	(0.58)	(0.07)	(0.50)
2007 - C	15.81	0.51	(0.58)	(0.07)	(0.50)
2007 - Institutional	15.80	0.68	(0.57)	0.11	(0.68)
2007 - Service	15.90	0.60	(0.58)	0.02	(0.60)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investments at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

84          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

			Ratio of		Ratio of		Ratio of		Ratio of
			net expenses		net expenses		total expenses		total expenses		Ratio of
		Net assets,	to average		to average		to average		to average		net investment
Net asset		end of	net assets		net assets		net assets		net assets		income		Portfolio
value, end	Total	period	(including interest		(excluding interest		(including interest		(excluding interest		to average		turnover
of period	return(b)	(in 000s)	expense and fees)		expense and fees)		expense and fees)		expense and fees)		net assets		rate

$15.73	15.09%	$348,890	0.81%		0.81%		0.99%		0.99%		4.32%		9%
15.73	14.24	5,644	1.56		1.56		1.74		1.74		3.58		9
15.73	14.24	26,448	1.56		1.56		1.74		1.74		3.56		9
15.72	15.41	221,617	0.47		0.47		0.65		0.65		4.66		9
15.80	14.86	84	0.97		0.97		1.15		1.15		4.15		9
15.71	15.15	1,527	0.56		0.56		0.74		0.74		4.43		9

14.25	0.20	326,083	0.88		0.88		0.98		0.98		4.26		14
14.25	(0.55)	6,264	1.63		1.63		1.73		1.73		3.51		14
14.25	(0.61)	23,443	1.63		1.63		1.73		1.73		3.52		14
14.25	0.55	222,650	0.54		0.54		0.64		0.64		4.62		14
14.32	(0.03)	75	1.04		1.04		1.14		1.14		4.05		14
14.26	(2.40)	123	0.63	(c)	0.63	(c)	0.73	(c)	0.73	(c)	4.74	(c)	14

14.83	15.73	398,646	0.88		0.88		0.98		0.98		4.42		20
14.83	14.77	9,480	1.63		1.63		1.73		1.73		3.69		20
14.84	14.86	26,645	1.63		1.63		1.73		1.73		3.67		20
14.83	16.12	200,596	0.54		0.54		0.64		0.64		4.77		20
14.91	15.44	207	1.04		1.04		1.14		1.14		4.25		20

13.39	(4.28)	333,034	0.88		0.88		0.98		0.98		4.55		49
13.40	(4.92)	10,305	1.63		1.63		1.73		1.73		3.80		49
13.40	(4.92)	19,978	1.63		1.63		1.73		1.73		3.82		49
13.39	(3.95)	187,838	0.54		0.54		0.64		0.64		4.89		49
13.47	(4.39)	231	1.04		1.04		1.14		1.14		4.39		49

14.64	(2.18)	402,238	0.89	(c)	0.88	(c)	1.01	(c)	1.00	(c)	4.19	(c)	19
14.64	(2.55)	11,646	1.64	(c)	1.63	(c)	1.76	(c)	1.75	(c)	3.44	(c)	19
14.64	(2.55)	20,474	1.64	(c)	1.63	(c)	1.76	(c)	1.75	(c)	3.46	(c)	19
14.64	(2.04)	245,843	0.55	(c)	0.54	(c)	0.67	(c)	0.66	(c)	4.53	(c)	19
14.72	(2.29)	582	1.05	(c)	1.04	(c)	1.17	(c)	1.16	(c)	4.03	(c)	19

15.23	0.31	381,697	0.96		0.90		1.07		1.01		3.99		31
15.24	(0.43)	12,210	1.71		1.65		1.82		1.76		3.24		31
15.24	(0.43)	14,783	1.71		1.65		1.82		1.76		3.24		31
15.23	0.67	289,188	0.60		0.54		0.71		0.65		4.37		31
15.32	0.13	606	1.10		1.04		1.21		1.15		3.85		31

The accompanying notes are an integral part of these financial statements.          85

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions to
	Net asset				shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	$10.44	$0.18	$0.18	$0.36	$(0.18)
2012 - B	10.43	0.12	0.18	0.30	(0.12)
2012 - C	10.44	0.14	0.18	0.32	(0.14)
2012 - Institutional	10.44	0.22	0.17	0.39	(0.22)
2012 - Service	10.43	0.17	0.17	0.34	(0.16)
2012 - IR	10.44	0.19	0.19	0.38	(0.21)

2011 - A	10.46	0.18	(0.02)	0.16	(0.18)
2011 - B	10.45	0.12	(0.03)	0.09	(0.11)
2011 - C	10.46	0.12	(0.02)	0.10	(0.12)
2011 - Institutional	10.46	0.22	(0.03)	0.19	(0.21)
2011 - Service	10.46	0.17	(0.04)	0.13	(0.16)
2011 - IR (Commenced July 30, 2010)	10.56	0.14	(0.12)	0.02	(0.14)

2010 - A	10.25	0.19	0.23	0.42	(0.21)
2010 - B	10.24	0.15	0.20	0.35	(0.14)
2010 - C	10.25	0.12	0.22	0.34	(0.13)
2010 - Institutional	10.25	0.22	0.23	0.45	(0.24)
2010 - Service	10.24	0.15	0.26	0.41	(0.19)

2009 - A	10.25	0.30	— (d)	0.30	(0.30)
2009 - B	10.24	0.25	(0.01)	0.24	(0.24)
2009 - C	10.25	0.22	0.01	0.23	(0.23)
2009 - Institutional	10.25	0.34	— (d)	0.34	(0.34)
2009 - Service	10.24	0.29	— (d)	0.29	(0.29)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	10.16	0.14	0.09	0.23	(0.14)
2008 - B	10.15	0.11	0.09	0.20	(0.11)
2008 - C	10.16	0.11	0.09	0.20	(0.11)
2008 - Institutional	10.16	0.15	0.09	0.24	(0.15)
2008 - Service	10.15	0.13	0.09	0.22	(0.13)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	10.20	0.33	(0.04)	0.29	(0.33)
2007 - B	10.19	0.27	(0.04)	0.23	(0.27)
2007 - C	10.20	0.26	(0.05)	0.21	(0.25)
2007 - Institutional	10.19	0.37	(0.04)	0.33	(0.36)
2007 - Service	10.19	0.32	(0.05)	0.27	(0.31)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investments at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

86          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end of	Total	period	to average		to average		to average		turnover
period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$10.62	3.46%	$945,940	0.73%		0.77%		1.72%		24%
10.61	2.84	31	1.33		1.52		1.16		24
10.62	3.05	48,865	1.13		1.52		1.32		24
10.61	3.72	2,195,766	0.39		0.43		2.05		24
10.61	3.31	6,362	0.89		0.93		1.63		24
10.61	3.62	10,568	0.48		0.52		1.83		24

10.44	1.52	775,171	0.73		0.77		1.71		34
10.43	0.91	91	1.33		1.52		1.10		34
10.44	0.94	41,115	1.31		1.53		1.14		34
10.44	1.86	1,576,602	0.39		0.43		2.05		34
10.43	1.26	17,730	0.89		0.93		1.57		34
10.44	0.17	77	0.48	(c)	0.52	(c)	1.97	(c)	34

10.46	4.09	982,297	0.73		0.79		1.84		11
10.45	3.47	314	1.33		1.54		1.42		11
10.46	3.31	41,959	1.48		1.54		1.14		11
10.46	4.44	1,291,972	0.39		0.45		2.16		11
10.46	4.01	43,518	0.89		0.95		1.39		11

10.25	3.02	303,446	0.73		0.85		2.96		33
10.24	2.41	450	1.33		1.60		2.41		33
10.25	2.25	17,373	1.48		1.60		2.18		33
10.25	3.37	260,054	0.39		0.51		3.31		33
10.24	2.85	54	0.89		1.01		2.82		33

10.25	2.24	162,590	0.73	(c)	0.95	(c)	3.21	(c)	19
10.24	1.99	633	1.33	(c)	1.70	(c)	2.65	(c)	19
10.25	1.93	6,742	1.48	(c)	1.70	(c)	2.48	(c)	19
10.25	2.39	192,500	0.39	(c)	0.61	(c)	3.57	(c)	19
10.24	2.18	51	0.89	(c)	1.11	(c)	3.06	(c)	19

10.16	2.86	126,888	0.75		0.89		3.27		52
10.15	2.25	988	1.35		1.64		2.67		52
10.16	2.10	4,549	1.50		1.64		2.54		52
10.16	3.34	207,801	0.39		0.53		3.66		52
10.15	2.72	50	0.89		1.03		3.14		52

The accompanying notes are an integral part of these financial statements.          87

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements
March 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

High Yield Municipal	A, B, C, Institutional and IR	Non-diversified

Municipal Income and Short Duration Tax-Free	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 4.50%, 3.75% and 1.50%, respectively. Class B Shares of High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, 5.00% to zero, and 2.00% to zero, respectively, depending upon the period of time that shares are held. Class C Shares of High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with a CDSC of 1.00%, 1.00% and 0.65% respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value. Debt securities for which market quotations are readily available are valued on the basis of quotations supplied by dealers or furnished by an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value.
Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

If quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades and bankruptcies.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Redemption Fees — A 2% redemption fee is imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Inverse Floaters — The Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

G. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.
Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts. The Funds may invest in the following type of swaps:
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

H. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Funds at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of March 31, 2012:

HIGH YIELD MUNICIPAL
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$2,775	$—	$—
Municipal Debt Obligations	—	3,343,043,025	—
Short-term Investments	—	69,095,000	—

Total	$2,775	$3,412,138,025	$—

Derivative Type

Liabilities(a)
Credit Default Swap Contracts	$—	$(464,981)	$—

MUNICIPAL INCOME FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Municipal Debt Obligations	$—	$577,668,124	$—
Short-term Investments	—	25,605,000	—

Total	$—	$603,273,124	$—

SHORT DURATION TAX-FREE
Investment Type	Level 1	Level 2	Level 3

Assets
Municipal Debt Obligations	$—	$3,125,348,781	$—
Short-term Investments	—	48,500,000	—

Total	$—	$3,173,848,781	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended March 31, 2012, the High Yield Municipal Fund entered into credit default swap contracts. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of March 31, 2012. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statements of Assets and Liabilities	Liabilities(a)
Credit	Payable for unrealized loss on swap contracts	$(464,981)

(a)	Amount represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following table sets forth, by certain risk types, the High Yield Municipal Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$312,797	$(464,981)	2

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2012.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended March 31, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

High Yield Municipal	0.55%	0.55%	0.50%	0.48%	0.47%	0.53%	0.53%

Municipal Income	0.55	0.50	0.48	0.47	0.46	0.55	0	.42(1)

Short Duration Tax-Free	0.40	0.36	0.34	0.33	0.32	0.37	0	.35(2)

(1)	Effective June 30, 2011, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.40% through July 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. Prior to June 30, 2011, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.50%.
(2)	GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.35% through July 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C

Distribution Plan	0.25%	0.75%	0.75%

Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the fiscal year ended March 31, 2012, Goldman Sachs agreed to waive a portion of the distribution and service fees equal to 0.15% and 0.35% as an annual percentage rate of the average daily net assets attributable to Class B Shares and Class C Shares, respectively, of the Short Duration Tax-Free Fund. These arrangements will remain in place through July 29, 2012. Prior to such date, Goldman Sachs may not terminate these arrangements without the approval of the trustees.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the fiscal year ended March 31, 2012, Goldman Sachs advised that it retained front end sales charges of $67,100, $32,200 and $8,600 for the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C and Class IR Shares and 0.04% of the average daily net assets for Institutional and Service Shares. Effective June 30, 2011, Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class B, Class C and Class IR Shares of the High Yield Municipal Fund. This arrangement will remain in effect through July 29, 2012. Prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for each Fund is 0.004%. These Other Expense reimbursements will remain in place through July 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the fiscal year ended March 31, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Fee Waivers
		Class B	Class C		Other		Total
	Management	Distribution and	Distribution and	Transfer	Expense	Custody Fee	Expense
Fund	Fee	Service Fee	Service Fee	Agent Fee(a)	Reimbursement	Credits	Reductions

High Yield Municipal	$—	$—	$—	$167	$683	$3	$853

Municipal Income	724	—	—	—	318	1	1,043

Short Duration Tax-Free	581	— (b)	148	—	481	8	1,218

(a)	Applicable to Class A, B, C and IR Shares.
(b)	Amount rounds to less than $1,000.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of March 31, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

High Yield Municipal	$1,522	$168	$74	$1,764

Municipal Income	209	101	49	359

Short Duration Tax-Free	930	227	184	1,341

G. Line of Credit Facility — As of March 31, 2012, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2012, the Funds did not have any borrowings under the facility. Effective May 8, 2012, the amount available through the facility increased to $630,000,000.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2012, were as follows:

Fund	Purchases	Sales and Maturities

High Yield Municipal	$835,492,155	$841,796,362

Municipal Income	51,292,579	91,369,555

Short Duration Tax-Free	1,413,196,715	643,398,382

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2012 was as follows:

	High Yield	Municipal	Short Duration
	Municipal	Income	Tax-Free

Distributions paid from:
Ordinary income	$9,713,998	$341,830	$203,007
Tax-exempt income	162,967,014	24,700,166	51,861,384

Total distributions	$172,681,012	$25,041,996	$52,064,391

The tax character of distributions paid during the fiscal year ended March 31, 2011 was as follows:

	High Yield	Municipal	Short Duration
	Municipal	Income	Tax-Free

Distributions paid from:
Ordinary income	$4,872,111	$135,495	$1,187,554
Tax-exempt income	193,947,384	27,236,347	46,868,307

Total distributions	$198,819,495	$27,371,842	$48,055,861

As of March 31, 2012, the components of accumulated earnings (losses) on a tax-basis were as follows:

	High Yield	Municipal	Short Duration
	Municipal	Income	Tax-Free

Undistributed tax-exempt income — net	$30,056,214	$709,391	$1,321,473

Capital loss carryovers:(1)(2)
Expiring 2013	$—	$—	$(345,706)
Expiring 2014	—	—	(4,730,013)
Expiring 2015	(2,478,411)	(3,036,076)	(2,044,683)
Expiring 2016	(220,731,177)	(5,753,929)	—
Expiring 2017	(553,071,659)	(13,220,467)	(12,792)
Expiring 2018	(431,124,617)	(11,494,807)	(451,870)
Expiring 2019	(11,174,752)	(704,599)	—
Perpetual Short-term	(7,011,601)	(1,962,129)	—
Perpetual Long-term	(56,051,166)	(821,574)	—

Total capital loss carryovers	$(1,281,643,383)	$(36,993,581)	$(7,585,064)

Timing differences (post-October losses/income distribution payable/defaulted bond income)	$(89,379,927)	$(1,775,489)	$(1,252,374)
Unrealized gains (losses) — net	(21,097,167)	41,414,421	51,639,356

Total accumulated gains (losses) — net	$(1,362,064,263)	$3,354,742	$44,123,391

(1)	Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	Expiration occurs on March 31 of the year indicated. The Municipal Income Fund had capital loss carryovers of $873,613 which expired in the current fiscal year. The Short Duration Tax-Free Fund utilized $830,371 of capital losses in the current fiscal year.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

7. TAX INFORMATION (continued)

As of March 31, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	High Yield	Municipal	Short Duration
	Municipal	Income	Tax-Free

Tax cost	$3,433,085,783	$561,858,703	$3,122,209,425

Gross unrealized gain	304,488,103	52,371,999	59,286,125
Gross unrealized loss	(325,433,086)	(10,957,578)	(7,646,769)

Net unrealized security gain (loss)	$(20,944,983)	$41,414,421	$51,639,356

Net unrealized loss on other investments	(152,184)	—	—

Net unrealized gain (loss)	$(21,097,167)	$41,414,421	$51,639,356

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences in the tax treatment of partnership investments, swap transactions, premium amortization and the accretion of market discount.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from expired capital loss carryforwards and the difference in tax treatment relating to the recognition of income and gains (losses) on certain bonds and swap transactions.

		Accumulated Net	Undistributed Net
	Paid-in	Realized Gain	Investment Income
Fund	Capital	(Loss)	(Loss)

High Yield Municipal	$—	$(1,647,042)	$1,647,042

Municipal Income	(886,979)	795,479	91,500

Short Duration Tax-Free	—	193,577	(193,577)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

10. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. GSAM is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Funds’ financial statements.
In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by FASB and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Funds’ financial statements.

Other Matters — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that, there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	High Yield Municipal Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2012		March 31, 2011
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,569,764	$64,466,270	9,545,921	$81,257,701
Shares converted from Class B(a)	36,911	311,197	98,445	829,510
Reinvestment of distributions	1,710,718	14,569,164	2,029,239	17,109,158
Shares redeemed	(11,019,821)	(93,359,709)	(22,703,249)	(190,002,118)

	(1,702,428)	(14,013,078)	(11,029,644)	(90,805,749)

Class B Shares
Shares sold	38,872	329,078	43,299	367,133
Shares converted to Class A(a)	(36,911)	(311,197)	(98,445)	(829,510)
Reinvestment of distributions	58,885	500,202	81,445	686,993
Shares redeemed	(532,563)	(4,511,548)	(759,245)	(6,363,479)

	(471,717)	(3,993,465)	(732,946)	(6,138,863)

Class C Shares
Shares sold	1,602,757	13,707,600	2,399,164	20,562,770
Reinvestment of distributions	364,384	3,101,437	421,053	3,547,627
Shares redeemed	(2,755,449)	(23,279,054)	(4,803,125)	(40,102,549)

	(788,308)	(6,470,017)	(1,982,908)	(15,992,152)

Institutional Shares
Shares sold	65,544,688	559,965,320	93,879,006	792,106,465
Reinvestment of distributions	16,554,797	140,955,182	12,839,609	107,814,165
Shares redeemed	(81,189,293)	(687,060,328)	(143,501,250)	(1,187,316,233)

	910,192	13,860,174	(36,782,635)	(287,395,603)

Class IR Shares(b)
Shares sold	358,216	3,055,857	79,714	681,010
Reinvestment of distributions	11,047	95,000	1,159	9,434
Shares redeemed	(82,810)	(710,973)	(24,495)	(198,700)

	286,453	2,439,884	56,378	491,744

NET DECREASE	(1,765,808)	$(8,176,502)	(50,471,755)	$(399,840,623)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on July 30, 2010.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Municipal Income Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2012		March 31, 2011
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,152,118	$92,306,959	7,922,419	$118,413,467
Shares converted from Class B(a)	6,985	105,391	49,844	743,298
Reinvestment of distributions	882,604	13,324,956	887,283	13,157,250
Shares redeemed	(7,740,886)	(115,999,039)	(12,849,861)	(189,288,942)

	(699,179)	(10,261,733)	(3,990,315)	(56,974,927)

Class B Shares
Shares sold	35,673	543,578	35,535	533,898
Shares converted to Class A(a)	(6,985)	(105,391)	(49,844)	(743,298)
Reinvestment of distributions	11,442	172,451	15,222	226,102
Shares redeemed	(120,827)	(1,828,773)	(200,438)	(2,944,855)

	(80,697)	(1,218,135)	(199,525)	(2,928,153)

Class C Shares
Shares sold	332,495	5,052,669	382,884	5,715,316
Reinvestment of distributions	42,806	646,374	45,488	674,427
Shares redeemed	(338,799)	(5,063,974)	(579,406)	(8,466,093)

	36,502	635,069	(151,034)	(2,076,350)

Institutional Shares
Shares sold	3,881,621	58,583,866	7,280,424	108,315,467
Reinvestment of distributions	429,169	6,471,539	288,557	4,258,367
Shares redeemed	(5,844,145)	(87,118,120)	(5,466,244)	(80,143,353)

	(1,533,355)	(22,062,715)	2,102,737	32,430,481

Service Shares
Reinvestment of distributions	50	763	48	716
Shares redeemed	(1)	(10)	(8,659)	(124,412)

	49	753	(8,611)	(123,696)

Class IR Shares(b)
Shares sold	104,537	1,600,576	8,433	129,029
Reinvestment of distributions	1,663	25,506	168	2,428
Shares redeemed	(17,598)	(264,574)	—	—

	88,602	1,361,508	8,601	131,457

NET DECREASE	(2,188,078)	$(31,545,253)	(2,238,147)	$(29,541,188)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on July 30, 2010.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax- Free Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2012		March 31, 2011
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	62,696,479	$662,858,683	60,601,744	$637,645,260
Reinvestment of distributions	1,236,986	13,081,697	1,118,325	11,741,716
Shares redeemed	(49,070,446)	(518,590,784)	(81,359,249)	(853,651,829)

	14,863,019	157,349,596	(19,639,180)	(204,264,853)

Class B Shares
Reinvestment of distributions	59	620	260	2,881
Shares redeemed	(5,823)	(61,402)	(21,664)	(226,852)

	(5,764)	(60,782)	(21,404)	(223,971)

Class C Shares
Shares sold	1,945,490	20,599,647	1,716,309	18,040,737
Reinvestment of distributions	35,815	378,632	31,749	333,196
Shares redeemed	(1,316,149)	(13,907,779)	(1,820,527)	(19,087,542)

	665,156	7,070,500	(72,469)	(713,609)

Institutional Shares
Shares sold	145,317,302	1,535,420,674	134,548,199	1,414,855,798
Reinvestment of distributions	2,375,614	25,118,208	1,694,026	17,775,693
Shares redeemed	(91,840,122)	(969,823,249)	(108,720,423)	(1,139,702,812)

	55,852,794	590,715,633	27,521,802	292,928,679

Service Shares
Shares sold	—	—	946,315	10,002,517
Reinvestment of distributions	17,001	179,330	34,629	363,407
Shares redeemed	(1,116,621)	(11,787,762)	(3,443,686)	(36,182,454)

	(1,099,620)	(11,608,432)	(2,462,742)	(25,816,530)

Class IR Shares(a)
Shares sold	1,503,618	15,953,469	7,314	76,624
Reinvestment of distributions	5,207	55,329	34	354
Shares redeemed	(520,271)	(5,515,326)	—	—

	988,554	10,493,472	7,348	76,978

NET INCREASE	71,264,139	$753,959,987	5,333,355	$61,986,694

(a)	Commenced operations on July 30, 2010.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Municipal Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs High Yield Municipal Fund, Goldman Sachs Municipal Income Fund and Goldman Sachs Short Duration Tax-Free Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 24, 2012

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and redemption fees (with respect to Class A, Class B, Class C, Institutional, Service and Class IR Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 through March 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	High Yield Municipal Fund				Municipal Income Fund				Short Duration Tax-Free Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 Months Ended	Value	Value		6 Months Ended	Value	Value		6 Months Ended
Share Class	10/01/11	3/31/12		3/31/12*	10/01/11	3/31/12		3/31/12*	10/01/11	3/31/12		3/31/12*
Class A
Actual	$1,000	$1,052.70		$4.46	$1,000	$1,059.70		$4.07	$1,000	$1,012.90		$3.67
Hypothetical 5% return	1,000	1.020.65	+	4.39	1,000	1,021.05	+	3.99	1,000	1,021.35	+	3.69

Class B
Actual	1,000	1,049.90		8.30	1,000	1,055.70		7.91	1,000	1,009.80		6.73
Hypothetical 5% return	1,000	1,016.90	+	8.17	1,000	1,017.30	+	7.77	1,000	1,018.30	+	6.76

Class C
Actual	1,000	1,048.80		8.30	1,000	1,055.70		7.91	1,000	1,010.90		5.68
Hypothetical 5% return	1,000	1,016.90	+	8.17	1,000	1,017.30	+	7.77	1,000	1,019.35	+	5.70

Institutional
Actual	1,000	1,055.40		2.98	1,000	1,060.80		2.27	1,000	1,013.70		1.96
Hypothetical 5% return	1,000	1,022.10	+	2.93	1,000	1,022.80	+	2.23	1,000	1,023.05	+	1.97

Service
Actual	N/A	N/A		N/A	1,000	1,058.70		4.79	1,000	1,012.10		4.53
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,020.35	+	4.70	1,000	1,020.50	+	4.55

Class IR
Actual	1,000	1,055.30		3.13	1,000	1,061.00		2.73	1,000	1,013.20		2.42
Hypothetical 5% return	1,000	1,021.95	+	3.08	1,000	1,022.35	+	2.68	1,000	1,022.60	+	2.43

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR

High Yield Municipal	0.87%	1.62%	1.62%	0.57%	N/A	0.62%
Municipal Income	0.79	1.54	1.54	0.45	0.95%	0.54
Short Duration Tax-Free	0.73	1.33	1.13	0.39	0.89	0.48

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	104	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Mr. Coblentz is retired. Formerly he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	104	None

Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of March 31, 2012.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of March 31, 2012, the Trust consisted of 90 portfolios (87 of which offered shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which offered shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of March 31, 2012.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Municipal Fixed Income Funds — Tax Information (Unaudited)

During the fiscal year ended March 31, 2012, 94.37%, 98.64%, and 99.61% of the distributions from net investment income paid by the High Yield Municipal, the Municipal Income, and the Short Duration Tax-Free Funds, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $702.0 billion in assets under management as of March 31, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Short Duration Income Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Focused Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ Rising Dividend Growth Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
■ Managed Futures Strategy Fund
Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

IRS Circular 230 Disclosure: Goldman Sachs does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties imposed on the relevant taxpayer. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of March 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 73926.MF.MED.TMPL/5/2012 TFFIAR12/24.2K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,013,203	$2,473,500	Financial Statement audits.

Audit-Related Fees:

• PwC	$36,000	$30,972	Other attest services.

Tax Fees:

• PwC	$381,228	$483,335	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns. For 2011, $28,275 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered
Audit-Related Fees:

• PwC	$852,000	$1,333,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2012 and March 31, 2011 were approximately $417,228 and $514,307 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 4, 2012